      As filed with the Securities and Exchange Commission on April 30, 2003

                                                      Registration Nos. 33-18341
                                                                    and 811-5382

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [ ]

                       Post-Effective Amendment No. 17                    [X]

                                       and
               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY        [ ]
                                   ACT OF 1940

                                 Amendment No. 2                          [X]

              SEPARATE ACCOUNT A OF PARAGON LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)

                         PARAGON LIFE INSURANCE COMPANY
                               (Name of Depositor)

                    190 Carondelet Plaza, St. Louis, MO 63105
              (Address of Depositor's Principal Executive Offices)

               Depositor's Telephone Number, including Area Code:
                                 (314) 862-2211

    Name and Address of Agent for Service:                 Copy to:

         Gregg P. Hirsch, Esquire                Stephen E. Roth, Esquire
     Metropolitan Life Insurance Company      Sutherland Asbill & Brennan LLP
            1 Madison Avenue                   1275 Pennsylvania Avenue, N.W.
           New York, NY 10010                    Washington, DC 20004-2415

It is proposed that this filing will become effective:
 [ ] Immediately upon filing pursuant to paragraph (b) of Rule 485
 [X] On May 1,2003, pursuant to paragraph (b) of Rule 485
 [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
 [ ] On (May 1), pursuant to paragraph (a)(1) of Rule 485

                                   ----------

                      Title of securities being registered:
     Group and Individual Flexible Premium Variable Life Insurance Contracts

         Underlying Funds Through:

         American Funds Insurance Series
         Fidelity Variable Insurance Products Funds
         MFS Variable Insurance Trust



[LOGO]
Paragon Life
A MetLife(R) Company
                              [Paragon Life Logo]


             .
               GROUP AND INDIVIDUAL
               FLEXIBLE PREMIUM VARIABLE LIFE
               INSURANCE POLICIES

                         Prospectus dated May 1, 2003
                                                                          50406

   General American Distributors ("GAD") serves as principal underwriter and distributor of the Policies. GAD is a member of the NASD. Registered representatives of broker-dealers that have entered into written sales agreements with GAD will sell the Policies. Those registered representatives are registered with the NASD and with the states in which they do business. More information about GAD is available at http://www.nasd.com or by calling 1-800-289-9999. An Owner also can obtain an investor brochure from the NASD describing its Public Disclosure Program.

    Group and Individual Flexible Premium Variable Life Insurance Policies


                                   Issued by



             Separate Account A of Paragon Life Insurance Company


                                      and


                        Paragon Life Insurance Company



                             190 Carondelet Plaza


                              St. Louis, MO 63105


                                (800)-685-0124



                                  PROSPECTUS



                                  May 1, 2003




This Prospectus describes flexible premium variable life insurance policies offered by Paragon Life Insurance Company (the "Company," "Paragon," "we," or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. The terms of the Certificate and the Individual Policy are very similar and are collectively referred to in this Prospectus as "Policy" or "Policies."



The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured. This prospectus provides information that a prospective owner should know before investing in the Policy. An Owner (also "you") should consider the Policy in conjunction with other insurance you own. Replacing any existing life insurance with this Policy may not be to your advantage. It also may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under this Policy.



You may allocate net premiums to Separate Account A (the "Separate Account") which invests in the investment portfolios ("Funds") listed below.



A full description of the Funds is contained in the prospectus for each Fund, which must accompany this Prospectus. Please read these documents carefully before investing, and save them for future reference.



Please note that the Policies and the Funds:



  .   are not guaranteed to achieve their goals;


  .   are not federally insured;


  .   are not endorsed by any bank or government agency; and


  .   are subject to risks, including loss of the amount invested.



 The Securities and Exchange Commission ("SEC") has not approved or disapproved the Policy or determined that this Prospectus is adequate or complete. Any representation to the contrary is a criminal offense.



The following Funds are available through this Policy:



                        American Funds Insurance Series


                             Cash Management Fund


                             High-Income Bond Fund


                              Growth-Income Fund


                                  Growth Fund


                             Asset Allocation Fund


                              International Fund


                                   Bond Fund


                              Global Growth Fund


                   U.S. Government/AAA-Rated Securities Fund


                       Global Small Capitalization Fund


                                New World Fund



                   Fidelity Variable Insurance Products Fund


                            Equity-Income Portfolio


                              Index 500 Portfolio


                             Contrafund Portfolio


                               Mid Cap Portfolio



                         MFS Variable Insurance Trust


                          MFS Emerging Growth Series


                            MFS Total Return Series


                           MFS New Discovery Series



                  The date of this Prospectus is May 1, 2003

                               TABLE OF CONTENTS


   Policy Benefits/Risks Summary.........................................  4
      Policy Benefits
      Policy Risks
      Portfolio Risks
   Fee Table.............................................................  8
   Issuing the Policy.................................................... 13
      General Information
      Procedural Information
      Right to Examine Policy (Free Look Right)
      Ownership Rights
      Modifying the Policy
   Premiums.............................................................. 16
      Minimum Initial Premium
      Premium Flexibility
      Continuance of Insurance
      Premium Limitations
      Refund of Excess Premium for Modified Endowment Contracts ("MECs")
      Allocation of Net Premiums and Cash Value
   The Company........................................................... 18
      The Company
   The Separate Account and the Funds.................................... 18
      The Separate Account
      The Funds
   Policy Values......................................................... 22
      Policy Cash Value
      Cash Surrender Value
      Cash Value in Each Separate Account Division
   Policy Benefits....................................................... 23
      Death Benefit
      Death Benefit Options
      Changing Death Benefit Options
      Changing Face Amount
      Settlement Options
      Accelerated Death Benefits
      Surrender and Partial Withdrawals
      Transfers
      Loans
      Conversion Right to a Fixed Benefit Policy
      Eligibility Change Conversion
      Payment of Benefits at Maturity
      Telephone, Facsimile and Online Requests
   Policy Lapse and Reinstatement........................................ 30
      Lapse
      Reinstatement
   Charges and Deductions................................................ 31
      Transaction Charges
      Periodic Charges
      Annual Fund Operating Expenses

           Federal Tax Matters.................................. 36
              Tax Status of the Policy
              Tax Treatment of Policy Benefits
           Additional Benefits and Riders....................... 39
           Illustrations........................................
           Distribution of the Policies......................... 39
           General Provisions of the Group Contract............. 40
              Issuance
              Premium Payments
              Grace Period
              Termination
              Right to Examine Group Contract
              Entire Contract
              Incontestability
              Ownership of Group Contract
           State Variations..................................... 41
           Legal Proceedings.................................... 41
           Financial Statements................................. 41
           Glossary............................................. 42
           Statement of Additional Information Table of Contents 44

POLICY BENEFITS/RISKS SUMMARY
================================================================================

This Policy is a flexible premium variable life insurance policy. The Policy is "variable" because, unlike the fixed benefits under other types of life insurance products, the Cash Value and, under certain circumstances, the death benefit under the Policy, may increase or decrease depending upon the investment experience of the Divisions of the Separate Account, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, partial withdrawals, and loans). We do not guarantee any minimum Cash Value. You could lose some or all of your money.

The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludible from the gross income of the beneficiary under that policy, and the policyowner is not deemed to be in constructive receipt of the cash value of the policy until there is a distribution.

The following summary of Prospectus information describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. The Glossary at the end of the prospectus defines certain words and phrases used in this Prospectus.

                                Policy Benefits

Premiums

Flexibility of Premiums: The Contractholder or sponsoring employer will make planned premiums on behalf of an Owner equal to an amount that Owner authorizes to be deducted from his or her wages. An Owner may skip planned premium payments and may make unscheduled premium payments at any time and in any amount, subject to certain limitations.

Cancellation Privilege: The free look period begins when an Owner receives his or her Policy. An Owner may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy. The free look period generally ends within 20 days of receiving the Policy or such longer period as state law requires. A free look period also begins if an Owner requests an increase in Face Amount for that increase.

Death Benefit

We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured's death, or to the Owner, before the Insured's death and under circumstances described in available riders. The death benefit proceeds equal the death benefit plus any additional benefit provided by rider and minus any outstanding Indebtedness and any unpaid monthly deductions.


An Owner may choose between two death benefit options available under the Policy. After the first Policy Anniversary, an Owner may change the death benefit option while the Policy is in force. Changing the death benefit option may have tax consequences. We calculate the amount available under each death benefit option as of the Insured's date of death.



  . Death Benefit Option A is a "Level Type" death benefit equal to the Face Amount of the Policy or, if greater, a percentage of Cash Value based on federal tax law requirements.



  . Death Benefit Option B is an "Increasing Type" death benefit equal to the Face Amount of the Policy plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirements. This option is the only option presented for purchase for certain Group Contracts and employer-sponsored programs.



So long as a Policy remains in force, the death benefit under either option will be at least equal to the current Face Amount.

Accelerated Death Benefit Settlement Option Rider. Under the Accelerated Death Benefit Settlement Option rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally ill or, in only certain states, permanently confined to a nursing home. The federal income tax consequences associated with adding or receiving benefits under the Accelerated Death Benefit Settlement Option are unclear. You should consult a qualified tax advisor about the consequences of adding this rider to a Policy or requesting an accelerated death benefit payment under this rider.


Surrenders, Partial Withdrawals, Transfers and Loans


Surrenders: At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. A surrender may have tax consequences and may increase the risk that your Policy will lapse (terminate without value).



Partial Withdrawals: After the first Policy Year, an Owner may request to withdraw part of the Cash Surrender Value once each Policy Month. Partial withdrawals may have federal income tax consequences and may increase the risk that your Policy will lapse.


Transfers: Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account. (An Owner has additional transfer rights under the Policy, including, but not limited to, the conversion privilege by which, during the first 2 years of the Issue Date of the Policy, an Owner may, upon written request, convert a Policy still in force to a fixed benefit life insurance policy).


Loans: After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. We transfer a portion of the Cash Value equal to the amount of the loan and the loan interest due from each Division of the Separate Account to the Loan Account as collateral for the Loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested less any outstanding Indebtedness and any contingent deferred sales charge. We charge interest on the amount of the Policy Loan at an annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate of at least 5%. Loans may have tax consequences.


Other Policy Benefits

Ownership Rights: While the Insured is living, the Owner of the Policy may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, making transfers, changing premium allocations.


Guaranteed Issue: Acceptance of an application for a Policy is subject to our underwriting rules. Other than in Executive Programs we generally will issue the Policy and any children's insurance rider applied for by an employee pursuant to our guaranteed issue procedure. Under this procedure, the employee purchasing a Policy for the first time must answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. (Under each of the underwriting methods used for the Policies--guaranteed issue and simplified issue--healthy individuals will pay higher cost of insurance rates than they would under substantially similar policies using different underwriting methods.) The Face Amount for which an employee may apply under the guaranteed issue procedure is subject to certain maximums. We may offer guaranteed issue with Executive Programs in limited circumstances, however, depending upon the number of eligible employees or whether other existing insurance coverage is cancelled.


Interim Insurance: Before full insurance coverage takes effect, an Owner may receive interim insurance coverage (subject to our underwriting rules and Policy conditions). Interim insurance coverage cannot exceed the maximum Face Amount that an Owner may apply for under the guaranteed issue procedure.

Separate Account: You may direct the money in your Policy to any of the Divisions of the Separate Account . Each Division invests exclusively in one of the Funds listed on the cover of this prospectus.

Cash Value: Cash Value is the sum of your amounts in the Loan Account and the Divisions of the Separate Account. Cash Value varies from day to day, depending on the investment performance of the Divisions you choose, charges we deduct, and other transactions (e.g., transfers, partial withdrawals, and loans). We do not guarantee a minimum Cash Value.

Additional Benefits and Riders: We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these options and riders from Cash Value as part of the monthly deduction. These riders may not be available in all states. Please contact us at our Home Office for further details.

Settlement Options: There may be other ways of receiving proceeds under the death benefit, provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Divisions of the Separate Account. More detailed information concerning these settlement options is available upon request from our Home Office.

Eligibility Change Conversion: In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed in the qualifying class by the Contractholder, the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

If a Certificate was issued in connection with the Group Contract and allowed by state law, the Certificate will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits that are identical to those provided under the Certificate. If an Individual Policy was issued in connection with a Group Contract, the Individual Policy will continue in force following the termination of the Group Contract.

                                 Policy Risks

Investment Risk

If you invest your Cash Value in one or more Divisions of the Separate Account, then you will be subject to the risk that investment performance of the Divisions will be unfavorable and that the Cash Value will decrease. In addition, we deduct Policy fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premium.


Risk of an Increase in Current Fees and Expenses



Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.


Policy Lapse


If an Owner's Cash Surrender Value is not enough to pay the monthly deduction and other charges, the Owner's Policy may enter a 62-day grace period. A shorter grace period applies to the Contractholder (the employer) of the Group Contract. We will notify the Owner that the Policy will lapse (terminate without value) unless the Owner makes sufficient payment during the grace period. An Owner's Policy also may lapse if an Owner's Indebtedness exceeds his or her Cash Value on any Monthly Anniversary. If either of these situations occurs, the Owner's Policy will be in default and the Owner must pay a specified amount of new premium to prevent his or her Policy from lapsing. Subject to certain conditions and our underwriting rules, you may reinstate a lapsed Policy within five years after the date of lapse and before the Maturity Date.

Tax Treatment


We anticipate that the Policy should generally be deemed a life insurance contract under federal tax law. However, because there is limited guidance under the federal tax law, there is some uncertainty about the application of the federal tax law to the Policy. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, an Owner should not be deemed to be in constructive receipt of Cash Value until there is a distribution from the Policy.


Depending on the total amount of premiums an Owner pays, the Policy may be treated as a modified endowment contract (MEC) under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 591/2. If the Policy is not a MEC, distributions generally will be treated first as a return of your investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Surrender and Partial Withdrawals


If you surrender the Policy before the beginning of the 11th Policy Year, we will deduct a surrender charge based on premiums actually paid in the first Policy Year or in the first 12 Policy Months after an increase in Face Amount. We also deduct the surrender charge upon lapse of the Policy, a requested decrease in Face Amount, or a partial withdrawal that causes the Face Amount to decrease. It is possible that you will receive no Cash Surrender Value if you surrender your Policy in the first few Policy Years.



We designed the Policy to meet long-term financial goals. To best realize the benefits available through the Policy--including the benefit of tax deferred build up of Cash Value, an Owner should purchase the Policy only if he or she has the financial ability to keep it in force for a substantial period of time. An Owner should not purchase the Policy if he or she intends to surrender all or part of the Policy Value in the near future. The Policy is not suitable as a short-term savings vehicle. A surrender may have tax consequences and may increase the risk that your policy will lapse.



We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and the amount of insurance protection afforded under a Policy. Partial withdrawals may have tax consequences and may increase the risk that your policy will lapse.


Loans


A Policy Loan, whether or not repaid, will affect Policy Value over time because we subtract the amount of the Policy Loan from the Divisions of the Separate Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Divisions of the Separate Account.


We reduce the amount we pay on the insured's death, surrender, or the maturity of the Policy, by the amount of any Indebtedness. An Owner's Policy may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.

A Policy Loan may have tax consequences. If an Owner surrenders the Policy or allows the Policy to lapse while a Policy Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount an Owner receives and taxed accordingly.

                                Portfolio Risks

A comprehensive discussion of the risks of each of the Funds may be found in each Fund's prospectus. Please refer to the prospectuses for the Funds for more information. There is no assurance that any of the Funds will achieve its stated investment objective.

                                   FEE TABLE

The following tables describe the fees and expenses that an Owner will pay when buying, owning, and making partial withdrawals from the Policy. The table below describes the fees and expenses that an Owner will pay at the time that he or she buys the Policy, makes partial withdrawals from the Policy, or transfers policy account value among the Separate Account Divisions.


----------------------------------------------------------------------------------------------------------------
                                                Transaction Fees
----------------------------------------------------------------------------------------------------------------
                                                                         Amount Deducted/(1)/
----------------------------------------------------------------------------------------------------------------
                                                           Maximum Guaranteed
           Charge             When Charge is Deducted            Charge                   Current Charge
----------------------------------------------------------------------------------------------------------------
Premium Expense Charge         Upon receipt of each        1% of each premium           1% of each premium
(only for Policies treated as     premium payment               payment                       payment
individual contracts under
Omnibus Budget
Reconciliation Act of 1990)
----------------------------------------------------------------------------------------------------------------
Premium Tax Charge             Upon receipt of each
                                  premium payment

--for Policies not issued                                2.00% of each premium         2.00% of each premium
under Executive Programs                                        payment                       payment

--for Policies issued under                              2.25% of each premium         2.25% of each premium
Executive Programs                                              payment                       payment
----------------------------------------------------------------------------------------------------------------
Partial Withdrawal Charge        Upon each partial                $25                      2% of amount
                                withdrawal from the                                      withdrawn, not to
                                      Policy                                                exceed $25
----------------------------------------------------------------------------------------------------------------
Transfer Charge                Upon each transfer in        $25 per transfer                   None
                                 excess of 12 in a
                                    Policy Year
----------------------------------------------------------------------------------------------------------------
Contingent Deferred Sales      Upon surrender, lapse    30% or 28% (as set forth     30% or 28% (as set forth
Charge                          or decrease in Face     in Policy specifications     in Policy specifications
                              Amount during the first    page) of premiums paid       page) of premiums paid
                               10 Policy Years (and   in first Policy Year (or of  in first Policy Year/(3)/ (or
                                during the first 10       premiums associated         of premiums associated
                               Policy Years after an    with an increase in Face     with an increase in Face
                                     increase            Amount), not to exceed       Amount), not to exceed
                                  in Face Amount)           guideline annual             guideline annual
                                                      premium/(2)/ for the initial    premium for the initial
                                                        Face Amount (or for the       Face Amount (or for the
                                                         Face Amount increase).       Face Amount increase).
----------------------------------------------------------------------------------------------------------------
Accelerated Death Benefit         At the time an                  $100                          $0
Administrative Charge            accelerated death
                                  benefit is paid
----------------------------------------------------------------------------------------------------------------

--------
/(1)/We may charge fees and use rates that are lower than the guaranteed charge. Current charges are the fees and rates currently in effect. Any changes in current charges will be prospective and will never exceed the maximum charge.


/(2)/The initial guideline annual premium is based on the Insured's age and the Face Amount on the Issue Date; the guideline annual premium associated with any increase in Face Amount is based on the Insured's age at the time of the increase in Face Amount and the amount of the Face Amount increase. The guideline annual premium represents the premium that, if paid on an annual basis and assuming maximum insurance charges and a 5% rate of return on premiums paid, will endow the Policy in force for the designated Face amount when the Insured reaches age 95. The initial guideline annual premium is set forth on the Policy specifications page. The maximum guideline annual premium for a Policy is $982 per $1,000 for an Insured with the following characteristics: Issue Age of 94 and Face Amount of $25,000.

/(3)/The contingent deferred sales charge applicable to a Policy will depend primarily on the first year commissions paid to broker-dealers distributing the Policies. Assuming there have been no increases in Face Amount of a Policy, the contingent deferred sales charge will be a percentage--either 30% or 28%, as set forth in the Policy specifications page--of premiums actually paid in the first Policy Year up to the guideline annual premium for the initial Face Amount of the Policy. The amount of the charge will decrease each year until it reaches zero at the end of 10 Policy Years.


The following table describes the periodic fees and expenses, other than Fund operating expenses, that a Policy owner will pay during the time that he or she owns the Policy. The table also includes rider charges that will apply if a Policy owner purchases any rider(s).


                         Periodic Charges Other Than Fund Operating Expenses
-------------------------------------------------------------------------------------------------------
                                                                        Amount Deducted
-------------------------------------------------------------------------------------------------------
                                                          Maximum Guaranteed
            Charge              When Charge is Deducted         Charge              Current Charge
-------------------------------------------------------------------------------------------------------
Cost of Insurance Charge/(1)/   On the Investment Start
per $1000 of net amount at         date and on each
risk                              succeeding Monthly
..Minimum/(2)/ and                     Anniversary               $0.163                  $0.041
  Maximum/(3)/ Charges                                          $31.307                 $18.756
..Charge for an insured,         On the Investment Start         $75.75                  $20.50
  attained age 40, in an           date and on each
  Executive Program with          succeeding Monthly
  250 participants rate class         Anniversary
-------------------------------------------------------------------------------------------------------
Administrative Charge/(4)/      On the Investment Start   $6 per month during     (i) Fewer than 1000
                                   Date and on each      the first Policy Year   employees, $3.50 per
                                  succeeding Monthly                                     month
                                      Anniversary                                (ii) 1000+ employees,
                                                                                    $2.00 per month
-------------------------------------------------------------------------------------------------------
Mortality and Expense Risk               Daily          0.90% (annually) of the 0.75% of the net assets
Charge                                                    net assets of each    of each Division of the
                                                            Division of the        Separate Account
                                                           Separate Account
-------------------------------------------------------------------------------------------------------
Loan Interest Spread/(5)/           On each Policy               3.0%                    0.75%
                                      Anniversary

--------

/(1)/Cost of insurance rates vary based on the insured's attained age, rate class, and possibly gender mix (i.e., proportion of men and women covered under a particular group). The cost of insurance charges shown in the table may not be typical of the charges you will pay. (The charge for an insured attained age 40, in an Executive Program with 250 participants rate class assumes a Policy with $250,000 in Face Amount.) More detailed information concerning your cost of insurance charges is available on request from our Home Office.



/(2)/This minimum charge is based on an insured with the following characteristics: Attained Age 17, Unismoker, in an Executive Program with 250 participants rate class



/(3)/This maximum charge is based on an insured with the following characteristics: Attained Age 94, Unismoker in an Executive Program with 250 participants rate class



/(4)/The Monthly Administrative Charge depends on the number of employees eligible to be covered at issue of a group contract or an employer-sponsored insurance program. The charge may be higher for group contracts or other employer-sponsored insurance programs: (i) with fewer than 1,000 eligible employees; (ii) with additional administrative costs; or (iii) that are offered as Executive Programs. This charge is lowered after the first Policy Year, and will not exceed $3.50 per month in those renewal years.



/(5)/The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed 8% annually) and the amount of interest we credit to the amount in your Loan Account
     (currently, 7.25% annually, guaranteed minimum--5% annually). While a Policy Loan is outstanding, loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter.

                        Periodic Charges Other Than Fund Operating Expenses
------------------------------------------------------------------------------------------------------
                                                                        Amount Deducted
                                                         ---------------------------------------------
                                                           Maximum Guaranteed
            Charge               When Charge is Deducted         Charge             Current Charge
------------------------------------------------------------------------------------------------------
Optional Rider Charges:/(6)/
------------------------------------------------------------------------------------------------------
Waiver of Monthly Deductions       On rider start date
Rider per $1.00 of waived              and on each
deduction                                Monthly
..Minimum/(2)/ and Maximum/(7)/         Anniversary              $0.0061                $0.0061
  Charges                                                       $0.2057                $0.2057
..Charge for an Insured,                                          $1.58                  $1.58
  attained age 40, in an
  Executive Program with 250
  participants rate class
------------------------------------------------------------------------------------------------------
Children's Life Insurance          On rider start date           $0.41                  $0.41
Rider per $1000 of coverage            and on each
..Minimum and Maximum                     Monthly
  Charges for all Children             Anniversary
------------------------------------------------------------------------------------------------------
Spouse's Life Insurance            On rider start date
Rider per $1000 of coverage            and on each
..Minimum/(2)/ and                        Monthly                 $0.148                $0.0388
  Maximum/(8)/ Charges                 Anniversary               $5.163                 $3.539
..Charge for a spouse,                                            $22.73                 $10.50
  attained age 40, in an
  Executive Program with 250
  participants rate class
------------------------------------------------------------------------------------------------------
Accelerated Death Benefit                  N/A           See "Accelerated Death See "Accelerated Death
Settlement Option Rider                                  Benefit Administrative Benefit Administrative
                                                         Charge" in Transaction Charge" in Transaction
                                                           Fees Table above.      Fees Table above.

--------

/(6)/Optional rider charges (except for the Accelerated Death Benefit
     Settlement Option Rider) are added to the monthly deduction and, except for the Children's Life Insurance Rider and the Spouse's Life Insurance Rider (which varies by the age of the spouse), generally will vary based on the individual characteristics of the insured. (The waiver of monthly deduction rider charge for an insured attained age 40, in an Executive Program with 250 participants rate class assumes a Policy with $250,000 in Face Amount. The spouse life insurance rider charge for a spouse attained age 40, in an Executive Program with 250 participants rate class assumes a Policy with $75,000 in Face Amount.) The optional charges shown in the table may not be typical of the charges you will pay. Your Policy will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available request from our Home Office.



/(7)/This minimum charge is based on an insured with the following characteristics: Attained Age 59, Unismoker in an Executive Program with 250 participants rate class.



/(8)/The maximum charge is based on an insured with the following characteristics: Attained Age 94, Unismoker in an Executive Program with 250 participants rate class.

The following tables describe the fees and expenses deducted from Fund assets during the fiscal year ended December 31, 2002. Expenses of the Funds may be higher or lower in the future.



This table shows the minimum and maximum total operating expenses (both before and after contractual fee waivers or expense reimbursements) charged by the Funds for the fiscal year ended December 31, 2002. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.



Range of Annual Fund Operating Expenses/(1)/



                                                           Minimum Maximum
      --------------------------------------------------------------------
      Total Annual Fund Operating Expenses (expenses that
      are deducted from Fund assets, including management
      fees, distribution (12b-1) fees, and other expenses)  0.35%   1.05%

--------

/(1)/The Fund expenses used to prepare this table were provided to Paragon by the Funds. Paragon has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2002. Current or future expenses may be greater or less than those shown.



The following table shows the fees and expenses (both before and after contractual fee waiver and expense reimbursement) charged by each portfolio for the fiscal year ended December 31, 2002.



                                                                          Gross
                                                                          Total
                                               Management 12b-1  Other    Annual
Fund                                              Fees    Fees  Expenses Expenses
---------------------------------------------------------------------------------
American Funds Insurance Series
---------------------------------------------------------------------------------
   Cash Management Fund                          0.44%    0.00%  0.02%    0.46%
---------------------------------------------------------------------------------
   High-Income Bond Fund                         0.50%    0.00%  0.02%    0.52%
---------------------------------------------------------------------------------
   Growth-Income Fund                            0.33%    0.00%  0.02%    0.35%
---------------------------------------------------------------------------------
   Growth Fund                                   0.38%    0.00%  0.02%    0.40%
---------------------------------------------------------------------------------
   Asset Allocation Fund                         0.43%    0.00%  0.02%    0.45%
---------------------------------------------------------------------------------
   International Fund                            0.57%    0.00%  0.06%    0.63%
---------------------------------------------------------------------------------
   Bond Fund                                     0.47%    0.00%  0.02%    0.49%
---------------------------------------------------------------------------------
   Global Growth Fund                            0.67%    0.00%  0.04%    0.71%
---------------------------------------------------------------------------------
   U.S. Government/AAA-Rated Securities Fund     0.45%    0.00%  0.02%    0.47%
---------------------------------------------------------------------------------
   Global Small Capitalization Fund              0.80%    0.00%  0.04%    0.84%
---------------------------------------------------------------------------------
   New World Fund                                0.85%    0.00%  0.06%    0.91%
---------------------------------------------------------------------------------
Fidelity Variable Insurance Products Fund/(1)/
---------------------------------------------------------------------------------
   Equity-Income Portfolio                       0.48%    0.00%  0.09%    0.57%
---------------------------------------------------------------------------------
   Index 500 Portfolio                           0.24%    0.00%  0.09%    0.33%
---------------------------------------------------------------------------------
   Contrafund Portfolio                          0.58%    0.00%  0.10%    0.68%
---------------------------------------------------------------------------------
   Mid Cap Portfolio                             0.58%    0.00%  0.12%    0.70%
---------------------------------------------------------------------------------

                                                                   Gross
                                                                   Total
                                        Management 12b-1  Other    Annual
      Fund                                 Fees    Fees  Expenses Expenses
      --------------------------------------------------------------------
      MFS Variable Insurance Trust/(1)/
      --------------------------------------------------------------------
         MFS Emerging Growth Series       0.75%    0.00%  0.11%    0.86%
      --------------------------------------------------------------------
         MFS Total Return Series          0.75%    0.00%  0.11%    0.86%
      --------------------------------------------------------------------
         MFS New Discovery Series         0.90%    0.00%  0.15%    1.05%
      --------------------------------------------------------------------

--------

/(1)/For certain portfolios, certain expenses were reimbursed and/or certain fees were waived during 2002. It is anticipated that these expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements, annual portfolio operating expenses would have been:



------------------------------------------------------------------------------------
                                                                              Net
                                                                Amount of    Total
                                          Management  Other     Waiver or    Annual
Fund                                         Fees    Expenses Reimbursement Expenses
------------------------------------------------------------------------------------
Fidelity Variable Insurance Products Fund
------------------------------------------------------------------------------------
   Equity-Income Portfolio*                 0.48%     0.09%      (0.01%)     0.56%
------------------------------------------------------------------------------------
   Index 500 Portfolio**                    0.24%     0.09%      (0.05%)     0.28%
------------------------------------------------------------------------------------
   Contrafund Portfolio*                    0.58%     0.10%      (0.04%)     0.64%
------------------------------------------------------------------------------------
   Mid Cap Portfolio*                       0.58%     0.12%      (0.07%)     0.63%
------------------------------------------------------------------------------------
MFS Variable Insurance Trust
------------------------------------------------------------------------------------
   MFS Emerging Growth Series***            0.75%     0.11%      (0.01%)     0.85%
------------------------------------------------------------------------------------
   MFS New Discovery Series***              0.90%     0.15%      (0.01%)     1.04%

       -

       * The fund's manager has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain securities lending cost, brokerage commissions and extraordinary expenses) exceed 0.28%. The fund's manager may discontinue this arrangement at any time.



       ** Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.



       ***Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other expenses" do not take into account these expense reductions and are therefore higher than the actual expenses of the series.

ISSUING THE POLICY
================================================================================

General Information

The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued: either as policies in the form of Certificates pursuant to Group Contracts entered into between the Company and Contractholders or as individual Policies issued in connection with employer-sponsored insurance programs where Group Contracts are not issued.

The Contractholder (employer) owns the Group Contract, but does not have any ownership interest in the Policies issued under the Group Contract. Rights and benefits under the Policies inure to the benefit of the Owners (generally, employees), Insureds and Beneficiaries as set forth herein.

Generally, a Policy is available for Insureds between Issue Ages 17-70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside that range of Issue Ages, or decline to issue Policies to individuals within that range of Issue Ages. The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer or the employee's spouse. Generally, only an employee is eligible to be an Insured under an Executive Program Policy.


Currently, the minimum initial Face Amount is generally $25,000. The maximum Face Amount is generally $500,000. However, we may establish a higher maximum Face Amount for Executive Program Policies. Executive Program Policies under a Group contract or an employer-sponsored insurance program generally have a current minimum level of $100,000, and a maximum Face Amount in excess of $500,000. We reserve the right to modify at any time our minimum Face Amount on new contracts. The Owner may change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")


On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program.

If there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract or other employer-sponsored insurance program will continue should the Group Contract or other program cease or the employee's employment end.

Procedural Information

We generally will issue a Group Contract to employers whose employees and/or their spouses meet the eligibility requirements for Owners (and/or Insureds) under the Group Contract. The class(es) of employees covered by a particular Group Contract are set forth in that Group Contract's specifications pages.

We will issue the Group Contract upon receipt and acceptance at our Home Office of an application for a group insurance signed by an appropriate officer of the employer. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible employees and/or their spouses) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for individual insurance and submit it to our authorized representative or us at our Home Office. We will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner.

We will issue Individual Policies, rather than Certificates:

  .   to independent contractors of the employer;

  . to persons who wish to continue coverage after a Group Contract has terminated;
  . to persons who wish to continue coverage after they no longer are employed by the Group Contractholder;
  . if state law restrictions make issuance of a Group Contract impracticable; or
  . if the employer chooses to use an employer-sponsored insurance program that does not involve a Group Contract.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.

Employee Eligibility. To be eligible to purchase a Policy, an employee must be actively at work at the time he or she submits the application for Individual Insurance. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. "Actively at work" means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) for the full number of hours and the full rate of pay set by the employment practices of the employer. Ordinarily the time worked per week must be at least 30 hours. We reserve the right to waive or modify the "actively at work" requirement.

The Contractholder also may require that an individual be its employee as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. We also may consider as an eligible employee an individual who is an independent contractor working primarily for the sponsoring employer. Applicable state law will determine whether an independent contractor receives an Individual Policy or a Certificate. If the employer is a partnership, a partner may be an eligible employee.

Guaranteed Issue. For other than Executive Programs, we generally will issue the Policy and any spouse and children's insurance rider applied for by the employee pursuant to our guaranteed issue underwriting procedure. We offer the guaranteed issue procedure only when an employee is first given the opportunity to purchase a Policy. Under this procedure, the employee is only required to answer qualifying questions in the application for Individual Insurance; the employee is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") is three times the employee's salary, up to a ceiling that is based on the number of eligible employees under a Group Contract or other employer-sponsored insurance program.

We also may offer guaranteed issue with Executive Programs, depending upon the number of eligible employees or whether other existing insurance coverage has been cancelled.

Simplified Underwriting. We will follow simplified underwriting procedures rather than guaranteed issue procedures if:

  .   the Face Amount exceeds the Guaranteed Issue Amount described above;
  .   the Policy has previously been offered to the employee;
  . the requirements for guaranteed issue set forth in the application for Individual Insurance are not met; or
  . the Policy is offered through programs for which guaranteed issue underwriting is not available.

In addition, we will follow simplified underwriting procedures in connection with the issuance of a spouse or children's rider, if the employee is not eligible for guaranteed issue underwriting, or (even if the employee is eligible for guaranteed issue underwriting) if the spouse or child does not satisfy the guaranteed issue underwriting requirements set forth in the application for Individual Insurance.


Under simplified underwriting procedures, the employee must respond satisfactorily to certain health questions in the application. A blood test may be required. We will then determine whether a policy can be issued. (The underwriting method followed will affect cost of insurance rates. See "Charges and Deductions--Cost of Insurance Rates."

Interim Insurance. After receiving a completed application for a Policy issued under our guaranteed underwriting procedures, we may provide interim insurance in the amount of insurance applied for, up to the Guaranteed Issue Amount. Coverage under interim insurance will end on the earliest of:

  .   the date insurance coverage begins on the Policy applied for;
  . the date a Policy other than the Policy applied for is offered to the applicant;
  . the date the Company notifies the applicant that the application for any proposed Insured is declined;
  .   60 days from the date of application; or
  . the date the applicant's employment with the Contractholder or sponsoring employer terminates.

Employee's Spouse. Before issuing a Policy to an employee's spouse, we must receive an appropriate application for Individual Insurance. We will subject the spouse to the simplified underwriting procedure described above; guaranteed issue underwriting is not available. We generally do not offer spouse coverage under Executive Program Policies. In addition, a Spouse's Life Insurance Rider providing term insurance on the life of the spouse may be available under the Policy. To be eligible for insurance under this rider, the spouse must provide evidence of insurability at the time the employee signs the application for a Policy.

Issue Date. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. The effective date for all coverage provided in the original application for Individual Insurancewill not take effect until:

  .   the appropriate application for Individual Insurance is signed;
  .   the initial premium has been paid prior to the Insured's death;
  .   the Insured is eligible for the Policy; and
  . the information in the application is determined to be acceptable to the Company.

Right to Examine Policy (Free Look Right)

Initial Free Look Period. The Owner may cancel a Policy within 20 days of receiving it or such longer period if required by state law. If a Policy is cancelled within this time period, a refund will be paid. The refund will equal all premiums paid under the Policy.

To cancel the Policy, the Owner should mail or deliver the Policy directly to us at our Home Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy--Postponement of Payments.")

Free Look for Increase in Face Amount. Similarly, an Owner may cancel an increase in Face Amount within the latest of:

  . 20 days from the date the Owner received the new Policy specifications pages for the increase;
  .   10 days of mailing the right to cancellation notice to the Owner; or
  .   45 days after the Owner signed the application for the increase.

If an Owner cancels the Face Amount increase, he or she may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. We will allocate this amount among the Divisions in the same manner as it was deducted.

Ownership Rights

The Policy belongs to the person named in the application, unless later changed. The Owner is the Insured unless the application specifies a different person as the Insured or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner's interest will go to his or her estate unless otherwise provided.

Before the Maturity Date, Owners may exercise their rights and privileges under the Policies, subject to the right of any assignee of record and any irrevocably designated beneficiary. The principal rights of the Owner include selecting and changing the beneficiary, changing the Owner, and assigning the Policy. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Policy.

We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Policy. For example, we reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income for failure to meet the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

We will send all reports and other notices described herein or in the Policy directly to the Owner.

Modifying the Policy

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

  . to conform the Policy, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, or our Company, or the Separate Account is subject;
  . to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or
  .   to reflect a change in the Separate Account's operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform to these laws.

PREMIUMS
================================================================================

Minimum Initial Premium


No insurance will take effect until the minimum initial premium is paid, and the health and other conditions including eligibility of the insured described in application for individual insurance must not have changed. The Contractholder or employer will pay the initial premium on behalf of the Owner. The initial premium for a Policy must at least equal one-twelfth (1/12) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount that you arrange to pay for the Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Premium Flexibility" below.) The Owner is not required to pay premiums equal to the planned annual premium.



We will apply premiums paid by a Contractholder or sponsoring employer or designated payor to a Policy as of the Valuation Date we receive the premiums. Premiums will be "received" on a Valuation Date when we receive the cash premium as well as the supporting documentation necessary for us to determine the amount of premium per Policy. If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.

Premium Flexibility


After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with other employer-sponsored insurance programs, the planned annual premium usually will be paid by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder or sponsoring employer and us. The Owner must authorize the amount of the premiums paid by the sponsoring employer or Contractholder. The Owner may skip planned premium payments. Making planned premium payments does not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned premium payments. See "Policy Lapse and Reinstatement".


An Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. The payment of an unscheduled premium payment may have federal income tax consequences.

Continuance of Insurance


Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. If there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue even in the event of Group Contract termination. Individual Insurance also will continue if the employee's employment with the Contractholder or sponsoring employer terminates. In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) must establish a new schedule of planned premiums. Under the new schedule, the planned annual premium must remain the same, and the planned payment intervals may be no more frequent than quarterly.


Premium Limitations


Every premium payment paid must be at least $20. We have established procedures to monitor whether aggregate premiums paid under a Policy exceed the current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. We will not accept any premium payment that would cause an Owner's total premiums to exceed those limits. If a premium payment would cause an Owner's total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Policy. We generally will return any part of the premium in excess of the maximum premiums directly to the Owner upon discovery of the excess payment. In no event will we refund the excess payment more than 60 days after the end of the Policy Year in which payment is received.


Refund of Excess Premium for Modified Endowment Contracts ("MECs")

We will notify an Owner when we believe that a premium payment will cause a Policy to become a modified endowment contract. An Owner may request that we refund any premium received that would cause the Policy to become a MEC.

Allocation of Net Premiums and Cash Value

When an Owner applies for a Policy, he or she must instruct us in the application for individual insurance to allocate your net premium to one or more Divisions of the Separate Account. We will allocate an Owner's net premium according to the following rules:

  . The minimum percentage, of any allocation to an investment option is 10 percent of the net premium.


  . Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.
  . We will allocate the net premium as of the date we receive it at our Home Office according to an Owner's current premium allocation instructions, unless otherwise specified.

  . An Owner may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect on the date we record the change.

Investment returns from amounts allocated to the Divisions of the Separate Account will vary with the investment performance of the Divisions and will be reduced by Policy charges. The Owner bears the entire investment risk for amounts he or she allocates to the Divisions. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

THE COMPANY
================================================================================

The Company

Paragon Life Insurance Company is a stock life insurance company incorporated under the laws of Missouri. Our principal offices are located at: 190 Carondelet Plaza, St. Louis, Missouri 63105. We are obligated to pay all benefits under the Policy.

THE SEPARATE ACCOUNT AND THE FUNDS
================================================================================

The Separate Account

We established Separate Account A (the "Separate Account") as a separate investment account on October 30, 1987 under Missouri law. We own the assets in the Separate Account and we are obligated to pay all benefits under the Policies. We may use the Separate Account to support other variable insurance policies we issue. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC.

The Separate Account is divided into Divisions, each of which invests in shares of the Funds shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business the Company may conduct.

The assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its Policy liabilities. From time to time, these excess assets may be transferred from the Separate Account and included in the Company's general account. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

We do not guarantee any money you place in the Divisions of the Separate Account. The value of each Division of the Separate Account will increase or decrease, depending on the investment performance of the corresponding portfolio. You could lose some or all of your money.

The Funds

The Separate Account invests in shares of the Funds. Each Fund is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Funds or the mutual funds by the SEC.

The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

The following table summarizes the investment objective(s) and identifies the investment adviser of each Fund.

    Portfolio       Investment Manager                    Investment Objective
-------------------------------------------------------------------------------------------------
Cash Management    Capital Research and The Fund seeks to provide you an opportunity to earn
Fund               Management Company   income on your cash reserves while preserving the value
                                        of your investment and maintaining liquidity by
                                        investing in a diversified selection of high quality
                                        money market instruments.
-------------------------------------------------------------------------------------------------
High-Income Bond   Capital Research and The Fund seeks to provide you with a high level of
Fund               Management Company   current income and secondarily capital appreciation by
                                        investing primarily in higher yielding and generally
                                        lower quality debt securities (rated Ba and BB or below
                                        by Moody's Investors Services, Inc. or Standard &
                                        Poor's Corporation or unrated but determined to be of
                                        equivalent quality), including those of non-U.S. issuers.
-------------------------------------------------------------------------------------------------
Growth-Income      Capital Research and The Fund seeks to make your investment grow and
Fund               Management Company   provide you with income over time by investing
                                        primarily in common stocks or other securities which
                                        demonstrate the potential for appreciation and/or
                                        dividends.
-------------------------------------------------------------------------------------------------
Growth Fund        Capital Research and The Fund seeks to make your investment grow by
                   Management Company   investing primarily in common stocks of companies that
                                        appear to offer superior opportunities for growth of
                                        capital.
-------------------------------------------------------------------------------------------------
Asset Allocation   Capital Research and The Fund seeks to provide you with high total return
Fund               Management Company   (including income and capital gains) consistent with
                                        preservation of capital over the long-term by investing
                                        in a diversified portfolio of common stocks and other
                                        equity securities, bonds and other intermediate and long-
                                        term debt securities, and money market instruments
                                        (debt securities maturing in one year or less).
-------------------------------------------------------------------------------------------------
International Fund Capital Research and The Fund seeks to make your investment grow over
                   Management Company   time by investing primarily in common stocks of
                                        companies located outside the United States. The fund is
                                        designed for investors seeking capital appreciation
                                        through stocks.
-------------------------------------------------------------------------------------------------
Bond Fund          Capital Research and The Fund seeks to maximize your level of current
                   Management Company   income and preserve your capital. Normally, the fund
                                        invests at least 80% of its assets in bonds.
-------------------------------------------------------------------------------------------------
Global Growth      Capital Research and The Fund seeks to make your investment grow over
Fund               Management Company   time by investing primarily in common stocks of
                                        companies located around the world. The fund is
                                        designed for investors seeking capital appreciation
                                        through stocks.
-------------------------------------------------------------------------------------------------

     Portfolio        Investment Manager                       Investment Objective
------------------------------------------------------------------------------------------------------
U.S. Government/    Capital Research and    The Fund seeks to provide you with a high level of
AAA-Rated           Management Company      current income, as well as preserve your investment.
Securities Fund                             Normally, the fund will invest at least 80% of its assets
                                            in securities that are guaranteed or sponsored by the
                                            U.S. government and securities that are rated Aaa or
                                            AAA by Moody's Investors Service Inc. or Standard and
                                            Poor's Corporation or unrated but determined to be of
                                            equivalent value. This fund is designed for investors
                                            seeking income and more price stability than stocks and
                                            lower quality debt securities, and capital preservation
                                            over the long term.
------------------------------------------------------------------------------------------------------
Global Small        Capital Research and    The Fund seeks to make your investment grow over
Capitalization Fund Management Company      time by investing primarily in stocks of smaller
                                            companies located around the world that typically have
                                            market capitalizations of $50 million to $1.5 billion. The fund is designed for investors seeking capital
                                            appreciation through stocks.
------------------------------------------------------------------------------------------------------
New World Fund      Capital Research and    The Fund seeks to make your investment grow over
                    Management Company      time by investing primarily in stocks of companies with
                                            significant exposure to countries with developing
                                            economies and/ markets. The fund is designed for
                                            investors seeking capital appreciation through stocks.
------------------------------------------------------------------------------------------------------
Equity-Income       Fidelity Management &   The Portfolio seeks reasonable income. The Fund will
Portfolio           Research Company        also consider the potential for capital appreciation. The
                                            fund's goal is to achieve a yield which exceeds the
                                            composite yield on the securities comprising the
                                            Standard & Poor's 500 Index (S&P 500).
------------------------------------------------------------------------------------------------------
Index 500 Portfolio Fidelity Management &   The Portfolio seeks investment results that correspond to
                    Research Company        the total return of common stocks publicly traded in the
                                            United States, as represented by the Standard & Poor's
                                            500 Index (S&P 500).
------------------------------------------------------------------------------------------------------
Contrafund          Fidelity Management &   The Portfolio seeks long-term capital appreciation.
Portfolio           Research Company
------------------------------------------------------------------------------------------------------
Mid Cap Portfolio   Fidelity Management &   The Portfolio seeks long-term growth of capital.
                    Research Company
------------------------------------------------------------------------------------------------------
MFS Emerging        Massachusetts Financial The series' investment objective is long-term growth of
Growth Series       Services Company        capital. The series invests under normal market
                                            conditions, at least 65% of its net assets in common
                                            stocks and related securities, such as preferred stocks,
                                            convertible securities and depositary receipts for those
                                            securities, of emerging growth companies.
------------------------------------------------------------------------------------------------------
MFS Total Return    Massachusetts Financial The series' main objective is to provide above-average
Series              Services Company        income (compared to a portfolio invested entirely in
                                            equity securities) consistent with prudent employment of
                                            capital. Its secondary objective is to provide reasonable
                                            opportunity for growth of capital and income.

-----------------------------------------------------------------------------------------------
    Portfolio     Investment Manager                    Investment Objective
-----------------------------------------------------------------------------------------------
MFS New Discovery Massachusetts      The series' investment objective is capital appreciation.
Series            Financial Services The series invests, under normal market conditions, at
                  Company            least 65% of its total assets in equity securities of
                                     emerging growth companies. Equity securities include
                                     common stocks and related securities, such as preferred
                                     stocks, convertible securities and depositary receipts for those securities. Emerging growth companies are
                                     companies that MFS believes offer superior prospects
                                     for growth and are either early in there life-cycle but
                                     have the potential to become major enterprises, or are
                                     major enterprises whose rate of earnings growth are
                                     expected to accelerate because of special factors, such as rejuvenated management, new products, changes in
                                     consumer demand, or basic changes in the economic
                                     environment.

In addition to the Separate Account, the Funds may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such "mixed and shared" investing.

These Funds are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

There is no assurance that any of the Funds will achieve its stated objective. For example, an investment in the money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market sub accounts may become extremely low and possibly negative. More detailed information, including a description of risks and expenses, is in the prospectuses for the Funds, which must accompany or precede this Prospectus.
You should read these prospectuses carefully and keep them for future reference.

Agreements. We have entered into or may enter into arrangements with certain Funds pursuant to which we receive a fee based upon an annual percentage of the average net asset amount invested by us on behalf of the Separate Account and other separate accounts of the Company. These arrangements vary among the Funds and are entered into because of administrative services provided by the Company.

Addition, Deletion, or Substitution of Investments. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (i) eliminate the shares of any of the Funds and (ii) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law, as required.

We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, we may also:

  .   eliminate or combine one or more Divisions;
  .   substitute one Division for another Division; or
  . transfer assets between Divisions if marketing, tax, or investment conditions warrant.

We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

  .   operated as a management company under the 1940 Act;
  . deregistered under that Act in the event such registration is no longer required; or
  .   combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor Owner requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

Voting Fund Shares. Although we are the legal owner of the Fund shares held in the Separate Account Divisions, and have the right to vote on all matters submitted to shareholders of the Funds, we will vote our shares only as Owners instruct, so long as such action is required by law.

Before a vote of a Fund's shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Fund shares that corresponds to the amount of Cash Value he or she has in that Fund (as of a date set by the Fund).

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations, or interpretations change, we may elect to vote Fund shares in our own right. If required by state insurance officials, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.

POLICY VALUES
================================================================================

Policy Cash Value

The Cash Value of the Policy equals the sum of all values in the Loan Account and each Division of the Separate Account. The Cash Value is determined first on the Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.

The Policy's Cash Value varies from day to day, depending on the investment performance of the chosen Divisions, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans). We do not guarantee a minimum Policy Cash Value.

Cash Surrender Value

The Cash Surrender Value is the amount we pay to an Owner upon surrender of a Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive the Owner's written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date, minus any outstanding Indebtedness.

Cash Value in Each Separate Account Division

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division of the Separate Account. We compute the Cash Value in a Division at the end of each Valuation Date by multiplying the number of units of Cash Value in each Division by the unit value for that Division. More detailed information concerning these computation methods is available from our Home Office.

Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor increases to reflect investment income and capital gains (realized and unrealized) for the shares of the Funds and decreases to reflect any capital losses (realized or unrealized) for the shares of the underlying portfolio.

Number of Units. The number of units in any Division of the Separate Account at the end of any valuation day equals:

  .   the initial units purchased at the unit value on the Issue Date; plus
  .   units purchased with additional net premiums; plus
  .   units purchased via transfers from another Division or the Loan Account;
      minus
  .   units redeemed to pay for monthly deductions; minus
  .   units redeemed to pay for partial withdrawals; minus
  .   units redeemed as part of a transfer to another Division or the Loan
      Account.

Every time you allocate or transfer money to or from a Separate Account Division, we convert that dollar amount into units. We determine the number of units we credit to or subtract from a Policy by dividing the dollar amount of the transaction by the unit value for that Division at the end of the Valuation Period.

Unit Value. We determine a unit value, based upon the Net Investment Factor method, for each Division of the Separate Account to reflect how investment performance affects the Cash Value. Unit values will vary among Divisions, and may increase or decrease from one Valuation Period to the next. The unit value of any Division at the end of any Valuation Period equals:

  . the value of the net assets of the Division at the end of the preceding Valuation Period; plus
  . the investment income and capital gains, realized or unrealized, credited to the net assets of that Division during the Valuation Period for which the unit value is being determined; minus
  . the capital losses, realized or unrealized, charged against those net assets during the Valuation Period; minus
  . any amount charged against the Division for taxes, or any amount set aside during the Valuation Period by the Company as a provision for taxes attributable to the operation or maintenance of the Division; minus
  . the daily mortality and expense risk charge (a charge not to exceed 0.90% annually; divided by
  . aggregate units outstanding in the Division at the end of the preceding Valuation Period.

POLICY BENEFITS
================================================================================

Death Benefit


As long as the Policy remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Home Office satisfactory proof of the Insured's death. We may require the Owner to return the Policy. [If the Beneficiary dies before the Insured, we will pay the insurance proceeds in a lump sum to the Insured's estate.] We will pay the proceeds in a single sum or under one or more of the settlement options set forth in the Policy. Payment of death benefit proceeds will not be affected by termination of the Group Contract, the employer-sponsored insurance program, or an employee's employment.

Death benefit proceeds equal:

  .   the death benefit (described below); plus
  .   any additional insurance provided by rider; minus
  .   any unpaid monthly deductions; minus
  .   any outstanding Indebtedness.

If all or a part of the death proceeds are paid in one sum, we will pay interest on this sum as required by applicable state law from the date we receive due proof of the Insured's death to the date we make payment.

An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.

If an Owner has a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.

Death Benefit Options

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Under certain Group Contracts and employer-sponsored programs, however, Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured's death. Under either option, the length of the death benefit coverage depends upon the Policy's Cash Surrender Value.

Under Option A, the death benefit is:

  .   the current Face Amount of the Policy or, if greater,
  .   the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary before the date of the Insured's death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.

Under Option B, the death benefit is:

  .   the current Face Amount plus the Cash Value of the Policy or, if greater,
  . the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

Which Death Benefit Option to Choose. Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have premium payments and favorable investment performance reflected to the maximum extent in Cash Value should select Option A.

The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value multiplied by the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

Changing Death Benefit Options

After the first Policy Anniversary, the Owner may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one each Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

Changing the death benefit option may result in a change in Face Amount. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. You should consult a tax adviser before changing death benefit options.

Changing Face Amount

An Owner selects the Face Amount when applying for the Policy. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. Changing the Face Amount also may have federal income tax consequences and you should consult a tax adviser before doing so.


Face Amount Increases. An Owner may increase Face Amount by submitting a written request and providing satisfactory evidence of insurability. In some Executive Programs, Face Amount may be determined by formula and provide increases without evidence of insurability. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Home Office of the satisfactory evidence of insurability. The Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract or employer-sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. An increase in the Face Amount may result in certain additional charges. For example, we determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount.


Face Amount Decreases. An Owner may decrease the Face Amount by written request to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, we will (at the Owner's election) either limit the decrease or return Cash Value to the Owner to the extent necessary to meet those requirements.


A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges. (See "Charges and Deductions--Cost of Insurance Charge.")


Settlement Options

In addition to a lump sum payment, we may offer settlement options that apply to the payment of proceeds under the death benefit provisions of the Policy. None of these options vary with the investment performance of the Separate Account. More detailed information concerning these settlement options is available on request from our Home Office.

Accelerated Death Benefits

We offer certain riders that permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. We may deduct an administrative charge from the accelerated death benefit at the time it is paid. The federal income tax consequences associates with adding these riders or receiving accelerated death benefits are uncertain. An Owner should consult a tax advisor before adding these riders to his or her Policy or requesting payment of an accelerated death benefit.


Surrender and Partial Withdrawals

During the lifetime of the Insured and while a Policy is in force, the Owner may surrender the Policy, or make a partial withdrawal of the Cash Value by sending a facsimile, written or online request to us. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of the Owner's request. We may postpone payment of surrenders and partial withdrawals under certain conditions. Surrenders and partial withdrawals may have federal income tax consequences.

Surrender. To effect a surrender, an Owner must return the Policy to our Home Office along with the request to surrender the Policy. Alternatively, the request must be accompanied by a completed affidavit of lost Policy. We can provide a lost Policy Certificate upon request.

Upon surrender, we will pay to the Owner the Cash Surrender Value equal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Policy on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Policy will terminate as of the date of surrender and cannot be reinstated.

Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month. We will process each partial withdrawal at the unit values next determined after we receive an Owner's request.

The minimum amount of a partial withdrawal, net of any transaction charges, is $500. The minimum amount that can be withdrawn from any one Division is the lesser of $50 or the Policy's Cash Value in that Division. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. Subject to the above conditions, the Owner may allocate the amount withdrawn among the Divisions. If no allocation is specified, we will deduct amount of the partial withdrawal (including any partial withdrawal transaction charge) from the Divisions on a pro-rata basis (that is, based on the proportion that the Policy's Cash Value in each Division bears to the unloaned Cash Value of the Policy). If, following a partial withdrawal, insufficient funds remain in a Division to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining Divisions. An Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in particular Division. An Owner may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the face amount below $25,000.


A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a "tax corridor" under either Option A or Option B--that is, if the death benefit equals the Cash Value multiplied by a percentage based on federal tax law requirements described in Section 7702(d) of the Internal Revenue Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly. (See "Policy Benefits--Death Benefit Options.") Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.

Transfers

An Owner may transfer Cash Value, (not including amounts credited to the Loan Account,) among the Divisions available with the Policy.

  . We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.
  . We will consider all transfer requests received on the same Valuation Day a single transfer request.
  . An Owner must transfer at least $250 or, if less, the Policy's Cash Value in a Division. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.
  . We may impose a charge of $25 for each transfer in excess of twelve in a Policy Year.


Excessive trading (including short-term "market timing" trading) may adversely affect the performance of the Divisions of the Separate Account. If a pattern of excessive trading by a Policy owner or the Policy owner's agent develops, we reserve the right not to process the transfer request. When we identify such a pattern of excessive trading, we will immediately notify you or, as appropriate, we will notify your agent who will then notify you, that the transfer request has not been processed and that any additional requests for transfers will be subject to certain restrictions, including the loss of any telephone or electronic transfer privileges. If your transfer request is not processed, it will not be counted as a transfer for purposes of determining the number of free transfers executed.


The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Policy.

Loans


Loan Privileges. After the first Policy Anniversary, the Owner may, by facsimile, written or online request directly to us, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b) minus (c), where


  . (a) is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and
  .   (b) is the amount of any outstanding Indebtedness.

  .   (c) is any contingent deferred sales charges.


The minimum amount that may be borrowed is $100. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after we receive the loan request at our Home Office, although payments may be postponed under certain circumstances.

When a Policy Loan is made, we will transfer Cash Value equal to the amount of the loan and loan interest due to the Loan Account as collateral for the loan. Unless the Owner requests a different allocation, we will transfer amounts from the Divisions of the Separate Account on pro-rata basis based on the proportion that the Policy's Cash Value in each Division bear to the unloaned Cash Value. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers.

Interest Rate Charged for Policy Loans. We charge an Owner 8% interest per year on a loan. Loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If the Owner does not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Divisions on a pro-rata basis in the proportions that the portions of the Cash Value in each Division bear to the unloaned Cash Value.

Loan Account Interest Rate Credited. Amounts in the Loan Account will earn interest daily at an annual rate of at least 5%. The Loan Account interest credited will be transferred to the Divisions: (i) each Policy Anniversary;

(ii) when a new loan is made; (iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction.

Repayment of Indebtedness. An Owner may repay all or part of his or her Indebtedness at any time while the Insured is living and the Policy is in effect. All repayments should be made directly to us at our Home Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding Indebtedness) from the Loan Account back to Separate Account Divisions according to the pro rata basis upon which we originally transferred the loan collateral from the Divisions (described above).

We will treat amounts paid while a Policy Loan is outstanding as premiums unless the Owner requests in writing that the payments be treated as repayment of Indebtedness.

Effect of Policy Loans. Whether or not repaid, a Policy Loan will permanently affect the Cash Value and Cash Surrender Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

There are risks associated with taking a Policy Loan, including the potential for a Policy to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Policy is a MEC, then a Policy Loan will be treated as a partial withdrawal for federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Policy lapses with loans outstanding. The Owner of a Policy should seek competent advice before requesting a Policy loan.

Conversion Right to a Fixed Benefit Policy

An Owner may, upon written request convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. If, during the first two Policy Years, an Owner requests in writing that he or she is exercising the conversion right, the conversion will not be subject to a transaction charge. At the time of the conversion, there will be no effect on the Policy's death benefit, Face Amount, net amount at risk, risk class or Issue Age. If you exercise your one-time conversion right, no evidence of insurability will be required. However, we will require that the Policy be in force and that the Owner repay any existing Indebtedness.

If a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

Eligibility Change Conversion

As long as the Policy is in force, an Insured's coverage will continue even if an Insured's eligibility under a Group Contract or employer-sponsored insurance program ends because the Group Contract or employer-sponsored insurance program terminates or the employee's employment ends. Even if the Policy has lapsed and is not in force, the right to reinstate and to convert a lapsed Policy remains despite the change in the employee's eligibility during the reinstatement period.

We will amend a Certificate issued under a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the employee's employment ended or (b) after the termination of the Group Contract. If the Policy is in a grace period at the time the conversion occurs, any premium necessary to prevent the Policy from lapsing must be paid to us before the new Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Payment and Allocation of Premiums--Premiums.")

If an Individual Policy was issued under the Group Contract or other employer-sponsored insurance program including an Executive Program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.

When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. We automatically will amend the Certificate issued to the employee's spouse so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. If an Individual Policy was originally issued to the employee's spouse, the Individual Policy will continue with the same rights, benefits, and guaranteed charges.

If an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

Payment of Benefits at Maturity

If the Insured is living and the Policy is in force, we will pay the Cash Surrender Value to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Policy will mature if and when the Insured reaches Attained Age 95.

Telephone, Facsimile and Online Requests

In addition to written requests, we may accept telephone, facsimile, and e-mail or via the Internet instructions from the Owner or an authorized third party regarding transfers, loans, and partial withdrawals, subject to the following conditions.

  . We will employ reasonable procedures to confirm that instructions are genuine.
  . If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonable believe to be authentic. The Owner bears the risk of any such loss.
  . These procedures may include requiring forms of personal identification before acting upon instructions, providing written confirmation of transactions to the Owner, and/or tape recording telephone instructions received from the Owner.
  . We reserve the right to suspend telephone, facsimile and/or e-mail or Internet instructions at any time for any class of Policies for any reason.

An Owner should protect his or her personal identification number ("PIN") because self-service options will be available to his or her agent of record and to anyone who provides the Owner's PIN when using automated telephone or online systems. We are not able to verify that the person providing your PIN and giving us instructions via an automated telephone or online system is the Owner or is authorized to act on the Owner's behalf.

Facsimile or online transactions or telephone inquiries may not always be possible. Any telephone, facsimile or computer system, whether it is ours, the Owner's, or that of the Owner's service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If an Owner experiences problems, he or she should make the request by writing to our Home Office.

POLICY LAPSE AND REINSTATEMENT
================================================================================

Lapse

A Policy may enter a 62-day grace period and possibly lapse (terminate without value) if the Cash Surrender Value is not enough to cover the next monthly deduction, premium expense charge, and premium tax charge. If an Owner has taken out a loan, then his or her Policy also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.


We will notify the Owner at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Policy will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit payable.


Reinstatement

Unless an Owner has surrendered the Policy, the Owner may reinstate a lapsed Policy by written application at any time while the Insured is alive and within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period.

Reinstatement is subject to the following conditions:

  . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).
  . Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
  . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.


If an Owner reinstates a lapsed Policy and elects to reinstate the Indebtedness existing immediately before the Policy lapsed, the corresponding collateral for the Indebtedness would also be reinstated as part of the Cash Value of the reinstated Policy. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.


The effective date of reinstatement will be the date of our approval of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

CHARGES AND DEDUCTIONS
================================================================================


We will deduct certain charges under the Policy in consideration for: (i) services and benefits we provide; (ii) costs and expenses we incur; (iii) risks we assume, and (iv) our profit expectations.


Services and benefits we provide:

  .   the death benefit, cash and loan benefits under the Policy
  .   investment options, including premium allocations
  .   administration of elective options
  .   the distribution of reports to Owners

Costs and expenses we incur:

  . costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)
  .   overhead and other expenses for providing services and benefits
  .   sales and marketing expenses
  . other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:

  . that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate
  . that the costs of providing the services and benefits under the Policies exceed the charges we deduct


Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing services and benefits under the Policy and assuming the risks associated with the Policy.


                              Transaction Charges

Premium Expense Charge


Before we allocate net premiums among the Divisions pursuant to your instructions, we will reduce your premium payments by a premium expense charge equal to a percentage of each premium paid as set forth on the specifications pages of the Policy. The charge will either be 0% or 1% of the premium, depending on whether the Policy is determined to be a group or individual contract under Federal tax laws.



For certain policies deemed to be individual contracts under Federal tax laws, we make a charge of 1% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such Policies.


The sales charges will not change even if an Insured is no longer eligible under a Group Contract or employer-sponsored insurance program, but continues coverage on an individual basis.

The net premium payment is calculated as the premium payment less:


  .   Any applicable premium expense charge; minus



  .   The premium tax charge (described below)

Premium Tax Charge

Many states and localities impose a tax on premiums received by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 4%. To cover these premium taxes, we will reduce premium payments by a premium tax charge of 2% from all Policies. However, we may impose a premium tax charge of 2.25% on premiums received in connection with Policies issued under Executive Programs.

Partial Withdrawal Transaction Charge

An Owner may make a partial withdrawal of Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition the amount received in cash.

Transfer Charge

After the first Policy Year, an Owner may transfer a portion of his or her Cash Value. For each transfer in excess of 12 in a single Policy Year we may impose a charge of $25 to cover administrative costs incurred in processing the transfer.

Contingent Deferred Sales Charge

During the first ten Policy years, we may assess a charge upon surrender or lapse of the Policy, a requested decrease in the face amount, or a partial withdrawal that causes the face amount to decrease. The amount of the charge will depend on a number of factors, including:

  .   The commission rate paid to the broker-dealer distributing the Policy,
  . The allocation of the total sales load between the premium expense charge and the contingent deferred sales charges,
  .   Whether the event is a full surrender or lapse or decrease in Face Amount,

  . The amount of premiums received by the Company during the first Policy Year for the initial Face Amount and within 12 policy months following any increase in Face Amount, and

  .   The Policy Year in which the surrender or other event takes place.

If no commissions are paid, no contingent deferred sales charge will be charged.


If a contingent deferred sales charge applies to a Policy, we will also calculate an additional charge for each increase in the Face Amount. The additional charge will be charged upon surrender, lapse, or decrease in the Face Amount following the increase. The additional charge will apply for the first ten years following the effective date of the increase in Face Amount and also will depend on the factors affecting the amount of the basic contingent deferred sales charge.



Calculation of Charge. The contingent deferred sales charge is calculated separately for the initial Face Amount and for any increase in Face Amount. If no increases in Face Amount have yet become effective and a Policy with a contingent deferred sales charge is surrendered, the charge will be equal to a percentage of premiums paid during the first Policy Year up to the guideline annual premium for the initial Face Amount. The percentage, either 30% or 28% of premiums actually paid during the first Policy Year, will be set forth in the Policy's specifications pages. The amount of the charge will decrease each year after the first Policy Year by 1/10 of the total charge until it reaches zero at the end of ten Policy Years (see table below).



If an increase in Face Amount has gone into effect and the Policy is surrendered within the first 12 Policy Months after the effective date of such increase, the additional charge, if any, associated with the increase will equal a percentage of premiums associated with the increase which are received within the 12 Policy Months of the increase, up to the guideline premium for the increase. The percentage charged will be the same as that for the initial Face Amount (that is, either 30% for 28%) and will be set forth in the specifications pages issued in connection with the increase. The charge applicable to an increase in Face Amount will decrease by 1/10 of the total charge each year after the first year that the increase is in effect until it reaches zero at the end of year ten, as shown below.



Because the charge is based only on premiums actually paid in the first Policy Year or in the first 12 Policy Months after an increase in Face Amount, the timing of premium payments may affect the amount of the contingent deferred sales charge under a Policy.


               Contingent Deferred Sales Charge Percentage Table

                                          Percentage of
                      Policy Year/ (1)/ the CDSL payable:
                      -----------------------------------
                        1..............        100%
                        2..............         90%
                        3..............         80%
                        4..............         70%
                        5..............         60%
                        6..............         50%
                        7..............         40%
                        8..............         30%
                        9..............         20%
                        10.............         10%
                        11 and later...          0%

--------
/(1)/For requested increases, years are measured from the effective date of the increase.


Charge for Decrease. If there has been no prior requested increase in Face Amount, the amount of the contingent deferred sales charge deducted upon a decrease in Face Amount will equal a fraction of the charge that would have been deducted if the Policy had instead been surrendered at that time. The fraction is determined by dividing the amount of the decrease by the Policy's Face Amount before the decrease and multiplying the result by the contingent deferred sales charge that would have been deducted if the Policy had been surrendered (rather than the Face Amount decreased) at that time.


If there had been a prior increase in Face Amount, the amount of the charge will depend on whether the initial Face Amount or subsequent increases in Face Amount are being decreased, which in turn will depend on whether the decrease arises from a partial withdrawal or a requested decrease in Face Amount. Where the decrease causes a partial reduction in an increase or in the initial Face Amount a proportionate share of the contingent deferred sales charge for that increase or the initial Face Amount will be deducted.


                               Periodic Charges

Monthly Deduction

We will make the monthly deduction on the Investment Start Date and on each succeeding Monthly Anniversary. We will make deductions from each Division on a pro rata basis in the proportions that a Policy's Cash Value in each Division bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.

The monthly deduction has 3 components:

  .   the cost of insurance charge;
  .   a monthly administrative charge;
  .   the charges for any riders.

Cost of Insurance Charge. We assess a monthly cost of insurance charge on each Monthly Anniversary (to cover the next Policy Month) to compensate us for underwriting the death benefit. The charge depends on the applicable cost of insurance rate and the net amount at risk in the Policy Month in which the charge is calculated. The charge may vary from Policy to Policy and from Policy Month to Policy Month. We expect to profit from this charge and may use these profits for any lawful purpose, including distribution expenses.

We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month. The net amount at risk for a Policy Month equals: (i) the death benefit at the beginning of the Policy Month divided by 1.0032737; less (ii) the Cash Value at the beginning of the Policy Month. (Dividing the death benefit by 1.0032737 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.)

We determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount. If we approve an increase in Face Amount, then a different cost of insurance charge may apply to the increase, based on the Insured's circumstances at the time of the increase.

Cost of Insurance Rates. We determine the cost of insurance rates for the initial Face Amount and each increase in Face Amount at the beginning of each Policy Year. The current cost of insurance rates are based on the Attained Age of the Insured and the rate class of the Insured, and may also be based on the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). We base the current cost of insurance rates on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

The current cost of insurance rates will not exceed the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the Insured is not required to submit to a medical or paramedical examination. Under these underwriting methods, then, healthy individuals will pay higher cost of insurance rates than they would pay under substantially similar policies using different underwriting methods. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table.


Net Amount at Risk. We also calculate the net amount at risk separately for the initial Face Amount and for any increase in Face Amount. In determining the net amount at risk for each increment of Face Amount, the Cash Value is first considered part of the initial Face Amount. If the Cash Value exceeds the initial Face Amount, it is then considered as part of any increment in Face Amount in the order these increases took effect. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount. Any decrease in Face Amount--whether by the Owner's request or resulting from a partial withdrawal--will first be used to reduce the net amount at risk for the most recent increase in Face Amount, the next most recent increases in succession, and then the net amount at risk for the initial Face Amount.


Monthly Administrative Charge. We assess a monthly administration charge from each Policy that is based upon the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program. This charge compensates us for ordinary administrative expenses such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports, and overhead costs. The amount of this charge is set forth in the specifications pages of the Policy. The monthly charge may be higher for Group Contracts or other employer-sponsored programs: (i) with fewer than 1,000 employees; (ii) with any additional administrative costs; and (iii) that are offered as Executive Programs. In no event will the monthly administrative charge exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years.

These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program we may modify the charge for that Group Contract or other employer-sponsored insurance program.


Charges for Riders. The monthly deduction will include charges for any additional benefits provided by rider. (See "Additional Benefits and Riders.") The charges for individual riders are summarized in the Fee Table of this prospectus.





  . Waiver of Monthly Deductions Rider. This rider provides for the waiver of monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65. The charge under this rider is assessed per $1.00 of the waived monthly deduction.



  . Children's Life Insurance Rider. This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Upon receipt at our Home Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis. The death benefit will be payable to the name Beneficiary upon the death of any insured child. The charge for this rider is assessed per $1,000 of insurance coverage provided.



  . Spouse Life Insurance Rider. This rider provides term insurance on the Insured's spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Home Office proof of the Insured's death before the Policy Anniversary nearest the spouse's 65th birthday, a limited 60-day continuation and exchange period begins, during which the rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse's life insurance rider differs from an actual Policy issued on an employee's spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value.



  . Accelerated Death Benefit Settlement Option Rider. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. There is no charge for this rider. We may deduct an administrative charge from the accelerated death benefit at the time it is paid.


Mortality and Expense Risk Charge

We will deduct a daily charge from the Separate Account at a rate not to exceed ..0024547% (an annual rate of 0.90%) of the net assets of each Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value.


This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy. If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers our actual costs, we add the excess to our surplus. We expect to profit from this charge and may use such profits for any lawful purpose, including covering distribution and other expenses.


Loan Interest Charge

We currently charge interest on Policy loans at an annual interest rate of 8.00%, payable in arrears on each Policy anniversary or for the duration of the Policy Loan, if shorter. We also will credit the amount in the loan reserve with interest at an effective annual rate of at least 5% (current rate is 7.25%).

Federal Taxes

We currently do not assess charges to the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See "Federal Tax Matters.")

Annual Fund Operating Expenses

The value of the net assets of the Separate Account will reflect the management fees and other expenses incurred by the Funds. For further information, consult the prospectus for each Fund and the Fee Table in this prospectus.


FEDERAL TAX MATTERS
================================================================================

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Owners investment control over Variable Account assets, we reserve the right to modify the Policies as necessary to prevent a Owner from being treated as the owner of the Variable Account assets supporting the Policy.

In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Variable Account, through its investment decisions, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."


Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid in the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.



If there is a reduction in the benefits under the policy during the first seven years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a MEC.


Distributions Other Than Death Benefits from Modified Endowment
Contracts. Policies classified as modified endowment contracts are subject to the following tax rules:

    (1)All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

    (2)Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

    (3)A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 591/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.

Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Withholding. To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.

Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner's income when a taxable distribution occurs.

Accelerated Death Benefit Settlement Option Rider. The tax consequences associated with the Accelerated Death Benefit Settlement Option Rider are unclear. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

Business Uses of Policy. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

New Guidance on Split Dollar Plans. The IRS has recently issued guidance on split dollar insurance plans. Consult a tax adviser with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan.


Additionally, On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.



Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Owner is subject to that tax.


Tax Shelter Regulations. Prospective Owners that are corporations should consult a tax advisor about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.


Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Our Income Taxes. Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.


ADDITIONAL BENEFITS AND RIDERS
================================================================================

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. Some Group Contracts or employer-sponsored insurance programs may not offer each of the additional benefits described below. In addition, certain riders may not be available in all states. Moreover, if we determine that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders. The terms of the riders may vary from state to state; you should consult your Policy . We deduct any charges associated with these riders as part of the monthly deduction. Please contact us for further details about these riders.

We currently offer the following riders under the Policy:

  .   Waiver of Monthly Deductions Rider
  .   Children's Life Insurance Rider.
  .   Spouse's Life Insurance Rider
  .   Accelerated Death Benefit Settlement Option Rider


DISTRIBUTION OF THE POLICIES
================================================================================

We have entered into an Underwriting Agreement with General American Distributors ("GAD"), for the distribution and sale of the Policies. GAD is a wholly owned subsidiary of GenAmerica Financial Corporation, a Missouri general business corporation. GenAmerica Financial Corporation is wholly owned by Metropolitan Life

Insurance Company, a New York insurance company. GAD has entered into selling agreements with broker-dealers who will sell the Policies through their registered representatives.

We pay commissions to broker-dealers for the sale of the Policies, and these broker-dealers compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. In addition, we may compensate representatives of Metropolitan Life Insurance Company for referrals and other consultants for services rendered.

Broker-dealers will receive commissions based upon a commission schedule in the sales agreement with the Company and the principal underwriter. Broker-dealers compensate their registered representative agents. First-year commissions are based on a percentage of first-year premiums up to a guideline annual premium maximum. The first-year commissions are either zero ("0"), 14, or 15 percent. Renewal commissions are not paid.

GENERAL PROVISIONS OF THE GROUP CONTRACT
================================================================================

Issuance

The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer, and acceptance by a duly authorized officer of the Company at its Home Office.

Premium Payments

The Contractholder will give planned premium payments for Insureds of the Contractholder or an associated company in an amount authorized by the employee to be deducted from his or her wages. All planned premiums under a Group Contract must be given in advance. The planned premium payment interval is agreed to by the Contractholder and us. Before each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.

Grace Period

If the Contractholder does not give planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be given. If the Contractholder does not give premiums before the end of the grace period, the Group Contract will terminate. However, the Individual Insurance will continue following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner.

Termination

Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. If the Group Contract terminates, any Policies in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner. New Policies will be issued as described in "Policy Rights and Privileges-Eligibility Change Conversion."

Right to Examine Group Contract

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us at our Home Office.

Entire Contract

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce a claim under the Group Contract, unless such misstatements are in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

Incontestability

We cannot contest the Group Contract after it has been in force for two years from the date of issue.

Ownership of Group Contract

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.


STATE VARIATIONS
================================================================================

Any state variations in the Policy are covered in a special policy form for use in that state. The prospectus and statement of additional information provide a general description of the Policy. An Owner's actual policy and endorsements or riders are the controlling documents. An Owner should contact our Home Office to review a copy of his or her policy and any applicable endorsements and riders


LEGAL PROCEEDINGS
================================================================================

The Company believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the Separate Account, the ability of GAD to perform its contract with the Separate Account, or the ability of the Company to meet its obligations under the Policies.

FINANCIAL STATEMENTS
================================================================================

Our financial statements and the financial statements of the Separate Account are contained in the Statement of Additional Information (SAI). Our financial statements should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies. For a free copy of these financial statements and/or the SAI, please call or write to us at our Home Office.

GLOSSARY
================================================================================

Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.

Associated Companies--The companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

Beneficiary--The person(s) named in an Individual Insurance Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account and in the Loan Account.

Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.

Division--A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Fund.

Effective Date--The actual date coverage shall take effect which will be on or after the Issue Date.

Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

Executive Program--A category of Policies issued under Group Contracts or employer-sponsored insurance programs that have a maximum Face Amount available for each Policy generally in excess of $500,000.

Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.


Home Office--The service office of the Company, the mailing address of which is 190 Carondelet Plaza, St. Louis, Missouri 63105. Unless another location is specified, all applications, notices and requests--in writing, by telephone (1-800-685-0124) or facsimile (314-862-4502)--should be directed to the Home Office.


Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.

Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

Insured--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

Investment Start Date--The date the initial premium is applied to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Home Office.

Issue Age--The Insured's Age at his or her last birthday as of the date the Policy is issued.

Issue Date--The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general assets.

Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.

Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

Net Premium--The premium less any premium expense charge, any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy, and any charge for premium taxes.

OBRA--Omnibus Budget Reconciliation Act of 1990.

Owner (or You)--The Owner of a Policy, as designated in the application or as subsequently changed.

Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

Policy Anniversary--The same date each year as the Issue Date.

Policy Month--A month beginning on the Monthly Anniversary.

Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

SEC (or the Commission)--The Securities and Exchange Commission.

Separate Account--The Separate Account A, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

Spouse--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.

Valuation Date--Each day that the New York Stock Exchange is open for trading, except on the day after Thanksgiving when the Company is closed.

Valuation Period--The period between two successive Valuation Dates, commencing at the close of business of a Valuation Date and ending at the close of business of the next succeeding Valuation Date.

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS


     Additional Policy Information....................................   3
        The Policy
        Claims of Creditors
        Incontestability
        Misstatement of Age
        Suicide Exclusion
        Assignment
        Beneficiary
        Changing Owner or Beneficiary
        Changing Death Benefit Options
        Determination of Cash Value in Each Separate Account Division
        Payment of Proceeds
        Delays in Payments We Make
        Cost of Insurance
     Additional Benefits and Riders...................................   7
        Waiver of Monthly Deductions Rider
        Children's Life Insurance Rider
        Spouse's Life Insurance Rider
        Accelerated Death Benefit Settlement Option Rider
     Distribution of the Policies.....................................   8
     More Information About the Company...............................   9
        The Company
        Ratings
     Other Information................................................  10
        Potential Conflicts of Interest
        Safekeeping of Separate Account Assets
        Records and Reports
        Legal Matters
        Experts
        Advertisements
        Additional Information
        Financial Statements
     Appendix--Death Benefit Applicable Percentage Table.............. A-1

   To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI, to receive personalized illustrations of death benefits and Cash Values, and to request other information about the Policy, please call 1-800-685-0124 or write to us at our Home Office.


   The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, or may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.




   Investment Company Act of 1940 Registration File No. 811-5382

                             SEPARATE ACCOUNT A OF
                        PARAGON LIFE INSURANCE COMPANY
                                 (Registrant)

                        PARAGON LIFE INSURANCE COMPANY
                                  (Depositor)

                             190 Carondelet Plaza
                           St. Louis, Missouri 63105
                                (314) 862-2211


                      STATEMENT OF ADDITIONAL INFORMATION


   This Statement of Additional Information ("SAI") contains additional information regarding flexible premium variable life insurance policies offered by Paragon Life Insurance Company ("Paragon") for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. The terms of the Certificate and Individual Policy are very similar and are referred to collectively in this SAI as "Policy" or "Policies."

   This SAI is not a prospectus, and should be read together with the prospectus for the Policies dated May 1, 2003, and the prospectuses for American Funds Insurance Series, Fidelity Variable Insurance Products Fund, and MFS Variable Insurance Trust. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policies.

   The date of this Statement of Additional Information is May 1, 2003.


   Underlying Funds Through:



                        American Funds Insurance Series


                  Fidelity Variable Insurance Products Funds


                         MFS Variable Insurance Trust


[LOGO]
Paragon Life
A MetLife(R) Company


                                                                          60406

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS


     Additional Policy Information....................................   3
        The Policy
        Claims of Creditors
        Incontestability
        Misstatement of Age
        Suicide Exclusion
        Assignment
        Beneficiary
        Changing Owner or Beneficiary
        Changing Death Benefit Options
        Determination of Cash Value in Each Separate Account Division
        Payment of Proceeds
        Delays in Payments We Make
        Cost of Insurance
     Additional Benefits and Riders...................................   7
        Waiver of Monthly Deductions Rider
        Children's Life Insurance Rider
        Spouse's Life Insurance Rider
        Accelerated Death Benefit Settlement Option Rider
     Distribution of the Policies.....................................   8
     More Information About the Company...............................   9
        The Company
        Ratings
     Other Information................................................  10
        Potential Conflicts of Interest
        Safekeeping of Separate Account Assets
        Records and Reports
        Legal Matters
        Experts
        Advertisements
        Additional Information
        Financial Statements
     APPENDIX--DEATH BENEFIT APPLICABLE PERCENTAGE TABLE.............. A-1

ADDITIONAL POLICY INFORMATION
================================================================================

                                  The Policy

   The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract.

   We assume that all statements made by the Insured in the application are made to the best knowledge and belief of the person(s) who made them and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. Because of differences in state laws, certain provisions of the Policy may differ from state to state.

                              Claims of Creditors

   To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process.

                               Incontestability

   In issuing this Policy, we rely on all statements made by or for the Owner and/or the Insured in the application or in a supplemental application or application for reinstatement. Therefore, if an Owner makes any material misrepresentation of a fact in an application or any supplemental application, we may contest the Policy's validity or may resist a claim under the Policy.


   We cannot contest the Policy after it has been in force during the lifetime of the Insured for two years after the Issue Date. An increase in Face Amount or the addition of a rider after the Issue Date is incontestable after such increase in Face Amount or rider has been in effect for two years during the lifetime of the Insured. The reinstatement of a Policy is incontestable, except for nonpayment of premiums, after such reinstatement has been in effect for two years during the lifetime of the Insured.


                              Misstatement of Age

   If the age of the Insured was stated incorrectly in the application, we will adjust the death benefit proceeds to the amount that would have been payable at the correct age based on the most recent deduction for cost of insurance.

   Any payment or Policy changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Policy.

                               Suicide Exclusion

   If the Insured commits suicide, while sane or insane, within two years of the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

   Certain states may require suicide exclusion provisions that differ from those stated here. For example, these provisions do not apply to any Insured who is a citizen of Missouri when the Policy is issued, unless such Insured intended suicide at the time of application for the Policy or at the time of any increase in Face Amount.

                                  Assignment

   An Owner may assign rights under the Policy while the Insured is alive by submitting a written request to our Home Office. The Owner retains an ownership rights under the Policy that are not assigned.

   We will be bound by an assignment of a Policy only if:

  .   it is in writing;

  . the original instrument or a certified copy is filed with us at our Home Office; and

  .   we send an acknowledged copy to the Owner.

   We are not responsible for determining the validity of any assignment.

   Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary. An assignment may have tax consequences.

                                  Beneficiary

   The Beneficiary (ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

                         Changing Owner or Beneficiary

   The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured's lifetime. We may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the Owner signs the written request, whether or not the Insured is living when the request is received by us. We are not liable for any payment we make or any action we take before we receive the Owner's written request. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds. Changing the Owner may have adverse tax consequences. The Owner should consult a tax advisor before doing so.

                        Changing Death Benefit Options

   An Owner must submit a written request to change death benefit options. A change in death benefit option will not necessarily result in an immediate change in the amount of a Policy's death benefit or Cash Value. If an increase in Face Amount precedes or occurs concurrently with a change in death benefit option, the cost of insurance charge may be different for the amount of the increase. Changing the death benefit option may have tax consequences.

   If an Owner changes from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change less the Cash Value on the effective date of the change. Any written request to change from Option A to Option B must be accompanied by satisfactory evidence of insurability. We will not accept a change from Option A to Option B if doing so would reduce the Face Amount to less than $25,000.

   If an Owner changes from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change plus the Cash Value on the effective date of change. We will not impose any charges in connection with a change from death benefit Option B to Option A.

         Determination of Cash Value in Each Separate Account Division

   Using the "net investment factor" computation method, the Cash Value in each Separate Account Division, equals the number of units in the Division multiplied by the

  . the Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

  . any net premium payments allocated to the Division during the current Valuation Period; plus

  . any loan repayments allocated to the Division during the current Valuation Period; plus

  . any amounts transferred to the Division from another Division during the current Valuation Period; plus

  . that portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; minus

  . any amounts transferred from the Division during the current Valuation Period (including amounts securing Policy Loans) plus any applicable transfer charges; minus

  . any partial withdrawals from the Division during the current Valuation Period plus any partial withdrawal transaction charge; minus

  . (if a Monthly Anniversary occurs during the current Valuation Period) the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period.

   The Net Investment Factor for each Division for a Valuation Period equals:

  .   the value of the assets at the end of the preceding Valuation Period; plus

  . the investment income and capital gains-realized or unrealized-credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

  . the capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

  . any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

  . a charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks (The current rate may change but will not exceed 0.90%); divided by

  .   the value of the assets at the end of the preceding Valuation Period.

                              Payment of Proceeds

   Payment of Death Benefit Proceeds. Death benefit proceeds under the Policy ordinarily will be paid within 7 days after we receive proof of the Insured's death and all other documentation required at our Home Office. Payment may, however, be postponed in certain circumstances. The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of the Insured's death to the end of the month, and reduced by any outstanding Indebtedness.

   Settlement Options. We generally will pay Policy benefits in a lump sum payment. By written agreement, however, we may provide for payment of death benefit proceeds under an alternative settlement option.

   The only currently available settlement option is to leave proceeds on deposit with the Company at interest.

                          Delays in Payments We Make

   We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds, loan or settlement options within 7 days after we receive all applicable written notices, permitted telephone, fax [and/or online] requests, and or due proofs of death of the Insured. We may postpone such payments, however, whenever:

  . the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

  .   the SEC by order permits postponement for the protection of Owners; or

  . an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

   Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators.

                               Cost of Insurance

   Cost of Insurance Rates. The current cost of insurance rates will be based on the Attained Age of the Insured, the rate class of the Insured, and possibly the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on the number of eligible employees as well as other factors that may affect the mortality risk we assume in connection with a particular Group Contract or employer-sponsored insurance program. All other factors being equal, the cost of insurance rates generally decrease by rate class as the number of eligible employees in the rate class increase. We reserve the right to change criteria on which a rate class will be based in the future.

   If gender mix is a factor, we will estimate the gender mix of the pool of Insureds under a Group Contract or employer-sponsored insurance program upon issuance of the Contract. Each year on the Group Contract or employer-sponsored insurance program's anniversary, we may adjust the rate to reflect the actual gender mix for the particular group. In the event that the Insured's eligibility under a Group Contract (or other employer-sponsored insurance program) ceases, the cost of insurance rate will continue to reflect the gender mix of the pool of Insureds at the time the Insured's eligibility ceased. However, at some time in the future, we reserve the right to base the gender mix and rate class on the group consisting of those Insureds who are no longer under a Group Contract or employer-sponsored program.

   Any change in the actual cost of insurance rates, will apply to all persons of the same Attained Age and rate class whose Face Amounts have been in force for the same length of time. Any change in the actual cost of insurance rates will not include changes made to adjust for changes in the gender mix of the pool of Insureds under a particular Group Contract or employer-sponsored insurance program. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100% of the 1980 CSO Table.)

   Net Amount at Risk. The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, we will calculate the net amount at risk separately for each rate class. When we determine the net amounts at risk for each rate class, when death benefit Option A is in effect, we will consider the Cash Value first to be a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, we will consider the excess Cash Value a part of each increase in order, starting with the first increase. If death benefit Option B is in effect, we will determine the net amount at risk for each rate class by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

   Because the calculation of the net amount at risk is different under death benefit Option A and death benefit Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

   Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated.

ADDITIONAL BENEFITS AND RIDERS
================================================================================

   The following additional benefits and riders currently are available under the Policy. Some Group Contracts or employer-sponsored programs may not offer each of the additional benefits and riders described below. In addition, certain riders may not be available in all states, and the terms of the riders may vary from state to state.

   We deduct any charges for these benefits and riders from Cash Value as part of the monthly deduction. The benefits and riders provide fixed benefits that do not vary with the investment performance of the Separate Account. An Owner may elect to add one or more of the riders listed below at any time, subject to certain limitations. We may require underwriting for certain riders. Your agent can help you determine whether certain of the riders are suitable for you. Please contact us for further details on these additional benefits and riders.

                      Waiver of Monthly Deductions Rider

   This rider provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65.

                        Children's Life Insurance Rider

   This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt at our Home Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.

                         Spouse's Life Insurance Rider

   This rider provides term insurance on the Insured's spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Home Office proof of the Insured's death before the Policy Anniversary nearest the spouse's 65th birthday, a limited 60-day continuation and exchange period begins, during which this rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse's life insurance rider differs from an actual Policy issued on an employees' spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value.

               Accelerated Death Benefit Settlement Option Rider

   This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to us that the Insured: (i) has a life expectancy of 12 months or less, or (ii) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit. The Accelerated Death Benefit Settlement Option Rider is not available with Corporate Programs.

   The amount of the death benefit payable under the rider will equal the Cash Surrender Value under the Policy on the date we receive satisfactory evidence of either (i) or (ii), above, less any Indebtedness and any term insurance added by other riders, plus the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's Cash Surrender Value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement, is 0.70.

   The federal income tax consequences associated with adding or receiving benefits under the Accelerated Death Benefit Settlement Option are unclear. You should consult a qualified tax advisor about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.

DISTRIBUTION OF THE POLICIES
================================================================================


   General American Distributors ("GAD"), acts as the principal underwriter and distributor of the Policies pursuant to an Underwriting Agreement with us. GAD is a wholly-owned subsidiary of GenAmerica Financial Corporation, a Missouri general business corporation. GenAmerica Corporation is wholly owned by Metropolitan Life Insurance Company, a New York insurance company. GAD is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer, is a member of the National Association of Securities Dealers
(NASD) and the Securities Investor Protection Corporation (SIPC), and is registered with the securities commissions of the states in which it operates. GAD is a Missouri corporation formed on October 3, 2000, and currently located at 700 Market Street, St. Louis, Missouri 63101. The Policies are sold by broker-dealers who have entered into written sales agreements with the principal underwriter. Sales of the Policies may take place in all states and the District of Columbia.


   We offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the policy owners or the Separate Account.

   The Policies are sold by broker-dealers that have entered into sales agreements with the Company and GAD. Those broker-dealers will receive commissions based upon a commission schedule in those sales agreements. Broker-dealers compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. In addition, compensation may be paid to representatives of Metropolitan Life Insurance Company for referrals and other consultants for services rendered.

   Broker-dealers will receive commissions based upon a commission schedule in the sales agreement with the Company and the principal underwriter. Broker-dealers compensate their registered representative agents. First-year commissions are based on a percentage of first-year premiums. The first-year commissions are either zero ("0"), 14, or 15 percent. Renewal commissions are not paid.

   Maximum commissions are payable to a broker-dealer under one of the following options:

                                             Renewal
                           Option First Year  Years
                           -------------------------
                             1       A+B       a+b
                           -------------------------
                             2       A+B       a+c
                           -------------------------
                             3     A+1+2+3      a

A = 18% of premiums that do not exceed the cost of insurance assessed during the first Policy Year.

B = 1% of premiums in excess of the cost of insurance assessed during the first
    Policy Year.

a = 18% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year.

b = 1% of premiums in excess of the cost of insurance assessed during that Policy Year.

c = Up to 0.25% per year of the average Cash Value of a Policy during a Policy
    Year.

1 = 20% of the first Policy Year premiums received up to the planned annual premium, less the cost of insurance and monthly administrative charge and premium loads thereon assessed.

2 = 2% of any unscheduled premiums received.

3 = 1% of premiums equal to the monthly administrative charge and the premium loads on those charges and the cost of insurance.

   GAD received sales compensation with respect to the Policies in the following amounts during the periods indicated:


                                            Aggregate Amount of
                                        Commissions Retained by GAD*
         Fiscal  Aggregate Amount of  After Payments to its Registered
          Year  Commissions Paid GAD* Persons and Other Broker-Dealers
         -------------------------------------------------------------
          2000.          $0                          $0
         -------------------------------------------------------------
          2001.          $0                          $0
         -------------------------------------------------------------
          2002.          $0                          $0


* No commissions are paid to GAD but are paid directly to the selling broker-dealers. (Total commissions were: $123,524 in 2002; $89,125 in 2001; and $128,332 in 2000.)


   Additional compensation may be paid to Metropolitan Life Insurance Company representatives for referral fees or other consultants for specific services. There are 12b-1 arrangements with some fund managers that compensate GAD for underwriting the contracts based upon aggregate assets.

   We retain sales charges deducted from premium payments and use them to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as payment of commissions.

MORE INFORMATION ABOUT THE COMPANY
================================================================================

                                  The Company

   Paragon Life Insurance Company is a stock life insurance company incorporated under the laws of Missouri, and subject to regulation by the Missouri Division of Insurance. We were organized in 1981 as General American Insurance Company and on December 31, 1987, our name was changed. No change in operations or ownership took place in connection with the name change. Our main business is writing individual and group life insurance policies.

   We are a wholly-owned subsidiary of General American Life Insurance Company (the "Parent Company"), a Missouri life insurance company. The Parent Company is wholly owned by GenAmerica Corporation, a Missouri general business corporation, which is wholly owned by Metropolitan Life Insurance Company, a New York insurance company.


                                    Ratings

   We may from time to time publish in advertisements, sales literature, and reports to Owners or Contractholders, the ratings and other information assigned to us by one or more independent rating organizations such as A. M. Best Company, Standard & Poor's, and Fitch. These ratings reflect our financial strength and/or claims paying ability and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services or Fitch may be referred to in advertisements or sales literature or in reports to Owners or Contractholders. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

OTHER INFORMATION
================================================================================

                        Potential Conflicts of Interest

   In addition to the Separate Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously. Although neither we nor the Funds currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each Fund's Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (i) changes in state insurance laws; (ii) changes in federal income tax laws; or
(iii) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

   If a Fund's Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.

                    Safekeeping of Separate Account Assets


   The Company holds assets of the Separate Account, physically segregated and held apart from our General Account assets. We maintain records of all purchases and sales of Fund shares by each of the Separate Account Divisions. Financial Institution Bonds issued by St. Paul Fire and Marine Company with a limit of $20 million cover all officers and employees of the Company who have access to the assets of the Separate Account.

                              Records and Reports

   We will maintain all records relating to the Separate Account. Once each Policy Year, we will send you a report showing the following information as of the end of the report period:

  . the current Cash Value, amounts in each Division of the Separate Account, Loan Account value

  .   the current Cash Surrender Value

  .   the current death benefit

  .   the current amount of any Indebtedness

  . any activity since the last report (e.g., premiums paid, partial withdrawals, charges and deductions)

  .   any other information required by law

   We also will send periodic reports for the Funds and a list of portfolio securities held in each Fund. Receipt of premiums paid directly by the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

                                 Legal Matters


   Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to the Policy under the federal securities laws. All matters of Missouri law pertaining to the Policies, including the validity of the Policies and the Company's right to issue the Policies and the Group Contract under Missouri insurance law, have been passed upon Gregg P. Hirsch, Associate General Counsel, Metropolitan Life Insurance Company.


                                    Experts




   The financial statements of the Company included in this SAI and the related financial statement schedules included elsewhere in the registration statement have been audited by Deloitte & Touche LLP, independent auditors (located at One City Centre, St. Louis, MO 63101), as stated in their report appearing herein and elsewhere in the registration statement (which report expresses an unqualified opinion and includes an explanatory paragraph relating to the adoption of Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.



   The financial statements of the Separate Account included in this SAI and the related financial statement schedules included elsewhere in the registration statement have been audited by Deloitte & Touche LLP, independent auditors (located at One City Centre, St. Louis, MO 63101), as stated in their report appearing herein and elsewhere in the registration statement, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


                                Advertisements

   We also may include in advertisements and other literature certain rankings assigned to us by the National Association of Insurance Commissioners ("NAIC"), and our analyses of statistical information produced by the NAIC. These rankings and analyses of statistical information may describe, among other things, our growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. Our use of such rankings and statistical information is not an endorsement by the NAIC.

   Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

                            Additional Information

   A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 450 Fifth Street, N.W., Washington, DC 20549.

                             Financial Statements




   The Company's financial statements should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the Company's ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                                                       APPENDIX

                   DEATH BENEFIT APPLICABLE PERCENTAGE TABLE

                             Applicable              Applicable
                Attained Age Percentage Attained Age Percentage
                ------------ ---------- ------------ ----------
                     40.....    250%    61..........    128%
                     41.....    243     62..........    126
                     42.....    236     63..........    124
                     43.....    229     64..........    122
                     44.....    222     65..........    120
                     45.....    215     66..........    119
                     46.....    209     67..........    118
                     47.....    203     68..........    117
                     48.....    197     69..........    116
                     49.....    191     70..........    115
                     50.....    185     71..........    113
                     51.....    178     72..........    111
                     52.....    171     73..........    109
                     53.....    164     74..........    107
                     54.....    157     75-90.......    105
                     55.....    150     91..........    104
                     56.....    146     92..........    103
                     57.....    142     93..........    102
                     58.....    138     94..........    101
                     59.....    134     95 or older.    100
                     60.....    130

   The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

                         INDEPENDENT AUDITORS' REPORT

Board of Directors of Paragon Life Insurance Company:

   We have audited the accompanying balance sheets of Paragon Life Insurance Company (the "Company") as of December 31, 2002 and 2001, and the related statements of operations and comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 2002 and 2001 and the results of its operations and comprehensive income and its cash flow for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

   As discussed in Note 1 to the financial statements, in 2002, the Company changed its method of accounting for goodwill to conform to Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets.

DELOITTE & TOUCHE LLP

St. Louis, Missouri
April 9, 2003

                        PARAGON LIFE INSURANCE COMPANY

                                Balance Sheets

                          December 31, 2002 and 2001
                 (in thousands of dollars, except share data)


                                                                2002     2001
                                                              -------- --------
                            Assets
 Fixed maturities, available for sale........................ $119,204 $ 86,670
 Policy loans................................................   24,491   23,406
 Cash and cash equivalents...................................    7,978   16,236
                                                              -------- --------
        Total cash and invested assets.......................  151,673  126,312
                                                              -------- --------
 Reinsurance recoverables....................................      376      700
 Deposits relating to reinsured policyholder account balances   11,064    7,550
 Accrued investment income...................................    2,479    2,102
 Deferred policy acquisition costs...........................   18,041   10,592
 Value of business acquired..................................   24,606   23,041
 Goodwill....................................................    3,184    3,184
 Fixed assets and leasehold improvements, net................    3,837    3,032
 Other assets................................................      116      675
 Separate account assets.....................................  208,413  228,947
                                                              -------- --------
        Total assets......................................... $423,789 $406,135
                                                              ======== ========
             Liabilities and Stockholder's Equity
 Policyholder account balances............................... $122,878 $116,482
 Policy and contract claims..................................    2,277    1,106
 Federal income taxes payable................................    1,269      229
 Other liabilities and accrued expenses......................   13,773    4,894
 Payable to affiliates.......................................    1,148    2,755
 Due to separate account.....................................      437      450
 Deferred tax liability......................................   11,204    7,525
 Separate account liabilities................................  208,413  228,947
                                                              -------- --------
        Total liabilities....................................  361,399  362,388
                                                              -------- --------
 Stockholder's equity:
    Common stock, par value $150; 100,000 shares authorized;
      20,500 shares issued and outstanding...................    3,075    3,075
    Additional paid in capital...............................   42,532   33,032
    Accumulated other comprehensive income...................    4,248    1,170
    Retained earnings........................................   12,535    6,470
                                                              -------- --------
        Total stockholder's equity...........................   62,390   43,747
                                                              -------- --------
        Total liabilities and stockholder's equity........... $423,789 $406,135
                                                              ======== ========


                See accompanying notes to financial statements

                        PARAGON LIFE INSURANCE COMPANY

               Statements of Operations and Comprehensive Income

                 Years Ended December 31, 2002, 2001 and 2000
                           (in thousands of dollars)


                                                                    2002     2001     2000
                                                                  -------  -------  -------
Revenues:
   Policy contract charges....................................... $25,232  $23,996  $22,809
   Net investment income.........................................   9,410    8,784    8,748
   Commissions and expense allowances on reinsurance ceded.......     349      538      190
   Net realized investment (losses)..............................    (256)     (87)  (1,027)
                                                                  -------  -------  -------
       Total revenues............................................  34,735   33,231   30,720
                                                                  -------  -------  -------
Benefits and expenses:
   Policy benefits...............................................   6,789    4,979    4,742
   Interest credited to policyholder account balances............   6,588    6,432    5,743
   Commissions, net of capitalized costs.........................   1,036      713      381
   General and administration expenses, net of capitalized costs.  13,565   14,052   12,787
   Amortization of deferred policy acquisition costs.............    (501)     751       --
   Amortization of value of business acquired....................  (1,979)     854    2,092
   Amortization of goodwill......................................      --      177      177
                                                                  -------  -------  -------
       Total benefits and expenses...............................  25,498   27,958   25,922
                                                                  -------  -------  -------
       Income before federal income tax expense..................   9,237    5,273    4,798
Federal income taxes.............................................   3,172    1,898    1,703
                                                                  -------  -------  -------
Net income.......................................................   6,065    3,375    3,095
Other comprehensive income.......................................   3,078      301      869
                                                                  -------  -------  -------
Comprehensive income............................................. $ 9,143  $ 3,676  $ 3,964
                                                                  =======  =======  =======




                See accompanying notes to financial statements

                        PARAGON LIFE INSURANCE COMPANY

                      Statements of Stockholder's Equity

                 Years Ended December 31, 2002, 2001 and 2000
                           (in thousands of dollars)

                                                  Accumulated
                                      Additional     other                  Total
                               Common  paid-in   comprehensive Retained stockholder's
                               Stock   capital   income (loss) earnings    equity
                               ------ ---------- ------------- -------- -------------
Balance at January 1, 2000.... $2,050  $34,057      $   --     $    --     $36,107
   Par value change...........  1,025   (1,025)         --          --          --
   Net income.................     --       --          --       3,095       3,095
   Other comprehensive income.     --       --         869          --         869
                               ------  -------      ------     -------     -------
Balance at January 1, 2001....  3,075   33,032         869       3,095      40,071
   Net income.................     --       --          --       3,375       3,375
   Other comprehensive income.     --       --         301          --         301
                               ------  -------      ------     -------     -------
Balance at January 1, 2002....  3,075   33,032       1,170       6,470      43,747
   Capital contribution.......     --    9,500          --          --       9,500
   Net income.................     --       --          --       6,065       6,065
   Other comprehensive income.     --       --       3,078          --       3,078
                               ------  -------      ------     -------     -------
Balance at December 31, 2002.. $3,075  $42,532      $4,248     $12,535     $62,390
                               ======  =======      ======     =======     =======



                See accompanying notes to financial statements

                        PARAGON LIFE INSURANCE COMPANY

                           Statements of Cash Flows

                 Years Ended December 31, 2002, 2001 and 2000
                           (in thousands of dollars)

                                                                                 2002      2001      2000
                                                                               --------  --------  -------
Cash flows from operating activities:
   Net income................................................................. $  6,065  $  3,375  $ 3,095
   Adjustments to reconcile net income to net cash provided by (used in)
     operating activities:
       Change in:
          Reinsurance recoverables............................................      324       949     (335)
          Deposits relating to reinsured policyholder account balances........   (3,514)     (314)    (216)
          Accrued investment income...........................................     (377)      (98)    (151)
          Federal income tax payable..........................................    1,040      (354)    (424)
          Other assets........................................................     (246)     (921)  (1,493)
          Policy and contract claims..........................................    1,171      (465)    (120)
          Other liabilities and accrued expenses..............................    8,879     1,812     (103)
          Payable to affiliates...............................................   (1,607)     (162)    (886)
          Company ownership of separate account...............................        5        --       64
          Due to separate account.............................................      (18)      248       10
       Deferred tax expense...................................................    2,021     1,097    1,186
       Policy acquisition costs deferred......................................   (6,988)   (6,578)  (4,836)
       Amortization of deferred policy acquisition costs......................     (501)      751       --
       Amortization of value of business acquired.............................   (1,979)      854    2,092
       Amortization of goodwill...............................................       --       177      177
       Interest credited to policyholder accounts.............................    6,588     6,432    5,743
       (Accretion) / amortization of net investments..........................     (438)     (239)    (101)
       Net loss on sales and calls of investments.............................      256        87    1,027
                                                                               --------  --------  -------
Net cash provided by operating activities.....................................   10,681     6,651    4,729
                                                                               --------  --------  -------
Cash flows from investing activities:
   Purchases of fixed maturities..............................................  (43,612)  (12,247)  (6,007)
   Sales, maturities and repayments of fixed maturities.......................   16,450    12,369    3,960
   Increase in policy loans, net..............................................   (1,085)   (3,339)  (3,113)
                                                                               --------  --------  -------
Net cash used in investing activities.........................................  (28,247)   (3,217)  (5,160)
                                                                               --------  --------  -------
Cash flows from financing activities:
   Capital contribution.......................................................    9,500        --       --
   Net policyholder account deposits..........................................     (192)    2,784     (142)
                                                                               --------  --------  -------
Net cash provided (used) in financing activities..............................    9,308     2,784     (142)
                                                                               --------  --------  -------
Net (decrease) increase in cash and cash equivalents..........................   (8,258)    6,218     (573)
Cash and cash equivalents at beginning of year................................   16,236    10,018   10,591
                                                                               --------  --------  -------
Cash and cash equivalents at end of year...................................... $  7,978  $ 16,236  $10,018
                                                                               ========  ========  =======
Supplemental disclosure of cash flow information:
   Cash paid for income taxes................................................. $   (110) $ (1,155) $  (941)
                                                                               ========  ========  =======

                See accompanying notes to financial statements

                        PARAGON LIFE INSURANCE COMPANY

                         Notes to Financial Statements

                           (in thousands of dollars)

(1) General Information and Summary of Significant Accounting Policies

   Paragon Life Insurance Company ("Paragon" or the "Company") is a wholly-owned subsidiary of General American Life Insurance Company ("General American" or the "Parent"). Paragon markets universal life and variable universal life insurance products through the sponsorship of major companies and organizations. Paragon is licensed to do business in all states including the District of Columbia.

   On January 6, 2000, Metropolitan Life Insurance Company ("MetLife") headquartered in New York, purchased 100% of GenAmerica Financial Corporation ("GenAmerica"), General American's parent, for $1.2 billion in cash. GenAmerica operates as a wholly-owned stock subsidiary of MetLife. The $1.2 billion purchase price was paid to GenAmerica's parent company, General American Mutual Holding Company.

   The acquisition of GenAmerica and the Company by MetLife was accounted for under the purchase method of accounting in accordance with Accounting Principles Board No. 16, Accounting for Business Combinations. The purchase price was allocated to the assets and liabilities acquired based upon the fair value of such assets and liabilities at the date of acquisition. The Company allocated the purchase price to the net assets on January 1, 2000, as a convenience date. These allocations have been reflected in the January 1, 2000 balances in the Statement of Stockholder's Equity. This purchase resulted in the creation of goodwill and other intangible assets (value of business acquired) totaling $31,753.

   The accompanying financial statements are prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the financial statements. The significant accounting policies and related judgements underlying the Company's financial statements are summarized below. In applying these policies, management makes subjective and complex judgements that frequently require estimates about matters that are inherently uncertain. Many of these policies are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from those estimates.

   The significant accounting policies of the Company are as follows:

  (a) Recognition of Policy Revenue and Related Expenses

   Revenues for universal life products consist of policy charges for the cost of insurance, administration and surrender charges during the period. Revenues for variable universal life products also include policy charges for mortality and expense risks assumed by Paragon. Policy benefits and expenses include interest credited to policy account balances on universal life products and death benefit payments made in excess of policy account balances.

  (b) Invested Assets

   The Company primarily invests in fixed maturities and equity securities which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of income impairments and the determination of fair values. In addition, the earnings on certain investments are dependent upon market conditions which could result in prepayments and charges in amounts to be earned due to changing interest rates or equity markets.

   Investment securities are accounted for at fair value. At December 31, 2002 and 2001, fixed maturity securities are classified as available-for-sale and are carried at fair value with the unrealized gain or loss, net of

                        PARAGON LIFE INSURANCE COMPANY
allocated amortization of deferred policy acquisition costs, value of business acquired, and taxes, reflected as accumulated other comprehensive income, a separate component of stockholder's equity. Policy loans are valued at aggregate unpaid balances.

   Investment securities are adjusted for impairments in value when deemed to be other than temporary. These adjustments are recorded as investment losses. Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premiums or accretion of discounts which is generally computed consistent with the interest method.

   Amortization of the premium or discount on mortgage-backed securities is recognized using a level-yield method, which considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income.

  (c) Value of Business Acquired

   Value of business acquired ("VOBA") represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts.

  (d) Goodwill

   Goodwill represents the excess of cost over the fair value of net assets acquired. On January 1, 2002, the Company adopted the provisions of Statement of Financial Accounting Standard ("SFAS") No. 142, Goodwill and Other Intangible Assets, ("SFAS 142"). In accordance with SFAS 142, goodwill is not amortized, but tested for impairment at least annually to determine if a write down of the cost of the asset is required. Impairments are recognized in operating results when the carrying amount of goodwill exceeds its implied fair value. Prior to the adoption of SFAS 142, goodwill was amortized on a straight-line basis over a period of 20 years and impairments were recognized in operating results when permanent diminution in value was deemed to have occurred. Accumulated amortization as of December 31, 2002 and 2001 was $354. Amortization expense for the years ended December 31, 2002, 2001 and 2000 were $0, $177, and $177, respectively. If the goodwill was not amortized for each of the years ended December 31, 2001 and 2000, net income would have been higher by the amount of amortization expense as the amortization expense was not tax deductible.

  (e) Policyholder Account Balances

   Policyholder account balances are equal to the policyholder account value before deduction of any surrender charges. The policyholder account value represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. These expense charges are recognized in income as earned. Certain variable life policies allow policyholders to exchange accumulated assets from the variable rate separate accounts to a fixed-interest general account policy. The fixed-interest general account guaranteed minimum crediting rates ranged from 4% to 5.5% in 2002, 2001 and 2000. The actual crediting rate ranged from 5.6% to 6.1% in 2002, and 6.1% in 2001 and 2000.

  (f) Federal Income Taxes

   The Company establishes deferred taxes under the asset and liability method, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial

                        PARAGON LIFE INSURANCE COMPANY
statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

   The company will file a consolidated federal income tax return with General American Life Insurance Company, General Life Insurance Company, and Security Equity Life Insurance Company. The consolidating companies have executed a tax allocation agreement. Under this agreement, the federal income tax provision is computed on a separate return basis and members pay federal income taxes on that basis or receive reimbursement to the extent that their losses and other credits result in a reduction of the current year's consolidated tax liability.

  (g) Reinsurance

   Balances, resulting from agreements, which transfer funds relating to policyholder account balances have been accounted for as deposits. Other reinsurance activities are accounted for consistent with terms of the risk transfer reinsurance contracts. Premiums for reinsurance ceded to other companies have been reported as a reduction of policy contract charges. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

  (h) Deferred Policy Acquisition Costs


   The costs of acquiring new business, which vary with and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable. The recovery of such costs is dependent on the future profitability of the related business. The amount of future profit is dependent principally on investment returns, mortality and morbidity, persistency, expenses to administer the business (and additional charges to the policyholders) and certain economic variables, such as inflation. These factors enter into management's estimate of gross profits which generally are used to amortize certain of such costs. Revisions to estimates result in charges to the amounts expensed in the reporting period in which revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross profits are less than amounts deferred. Such costs which may include commissions, premium taxes, as well as certain costs of policy issuance and underwriting are deferred and amortized with interest over the expected life of the contract.


   Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross profits from investment, mortality and expense margins and surrender charges. Interest rates are based on rates in effect at the inception or acquisition of the contracts. Actual gross profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management utilizes the reversion to the mean assumption, a standard industry practice, in its determination of the amortization of deferred policy acquisition costs. This practice assumes that the expectation for long term appreciation is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

  (i) Separate Account Business

   The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the exclusive benefit of variable life

                        PARAGON LIFE INSURANCE COMPANY
insurance contract holders. The Company charges the separate accounts for risks it assumes in issuing a policy and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. Mortality and expense charges collected from separate accounts by the Company are reflected in the Company's revenues as policy contract charges and totaled $1,680, $1,714 and $1,947 for the years ended December 31, 2002, 2001, and 2000, respectively. The assets and liabilities of the separate account are carried at fair value.

  (j) Fair Value of Financial Instruments

   Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumption could significantly affect the estimates. The following assumptions were used to estimate the fair value of each class of financial instrument for which it was practicable to estimate fair value:

      Fixed maturities--Fixed maturities are valued using quoted market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities.

      Policy loans--Policy loans are carried at their unpaid balances, which approximates fair value.

      Cash and cash equivalents--The carrying amount is a reasonable estimate of fair value.

      Policyholder account balances--The carrying amount is a reasonable estimate of fair value.

  (k) Cash and Cash Equivalents

   For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original maturities of 90 days or less.

  (l) Fixed Assets, Leasehold Improvements

   Fixed assets and leasehold improvements, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets. Estimated lives range from five to ten years for leasehold improvements and three to 15 years for all fixed assets, which include data processing equipment and furniture and equipment. Accumulated depreciation and amortization of fixed assets and leasehold improvements was $1,629 and $1,402 at December 31, 2002 and 2001, respectively. Related depreciation and amortization expense was $229, $91 and $135 for the years ended December 31, 2002, 2001 and 2000, respectively.

   Computer software, which is included in fixed assets and leasehold improvements, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a three-year period using the straight-line method. Accumulated amortization of capitalized software was $2,602 and $1,737 at December 31, 2002 and 2001, respectively. Related amortization expense was $865, $647 and $162 for the years ended December 31, 2002, 2001 and 2000, respectively.

  (m) Reclassification

   Certain amounts in the prior year financial statements have been reclassified to conform to the current year presentation.

                        PARAGON LIFE INSURANCE COMPANY

  (n) New Accounting Pronouncements

   In January 2003, the Financial Accounting Standards Board ("FASB") issued Financial Interpretation ("FIN") No. 46, Consolidation of Variable Interest Entities ("FIN 46"). FIN 46 provides guidance surrounding consolidation based on controlling financial interest and provides new quantitative guidelines to various variable interest entities as defined in the statement. The interpretation applies immediately to variable interest entities created after January 31, 2003, and in the first fiscal year or interim period beginning after June 15, 2003 to variable interest entities acquired before February 1, 2003. Although the Company has not finalized its analysis of FIN 46, the Company does not believe it will be required to consolidate or disclose any information related to variable interest entities.

   In December 2002, FASB issued SFAS No. 148, Accounting for Stock-Based Compensation--Transition and Disclosure, an amendment of FASB Statement No. 123 ("SFAS 148"). This Statement amends FASB Statement No. 123, Accounting for Stock-Based Compensation, to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of Statement 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The Statement is effective for fiscal years ending and for financial reports containing condensed financial statements for interim periods beginning after December 15, 2002 and the Company does not believe the adoption of SFAS 148 will have a material impact on the Company's financial condition or results of operations.

   In November 2002, FASB issued FIN No. 45, Guarantors Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others ("FIN 45"). FIN 45 requires entities to establish liabilities for certain types of guarantees, and expands financial statement disclosures for others. Disclosure requirements under FIN 45 are effective for fiscal periods ending after December 15, 2002 and are applicable to all guarantees issued by the guarantor subject to FIN 45 scope, including guarantees issued prior to FIN 45. The initial recognition and measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The Company believes the adoption of FIN 45 did not have a significant impact on the Company's financial statements nor require additional disclosure.

   In June 2002, FASB issued SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities ("SFAS 146"), which requires that a liability for a cost associated with exit or disposal activities be recognized and measured initially at fair value in the period in which the liability is incurred. SFAS 146 is effective for exit or disposal activities initiated after December 31, 2002, with early application encouraged. The adoption of SFAS 146 did not have a material impact on the Company's financial condition or results of operations.

   In April 2002, the FASB issued SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections ("SFAS 145"). In addition to amending or rescinding other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions, SFAS 145 generally precludes companies from recording gains and losses from the extinguishment of debt as an extraordinary item. SFAS 145 also requires sale-leaseback treatment for certain modifications of a capital lease that result in the lease being classified as an operating lease. SFAS 145 is effective for fiscal years beginning after May 15, 2002, and the initial application of this standard did not have a significant impact on the Company's financial statements.

   In October 2001, the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"). SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superceding SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of ("SFAS 121"), and the accounting and reporting provisions of Accounting

                        PARAGON LIFE INSURANCE COMPANY

Principles Board Opinion No. 30, Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions
("APB 30"). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144 broadens the definition of a discontinued operation to include a component of an entity (rather than a segment of a business). SFAS 144 also requires long-lived assets to be disposed of other than by sale to be considered held and used until disposed. SFAS 144 retains the basic provisions of (i) APB 30 regarding the presentation of discontinued operations in the statements of income, (ii) SFAS 121 relating to recognition and measurement of impaired long-lived assets (other than goodwill) and (iii) SFAS 121 relating to the measurement of long-lived assets classified as held for sale. The adoption of SFAS 144 by the Company on January 1, 2002 did not have a material impact on the Company's financial statements.

   Effective January 1, 2002, the Company adopted SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"). SFAS 142 eliminates the systematic amortization and establishes criteria for measuring the impairment of goodwill and certain other intangible assets by reporting unit. The Company did not amortize goodwill during 2002. Amortization of goodwill was $177 for each of the years ended December 31, 2001 and 2000. The Company has completed the required impairment tests of goodwill. The Company had no intangible assets as of December 31, 2001. There was no impairment of goodwill or significant reclassifications between goodwill and other intangible assets at January 1, 2002.

(2) Investments

   The amortized cost and estimated fair value of fixed maturities at December 31, 2002 and 2001 are as follows:

                                                     2002
                                  ------------------------------------------
                                              Gross      Gross
                                  Amortized unrealized unrealized Estimated
                                    cost      gains      losses   fair value
                                  --------- ---------- ---------- ----------
    U.S. Treasury securities..... $  4,547   $   428     $   --    $  4,975
    Corporate securities.........   67,564     6,674      1,006      73,232
    Foreign Corporate securities.   19,457     1,924         93      21,288
    Foreign Government securities      496        60         --         556
    Mortgage-backed securities...   17,606     1,296         --      18,902
    Asset-backed securities......      245         6         --         251
                                  --------   -------     ------    --------
                                  $109,915   $10,388     $1,099    $119,204
                                  ========   =======     ======    ========

                                                     2001
                                  ------------------------------------------
                                              Gross      Gross
                                  Amortized unrealized unrealized Estimated
                                    cost      gains      losses   fair value
                                  --------- ---------- ---------- ----------
    U.S. Treasury securities..... $  4,654   $   156     $   27    $  4,783
    Corporate securities.........   55,279     3,015      4,839      53,455
    Foreign Corporate securities.   13,860       927         --      14,787
    Foreign Government securities       --        --         --          --
    Mortgage-backed securities...   12,382       747         --      13,129
    Asset-backed securities......      496        20         --         516
                                  --------   -------     ------    --------
                                  $ 86,671   $ 4,865     $4,866    $ 86,670
                                  ========   =======     ======    ========

                        PARAGON LIFE INSURANCE COMPANY

   The amortized cost and estimated fair value of fixed maturities at December 31, 2002, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                  Amortized Estimated
                                                    cost    Fair value
                                                  --------- ----------
         Due in one year or less................. $  5,467   $  5,577
         Due after one year through five years...   12,592     13,691
         Due after five years through ten years..   19,433     21,065
         Due after ten years through twenty years   54,572     59,718
         Asset-backed securities.................      245        251
         Mortgage-backed securities..............   17,606     18,902
                                                  --------   --------
                                                  $109,915   $119,204
                                                  ========   ========

   Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the company is not exposed to any significant concentrations of credit risk in its fixed maturities portfolio.

   Proceeds from sales of fixed maturities during 2002, 2001 and 2000 were $12,287 and $3,449 and 3,960, respectively. Gross gains of $518 and gross (losses) of $(9) were realized on those sales in 2002. Gross gains of $58 and gross (losses) of $(145) were realized on those sales in 2001. Gross gains of $7 and gross (losses) of $(1,034) were realized on those sales in 2000. Gross investment losses exclude write-downs recorded during 2002 for other than temporarily impaired available for-sale securities of $766. There were no write-downs in 2001 or 2002.

   The sources of net investment income follow:

                                         2002    2001    2000
                                        ------  ------  ------
                 Fixed maturities...... $7,542  $6,681  $6,789
                 Policy loans..........  1,805   1,701   1,464
                 Short-term investments    167     469     577
                                        ------  ------  ------
                                         9,514   8,851   8,830
                 Investment expenses...   (104)    (67)    (82)
                                        ------  ------  ------
                 Net investment income. $9,410  $8,784  $8,748
                                        ======  ======  ======

   A summary of the components of the net unrealized appreciation
(depreciation) on invested assets carried at fair value is as follows:

                                                 2002     2001    2000
                                               -------  -------  ------
       Unrealized appreciation (depreciation):
       Fixed maturities available-for-sale.... $ 9,289  $ 4,098  $1,465
       Deferred policy acquisition costs......    (111)     (70)     --
       VOBA...................................  (2,643)  (2,228)   (128)
       Deferred income taxes..................  (2,287)    (630)   (468)
                                               -------  -------  ------
       Net unrealized appreciation............ $ 4,248  $ 1,170  $  869
                                               =======  =======  ======

   The Company has fixed maturities on deposit with various state insurance departments with an amortized cost of approximately $3,177 and $4,023 at December 31, 2002 and 2001, respectively.

                        PARAGON LIFE INSURANCE COMPANY

(3) Fair Value Information

   The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties. The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 2002 and 2001.

                                                       Carrying Estimated
                                                        Value   Fair Value
                                                       -------- ----------
      December 31, 2002:
         Assets
             Fixed maturities, available for sale..... $119,204  $119,204
             Policy loans.............................   24,491    24,491
             Separate account assets..................  208,413   208,413
         Liabilities
             Policyholder account balances............  122,878   122,878
      December 31, 2001:
         Assets
             Fixed maturities, available for sale..... $ 86,670  $ 86,670
             Policy loans.............................   23,406    23,406
             Separate account assets..................  228,947   228,947
         Liabilities
             Policyholder account balances............  116,482   116,482

(4) Reinsurance

   The Company reinsures certain risks with other insurance companies as the company sets a maximum retention amount ($100 for all new cases after January 1, 2002 and $50 for all existing cases as of December 31, 2001) to help reduce the loss on any single policy.

   Premiums and related reinsurance amounts for the years ended December 31, 2002, 2001 and 2000 as they relate to transactions with affiliates are summarized as follows:

                                                  2002    2001    2000
                                                 ------- ------- -------
       Reinsurance transactions with affiliates:
       Premiums for reinsurance ceded........... $28,670 $19,513 $18,445
       Policy benefits ceded....................  20,409  20,837  22,130
       Commissions and expenses ceded...........     349     538     190
       Reinsurance recoverables.................     261     631   1,617
       Reinsurance experience adjustment........   3,447      --      --

   Under a new treaty placed in 2002, annual cash settlements are subject to an experience adjustment. The experience adjustment represents the inception-to-date variance between ceded premiums and actual ceded claims as specified by the treaty. The experience adjustment is recorded as a deposit relating to reinsured policyholder account balances or in other liabilities and accrued expenses in the Company's financial statements and is not recognized in earnings, unless actual experience demonstrates that long term morality assumptions used in the initial treaty are no longer appropriate.

   Ceded premiums and benefits to non-affiliates for 2002, 2001 and 2000 were insignificant.

                        PARAGON LIFE INSURANCE COMPANY

(5) Deferred Policy Acquisition Costs

   A summary of the policy acquisition costs deferred and amortized is as follows:

                                                          2002     2001     2000
                                                        -------  -------  --------
Balance at beginning of year........................... $10,592  $ 4,836  $ 24,357
Purchase adjustments...................................      --       --   (24,357)
Policy acquisition costs deferred......................   6,988    6,577     4,836
Policy acquisition costs amortized.....................     501     (751)       --
Deferred policy acquisition costs relating to change in
  unrealized (gain) on investments available for sale..     (40)     (70)       --
                                                        -------  -------  --------
Balance at end of year................................. $18,041  $10,592  $  4,836
                                                        =======  =======  ========

(6) Value of Business Acquired

   A summary of the VOBA deferred and amortized is as follows:

                                                    2002     2001     2000
                                                  -------  -------  --------
  Balance at beginning of year................... $23,041  $25,995  $     --
  Purchase adjustments...........................      --       --   (28,215)
  VOBA amortized.................................  (1,979)     854     2,092
  VOBA relating to change in unrealized (gain) on
    investments available for sale...............    (414)  (2,100)     (128)
                                                  -------  -------  --------
  Balance at end of year......................... $24,606  $23,041  $ 25,995
                                                  =======  =======  ========

(7) Federal Income Taxes

   The Company is taxed as a life insurance company. A summary of Federal income tax expense is as follows:

                                            2002   2001   2000
                                           ------ ------ ------
                Current tax expense....... $1,151 $  801 $  517
                Deferred tax expense......  2,021  1,097  1,186
                                           ------ ------ ------
                Provision for income taxes $3,172 $1,898 $1,703
                                           ====== ====== ======

   Income tax expense attributable to income from operations differed from the amounts computed by applying the U.S. federal income tax rate of 35% to pre-tax income as a result of the following:

                                              2002    2001   2000
                                             ------  ------ ------
             Computed "expected" tax expense $3,233  $1,846 $1,679
             Other, net.....................    (61)     52     24
                                             ------  ------ ------
             Provision for income taxes..... $3,172  $1,898 $1,703
                                             ======  ====== ======

                        PARAGON LIFE INSURANCE COMPANY

   The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 2002, 2001 and 2000 are presented below:

                                                   2002    2001    2000
                                                  ------- ------- -------
      Deferred tax assets:
         Policy and contract liabilities......... $   378 $   439 $   554
         Tax capitalization of acquisition costs.   3,240   3,084   2,869
         Purchase adjustment.....................   1,342   1,236   1,456
         Capital loss carryforwards..............     779     775      --
         Reinsurance experience adjustment.......   1,132      --      --
         Other, net..............................     136     162     164
                                                  ------- ------- -------
      Total deferred tax assets.................. $ 7,007 $ 5,696 $ 5,043
                                                  ======= ======= =======
      Deferred tax liabilities:
         Unrealized gain on investments, net..... $ 2,287 $   630 $   468
         VOBA....................................   9,535   8,838   9,139
         Deferred policy acquisition costs.......   6,389   3,753   1,702
                                                  ------- ------- -------
      Total deferred tax liabilities............. $18,211 $13,221 $11,309
                                                  ------- ------- -------
      Net deferred tax liabilities............... $11,204 $ 7,525 $ 6,266
                                                  ======= ======= =======

   The Company believes that it is more likely than not that the deferred tax assets established will be realized. At December 31, 2002 and 2001, the Company recognized deferred tax assets associated with capital losses of approximately $779 and $775, respectively, that will expire between 2006 and 2007. However, these capital losses are expected to be utilized during the period allowed.

   The Company has been audited by the Internal Revenue Service for the year through and including 1996. The Company is being audited for the years 1997-2000. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's financial statements.

(8) Related-Party Transactions

   The Company purchases certain administrative services from MetLife and General American. Charges for services performed are based upon personnel and other costs involved in providing such service. Charges for services during 2002, 2001 and 2000 were $3,512, $3,056 and $2,487, respectively. See Note 4 for reinsurance transactions with affiliates.

   The amounts charged by MetLife and General American are based on agreed-upon amounts that might differ from amounts that would be charged if such services were provided by third parties.

   In 2002 the Company received $9,500 in additional paid in capital from General American. This additional capital was necessary in order to become licensed in the State of New York. Paragon became licensed in the State of New York on October 8, 2002.

(9) Pension Plan

   Effective January 1, 2001, the Company's employees became employees of MetLife. This transition affected the provision of employee benefit plans as described below:

                        PARAGON LIFE INSURANCE COMPANY

   The Company continued to co-sponsor with General American a defined benefit plan covering all existing and eligible active and retired employees as of January 1, 2001 through December 31, 2002. Retirement benefits are based on years of credited service and final average earnings history. On December 31, 2002, the General American Qualified Pension Plan was merged into Metropolitan Life Qualified Pension Plan.

   As of January 1, 2001, postretirement benefits were merged into the postretirement benefit plans of MetLife. Consistent with the Company's former participation in the General American plan, employees may become eligible for these benefits under the MetLife plan if they attain retirement age, with sufficient service, while working for MetLife. Additionally, MetLife provides postemployment benefits for eligible employees as of this transition date.

   In addition, Paragon has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by General American and are based on salaries of eligible associates. Full vesting occurs after five years of continuous service. Total expenses to the Company for the incentive plan were $161, $123 and $459 for 2002, 2001 and 2000, respectively.

(10) Statutory Financial Information

   The Company is subject to financial statement filing requirements of the State of Missouri Department of Insurance, its state of domicile, as well as the states in which it transacts business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting that varies in some respects from GAAP. Statutory accounting principles include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of policy and contract liabilities computed using required valuation standards which may vary in methodology utilized; (3) non-provision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutory determined formulae and interest stabilization reserves designed to level yields over their original purchase maturities; (5) valuation of investments in fixed maturities at amortized cost;
(6) net presentation of reinsurance balances; (7) exclusion of comprehensive income disclosures; and (8) recognition of deposits and withdrawals on universal life policies as revenues and expenses.

   The stockholder's equity (surplus) and net gain from operations of the Company at December 31, 2002, 2001 and 2000, as determined using statutory accounting practices, is summarized as follows:

                                                           2002     2001    2000
                                                          ------- -------  -------
Statutory surplus as reported to regulatory authorities.. $22,603 $12,930  $13,751
Net gain (loss) from operations as reported to regulatory
  authorities............................................ $   773 $  (931) $   835

(11) Dividend Restrictions

   Dividend payments by Paragon are restricted by state insurance laws as to the amount that may be paid without prior notice or approval of the Missouri Department of Insurance. The maximum amount of dividends, which can be paid without prior approval of the insurance commissioner, is limited to the maximum of (1) 10% of statutory surplus or (2) net gain from operations. The maximum dividend distribution that can be paid by Paragon during 2002 without prior notice or approval is $2,260. Paragon did not pay dividends in 2002, 2001 and 2000.

                        PARAGON LIFE INSURANCE COMPANY

(12) Risk-Based Capital

   The insurance departments of various states, including the Company's domiciliary state of Missouri, impose risk-based capital ("RBC") requirements on insurance enterprises. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

   The RBC guidelines define specific capital levels where action by the Company or regulators is required based on the ratio of a company's actual total adjusted capital to control levels determined by the RBC formula. At December 31, 2002, the Company's actual total adjusted capital was in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.

(13) Commitments and Contingencies

   The Company leases certain of its facilities and equipment under non-cancelable leases the majority of which expire March 2003. The future minimum lease obligations under the terms of the leases are summarized as follows:

                         Year ended December 31:
                            2003................ $  380
                            2004................    370
                            2005................    339
                            2006................    287
                            2007................    244
                                                 ------
                                                 $1,620
                                                 ======

   Rent expense totaled $459, $677 and $562 in 2002, 2001 and 2000, respectively.

   From time to time, the Company is subject to litigation in the normal course of its business. Management does not believe the Company is a party to any such pending litigation which would have a material adverse effect on its future operations.

                        PARAGON LIFE INSURANCE COMPANY

(14) Comprehensive Income/(Loss)

   The following summaries present the components of the Company's comprehensive income, other than net income, for the periods ending December 31, 2002, 2001 and 2000:

                                                                      2002
                                                         ------------------------------
                                                                       Tax
                                                         Before-Tax (Expense) Net-of-Tax
                                                           Amount    Benefit    Amount
                                                         ---------- --------- ----------
Unrealized holding gains arising during period..........  $ 4,935    $(1,727)  $ 3,208
Unrealized investment losses relating to deferred
  policy acquisition costs and VOBA.....................     (456)       160      (296)
Plus: reclassification adjustment for losses realized in
  net income............................................      256        (90)      166
                                                          -------    -------   -------
Other comprehensive income..............................  $ 4,735    $(1,657)  $ 3,078
                                                          =======    =======   =======

                                                                      2001
                                                         ------------------------------
                                                                       Tax
                                                         Before-Tax (Expense) Net-of-Tax
                                                           Amount    Benefit    Amount
                                                         ---------- --------- ----------
Unrealized holding gains arising during period..........  $ 2,546    $  (891)  $ 1,655
Unrealized investment losses relating to deferred
  policy acquisition costs and VOBA.....................   (2,170)       759    (1,411)
Plus: reclassification adjustment for losses realized in
  net income............................................       87        (30)       57
                                                          -------    -------   -------
Other comprehensive income..............................  $   463    $  (162)  $   301
                                                          =======    =======   =======

                                                                      2000
                                                         ------------------------------
                                                                       Tax
                                                         Before-Tax (Expense) Net-of-Tax
                                                           Amount    Benefit    Amount
                                                         ---------- --------- ----------
Unrealized holding gains arising during period..........  $   438    $  (153)  $   285
Unrealized investment losses relating to deferred
  policy acquisition costs and VOBA.....................     (128)        45       (83)
Plus: reclassification adjustment for losses realized in
  net income............................................    1,027       (360)      667
                                                          -------    -------   -------
Other comprehensive income..............................  $ 1,337    $  (468)  $   869
                                                          =======    =======   =======

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors
Paragon Life Insurance Company and
  Policyholders of Separate Account A:

   We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of the AFIS Cash Management, AFIS High-Income Bond, AFIS Growth-Income, AFIS Growth, AFIS U.S. Government/AAA-Rated, AFIS Asset Allocation, AFIS International, AFIS Global Growth, AFIS Bond, AFIS Global Small Capitalization, AFIS New World, Fidelity Equity Income, Fidelity Index 500, Fidelity Contrafund, Fidelity Mid Cap, MFS Emerging Growth, MFS Total Return and MFS New Discovery Fund Divisions (the "Funds") of Paragon Separate Account A as of December 31, 2002, and the related statements of operations and changes in net assets for each of the periods in the three year period then ended, and the financial highlights as of December 31, 2002 and 2001, and for each of the periods in the two year period then ended. These financial statements and financial highlights are the responsibility of the management of Paragon Separate Account A (the "Separate Account"). Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and the depositor of the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the aforementioned Funds of Paragon Separate Account A as of December 31, 2002, the results of their operations and changes in their net assets for each of the periods in the three year period then ended, and the financial highlights as of December 31, 2002 and 2001, and for each of the periods in the two year period then ended, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP


St. Louis, Missouri

April 9, 2003

                          PARAGON SEPARATE ACCOUNT A

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 2002


                                                              AFIS
                                                              High-       AFIS                  AFIS U.S.     AFIS
                                                AFIS Cash    Income     Growth-       AFIS     Government/   Asset
                                                Management    Bond       Income      Growth     AAA-Rated  Allocation
                                                   Fund       Fund        Fund        Fund        Fund        Fund
                                                 Division   Division    Division    Division    Division    Division
                                                ----------  ---------  ----------  ----------  ----------- ----------
Net Assets:
  Investments at Market Value
   (See Schedule of Investments)............... $3,572,124  3,846,965  23,633,859  35,786,223   4,323,789  5,585,773
  (Payable to) Receivable from Paragon Life
   Insurance Company...........................     (7,565)    (3,645)     (6,469)      4,223         459      5,912
                                                ----------  ---------  ----------  ----------   ---------  ---------
   Total Net Assets............................ $3,564,559  3,843,320  23,627,390  35,790,446   4,324,248  5,591,685
                                                ==========  =========  ==========  ==========   =========  =========
Net Assets, representing:
  Equity of Contract Owners.................... $3,564,563  3,843,327  23,627,433  35,790,508   4,324,253  5,591,654
  Equity of Paragon Life Insurance Company.....         (4)        (7)        (43)        (62)         (5)        31
                                                ----------  ---------  ----------  ----------   ---------  ---------
                                                $3,564,559  3,843,320  23,627,390  35,790,446   4,324,248  5,591,685
                                                ==========  =========  ==========  ==========   =========  =========
Total Units Held...............................    199,164    123,150     341,433     390,059     172,746    207,535
Employer Sponsored Plans Unit Value............ $    17.91      31.22       69.24       91.82       25.04      26.96
Group American Plus Unit Value................. $    17.87      31.15       69.09       91.61       24.99      26.90
Cost of Investments............................ $3,607,478  4,625,674  29,440,248  50,919,674   4,041,336  6,451,665

                                                 Fidelity                                          MFS        MFS
                                                  Equity    Fidelity    Fidelity    Fidelity    Emerging     Total
                                                  Income    Index 500  Contrafund   Mid Cap      Growth      Return
                                                   Fund       Fund        Fund        Fund        Fund        Fund
                                                 Division   Division    Division    Division    Division    Division
                                                ----------  ---------  ----------  ----------  ----------- ----------
Net Assets:
  Investments at Market Value (See Schedule of
   Investments)................................ $  177,407    105,484     109,628     407,666      15,352    111,092
  (Payable to) Paragon Life Insurance
   Company.....................................       (214)      (126)       (130)       (477)        (19)      (146)
                                                ----------  ---------  ----------  ----------   ---------  ---------
   Total Net Assets............................ $  177,193    105,358     109,498     407,189      15,333    110,946
                                                ==========  =========  ==========  ==========   =========  =========
Net Assets, representing:
  Equity of Contract Owners.................... $  177,194    105,360     109,498     407,189      15,333    110,946
  Equity of Paragon Life Insurance Company.....         (1)        (2)         --          --          --         --
                                                ----------  ---------  ----------  ----------   ---------  ---------
                                                $  177,193    105,358     109,498     407,189      15,333    110,946
                                                ==========  =========  ==========  ==========   =========  =========
Total Units Held...............................      5,717        928       4,604      23,328       1,191      5,426
Employer Sponsored Plans Unit Value............ $    30.99     113.58       23.78       17.45       12.88      20.45
Cost of Investments............................ $  203,735    118,932     119,503     442,974      17,447    115,629



                                                                 AFIS                              AFIS
                                                    AFIS        Global     AFIS    AFIS Global     New
                                                International   Growth     Bond       Small       World
                                                    Fund         Fund      Fund   Capitalization   Fund
                                                  Division     Division  Division Fund Division  Division
                                                ------------- ---------  -------- -------------- --------
Net Assets:
  Investments at Market Value
   (See Schedule of Investments)...............   9,164,470   1,264,934  566,381    1,146,118     99,952
  (Payable to) Receivable from Paragon Life
   Insurance Company...........................       3,971      (7,234)    (438)      (1,756)      (118)
                                                 ----------   ---------  -------    ---------    -------
   Total Net Assets............................   9,168,441   1,257,700  565,943    1,144,362     99,834
                                                 ==========   =========  =======    =========    =======
Net Assets, representing:
  Equity of Contract Owners....................   9,170,770   1,259,849  565,946    1,144,354     99,831
  Equity of Paragon Life Insurance Company.....      (2,329)     (2,149)      (3)           8          3
                                                 ----------   ---------  -------    ---------    -------
                                                  9,168,441   1,257,700  565,943    1,144,362     99,834
                                                 ==========   =========  =======    =========    =======
Total Units Held...............................     446,886      92,185   43,088      101,687     11,337
Employer Sponsored Plans Unit Value............       20.54       13.67    13.14        11.26       8.81
Group American Plus Unit Value.................       20.49       13.64    13.11        11.23       8.79
Cost of Investments............................  13,952,498   1,842,790  556,338    1,751,356    113,432


                                                   MFS New
                                                  Discovery
                                                    Fund
                                                  Division
                                                -------------
Net Assets:
  Investments at Market Value (See Schedule of
   Investments)................................      59,557
  (Payable to) Paragon Life Insurance
   Company.....................................         (74)
                                                 ----------
   Total Net Assets............................      59,483
                                                 ==========
Net Assets, representing:
  Equity of Contract Owners....................      59,483
  Equity of Paragon Life Insurance Company.....          --
                                                 ----------
                                                     59,483
                                                 ==========
Total Units Held...............................       5,489
Employer Sponsored Plans Unit Value............       10.84
Cost of Investments............................      77,437


                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT A

                           STATEMENTS OF OPERATIONS


 For the Years Ended December 31, 2002, 2001 and 2000, except for the AFIS New
                           World Fund Division which

  is for the period May 1, 2000 (inception) through December 31, 2000 and the Fidelity Equity Income Fund Division, Fidelity Index 500

    Fund Division, Fidelity Contrafund Fund Division, Fidelity Mid Cap Fund Division, MFS Emerging Growth Fund Division, MFS Total Return Fund Division and the MFS New Discovery Fund Division which are for the period September 7, 2001
                     (inception) through December 31, 2001



                                                   AFIS Cash Management            AFIS High-Income Bond
                                                       Fund Division                   Fund Division
                                             --------------------------------  -----------------------------
                                                2002        2001       2000      2002       2001      2000
                                             ----------  ---------  ---------  --------  ---------  --------
Investment Income:
   Dividend Income.......................... $  100,489    143,027     13,249   362,081    422,434    33,479
Expenses:
   Mortality and Expense Charge.............     25,725     20,185     18,688    28,267     28,760    29,386
                                             ----------  ---------  ---------  --------  ---------  --------
      Net Investment Income (Expense).......     74,764    122,842     (5,439)  333,814    393,674     4,093
Net Realized Gain (Loss) on Investments:
   Realized Gain from Distributions.........         --         --         --        --         --        --
   Proceeds from Sales......................  1,121,709  1,284,267  1,330,581   543,123    595,757   405,144
   Cost of Investments Sold.................  1,125,966  1,257,123  1,326,041   659,960    670,625   440,313
                                             ----------  ---------  ---------  --------  ---------  --------
      Net Realized (Loss) Gain on
       Investments..........................     (4,257)    27,144      4,540  (116,837)   (74,868)  (35,169)
Net Unrealized Gain (Loss) on Investments:
   Unrealized Gain (Loss) Beginning of
    Year....................................     20,550     97,330    (24,712) (473,232)  (420,496) (304,760)
   Unrealized (Loss) Gain End of Year.......    (35,354)    20,550     97,330  (778,709)  (473,232) (420,496)
                                             ----------  ---------  ---------  --------  ---------  --------
   Net Unrealized (Loss) Gain on
    Investments.............................    (55,904)   (76,780)   122,042  (305,477)   (52,736) (115,736)
                                             ----------  ---------  ---------  --------  ---------  --------
      Net (Loss) Gain on Investments........    (60,161)   (49,636)   126,582  (422,314)  (127,604) (150,905)
Increase (Decrease) in Assets Resulting from
 Operations................................. $   14,603     73,206    121,143   (88,500)   266,070  (146,812)
                                             ==========  =========  =========  ========  =========  ========

                                                 AFIS U.S. Government/AAA-         AFIS Asset Allocation
                                                    Rated Fund Division                Fund Division
                                             --------------------------------  -----------------------------
                                                2002        2001       2000      2002       2001      2000
                                             ----------  ---------  ---------  --------  ---------  --------
Investment Income:
   Dividend Income.......................... $  168,122    170,111     15,355   145,217    247,637    24,256
Expenses:
   Mortality and Expense Charge.............     28,070     22,449     22,247    47,101     48,166    53,131
                                             ----------  ---------  ---------  --------  ---------  --------
      Net Investment Income (Expense).......    140,052    147,662     (6,892)   98,116    199,471   (28,875)
Net Realized Gain (Loss) on Investments:
   Realized Gain from Distributions.........         --         --         --        --    367,047        --
   Proceeds from Sales......................    676,539    405,406    843,106   847,399  1,481,242   911,089
   Cost of Investments Sold.................    639,945    384,527    864,229   928,011  1,391,778   869,990
                                             ----------  ---------  ---------  --------  ---------  --------
      Net Realized Gain (Loss) on
       Investments..........................     36,594     20,879    (21,123)  (80,612)   456,511    41,099
Net Unrealized Gain (Loss) on Investments:
   Unrealized Gain (Loss) Beginning of
    Year....................................    156,074    140,616   (179,008)  (10,719)   659,957   416,807
   Unrealized Gain (Loss) End of Year.......    282,453    156,074    140,616  (865,892)   (10,719)  659,957
                                             ----------  ---------  ---------  --------  ---------  --------
   Net Unrealized Gain (Loss) on
    Investments.............................    126,379     15,458    319,624  (855,173)  (670,676)  243,150
                                             ----------  ---------  ---------  --------  ---------  --------
      Net Gain (Loss) on Investments........    162,973     36,337    298,501  (935,785)  (214,165)  284,249
Increase (Decrease) in Assets Resulting from
 Operations................................. $  303,025    183,999    291,609  (837,669)   (14,694)  255,374
                                             ==========  =========  =========  ========  =========  ========


                                                     AFIS Growth-Income                       AFIS Growth
                                                        Fund Division                        Fund Division
                                             ----------------------------------  ------------------------------------
                                                2002        2001        2000         2002         2001        2000
                                             ----------  ----------  ----------  -----------  -----------  ----------
Investment Income:
   Dividend Income..........................    291,564   1,022,257      50,372       85,318    2,865,760       1,678
Expenses:
   Mortality and Expense Charge.............    208,469     215,829     214,699      325,552      389,829     512,861
                                             ----------  ----------  ----------  -----------  -----------  ----------
      Net Investment Income (Expense).......     83,095     806,428    (164,327)    (240,234)   2,475,931    (511,183)
Net Realized Gain (Loss) on Investments:
   Realized Gain from Distributions.........         --   2,676,485     398,100           --   11,708,487     411,044
   Proceeds from Sales......................  2,658,418   2,904,545   3,328,075    4,582,816    5,176,650   3,900,987
   Cost of Investments Sold.................  3,041,948   2,853,534   3,244,220    5,824,633    5,067,207   2,404,314
                                             ----------  ----------  ----------  -----------  -----------  ----------
      Net Realized (Loss) Gain on
       Investments..........................   (383,530)  2,727,496     481,955   (1,241,817)  11,817,930   1,907,717
Net Unrealized Gain (Loss) on Investments:
   Unrealized Gain (Loss) Beginning of
    Year....................................   (579,470)  2,399,289     777,925   (4,636,019)  21,288,202  20,584,231
   Unrealized (Loss) Gain End of Year....... (5,806,389)   (579,470)  2,399,289  (15,133,451)  (4,636,019) 21,288,202
                                             ----------  ----------  ----------  -----------  -----------  ----------
   Net Unrealized (Loss) Gain on
    Investments............................. (5,226,919) (2,978,759)  1,621,364  (10,497,432) (25,924,221)    703,971
                                             ----------  ----------  ----------  -----------  -----------  ----------
      Net (Loss) Gain on Investments........ (5,610,449)   (251,263)  2,103,319  (11,739,249) (14,106,291)  2,611,688
Increase (Decrease) in Assets Resulting from
 Operations................................. (5,527,354)    555,165   1,938,992  (11,979,483) (11,630,360)  2,100,505
                                             ==========  ==========  ==========  ===========  ===========  ==========

                                                     AFIS International                   AFIS Global Growth
                                                        Fund Division                        Fund Division
                                             ----------------------------------  ------------------------------------
                                                2002        2001        2000         2002         2001        2000
                                             ----------  ----------  ----------  -----------  -----------  ----------
Investment Income:
   Dividend Income..........................    175,947     390,133       8,904       14,762       56,954       1,645
Expenses:
   Mortality and Expense Charge.............     80,402      96,735     147,470       10,289       11,769      12,889
                                             ----------  ----------  ----------  -----------  -----------  ----------
      Net Investment Income (Expense).......     95,545     293,398    (138,566)       4,473       45,185     (11,244)
Net Realized Gain (Loss) on Investments:
   Realized Gain from Distributions.........         --   3,238,754     310,354           --      102,284      13,371
   Proceeds from Sales......................  1,372,813   2,512,047   1,646,367      314,725      434,646     289,756
   Cost of Investments Sold.................  1,936,064   3,057,327   1,101,643      438,420      563,706     256,073
                                             ----------  ----------  ----------  -----------  -----------  ----------
      Net Realized Gain (Loss) on
       Investments..........................   (563,251)  2,693,474     855,078     (123,695)     (26,776)     47,054
Net Unrealized Gain (Loss) on Investments:
   Unrealized Gain (Loss) Beginning of
    Year.................................... (3,606,367)  2,474,686   7,666,510     (483,763)    (192,988)    326,776
   Unrealized Gain (Loss) End of Year....... (4,788,028) (3,606,367)  2,474,686     (577,856)    (483,763)   (192,988)
                                             ----------  ----------  ----------  -----------  -----------  ----------
   Net Unrealized Gain (Loss) on
    Investments............................. (1,181,661) (6,081,053) (5,191,824)     (94,093)    (290,775)   (519,764)
                                             ----------  ----------  ----------  -----------  -----------  ----------
      Net Gain (Loss) on Investments........ (1,744,912) (3,387,579) (4,336,746)    (217,788)    (317,551)   (472,710)
Increase (Decrease) in Assets Resulting from
 Operations................................. (1,649,367) (3,094,181) (4,475,312)    (213,315)    (272,366)   (483,954)
                                             ==========  ==========  ==========  ===========  ===========  ==========


                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT A

 For the Years Ended December 31, 2002, 2001 and 2000, except for the AFIS New
  World Fund Division which is for the period May 1, 2000 (inception) through December 31, 2000 and the Fidelity Equity Income Fund Division, Fidelity Index
  500 Fund Division, Fidelity Contrafund Fund Division, Fidelity Mid Cap Fund Division, MFS Emerging Growth Fund Division, MFS Total Return Fund Division and the MFS New Discovery Fund Division which are for the period September 7, 2001
                     (inception) through December 31, 2001



                                                        AFIS Bond                AFIS Global Small          AFIS New World
                                                      Fund Division        Capitalization Fund Division      Fund Division
                                                -------------------------  ----------------------------  ---------------------
                                                  2002     2001     2000     2002      2001      2000      2002    2001   2000
                                                --------  ------  -------  --------  --------  --------  -------  ------  ----
Investment Income:
   Dividend Income............................. $ 18,847  16,971    1,186    11,846    12,512     3,056    4,675      61   --
Expenses:
   Mortality and Expense Charge................    3,683   2,047      868     9,746     8,707     9,846      942     283   --
                                                --------  ------  -------  --------  --------  --------  -------  ------   --
     Net Investment Income (Expense)...........   15,164  14,924      318     2,100     3,805    (6,790)   3,733    (222)  --
Net Realized Gain (Loss) on Investments:
   Realized Gain from Distributions............       --      --       --        --    79,872    21,260       --      --   --
   Proceeds from Sales.........................  249,058  38,509  152,815   261,555   285,822   240,823  157,937  28,241   --
   Cost of Investments Sold....................  251,991  38,531  159,516   385,425   415,867   244,808  174,042  30,152   --
                                                --------  ------  -------  --------  --------  --------  -------  ------   --
     Net Realized (Loss) Gain on Investments...   (2,933)    (22)  (6,701) (123,870)  (50,173)   17,275  (16,105) (1,911)  --
Net Unrealized Gain (Loss) on Investments:
   Unrealized Gain (Loss) Beginning of Year....    1,840     874   (9,350) (442,572) (299,839)   98,858     (550)     --   --
   Unrealized Gain (Loss) End of Year..........   10,043   1,840      874  (605,238) (442,572) (299,839) (13,480)   (550)  --
                                                --------  ------  -------  --------  --------  --------  -------  ------   --
   Net Unrealized Gain (Loss) on Investments...    8,203     966   10,224  (162,666) (142,733) (398,697) (12,930)   (550)  --
                                                --------  ------  -------  --------  --------  --------  -------  ------   --
     Net Gain (Loss) on Investments............    5,270     944    3,523  (286,536) (192,906) (381,422) (29,035) (2,461)  --
Increase (Decrease) in Assets Resulting from
 Operations.................................... $ 20,434  15,868    3,841  (284,436) (189,101) (388,212) (25,302) (2,683)  --
                                                ========  ======  =======  ========  ========  ========  =======  ======   ==

                                                    Fidelity Index 500          Fidelity Contrafund        Fidelity Mid Cap
                                                      Fund Division                Fund Division             Fund Division
                                                -------------------------  ----------------------------  ---------------------
                                                  2002     2001     2000     2002      2001      2000      2002    2001   2000
                                                --------  ------  -------  --------  --------  --------  -------  ------  ----
Investment Income:
   Dividend Income............................. $  1,165      --       --        59        --        --    3,082      --   --
Expenses:
   Mortality and Expense Charge................      705     102       --       502         7        --    2,789      92   --
                                                --------  ------  -------  --------  --------  --------  -------  ------   --
     Net Investment Income (Expense)...........      460    (102)      --      (443)       (7)       --      293     (92)  --
Net Realized Gain (Loss) on Investments:
   Realized Gain from Distributions............       --      --       --        --        --        --       --      --   --
   Proceeds from Sales.........................   89,329     155       --    30,534        27        --   55,526     443   --
   Cost of Investments Sold....................   95,135     155       --    35,838        27        --   63,926     439   --
                                                --------  ------  -------  --------  --------  --------  -------  ------   --
     Net Realized (Loss) Gain on Investments...   (5,806)     --       --    (5,304)       --        --   (8,400)      4   --
Net Unrealized Gain (Loss) on Investments:
   Unrealized Gain (Loss) Beginning of Year....    2,872      --       --       227        --        --    4,541      --   --
   Unrealized (Loss) Gain End of Year..........  (13,448)  2,872       --    (9,875)      227        --  (35,308)  4,541   --
                                                --------  ------  -------  --------  --------  --------  -------  ------   --
   Net Unrealized (Loss) Gain on Investments...  (16,320)  2,872       --   (10,102)      227        --  (39,849)  4,541   --
                                                --------  ------  -------  --------  --------  --------  -------  ------   --
     Net (Loss) Gain on Investments............  (22,126)  2,872       --   (15,406)      227        --  (48,249)  4,545   --
(Decrease) Increase in Assets Resulting from
 Operations.................................... $(21,666)  2,770       --   (15,849)      220        --  (47,956)  4,453   --
                                                ========  ======  =======  ========  ========  ========  =======  ======   ==


                                                Fidelity Equity Income
                                                   Fund Division
                                                --------------------
                                                  2002      2001  2000
                                                -------    -----  ----
Investment Income:
   Dividend Income.............................   2,439       --   --
Expenses:
   Mortality and Expense Charge................   1,100       92   --
                                                -------    -----   --
     Net Investment Income (Expense)...........   1,339      (92)  --
Net Realized Gain (Loss) on Investments:
   Realized Gain from Distributions............   2,876       --   --
   Proceeds from Sales.........................  35,819       65   --
   Cost of Investments Sold....................  40,439       63   --
                                                -------    -----   --
     Net Realized (Loss) Gain on Investments...  (1,744)       2   --
Net Unrealized Gain (Loss) on Investments:
   Unrealized Gain (Loss) Beginning of Year....   3,669       --   --
   Unrealized Gain (Loss) End of Year.......... (26,328)   3,669   --
                                                -------    -----   --
   Net Unrealized Gain (Loss) on Investments... (29,997)   3,669   --
                                                -------    -----   --
     Net Gain (Loss) on Investments............ (31,741)   3,671   --
Increase (Decrease) in Assets Resulting from
 Operations.................................... (30,402)   3,579   --
                                                =======    =====   ==

                                                    MFS Emerging
                                                Growth Fund Division
                                                --------------------
                                                  2002      2001  2000
                                                -------    -----  ----
Investment Income:
   Dividend Income.............................      --       --   --
Expenses:
   Mortality and Expense Charge................     224       27   --
                                                -------    -----   --
     Net Investment Income (Expense)...........    (224)     (27)  --
Net Realized Gain (Loss) on Investments:
   Realized Gain from Distributions............      --       --   --
   Proceeds from Sales.........................  78,914      224   --
   Cost of Investments Sold....................  87,630      225   --
                                                -------    -----   --
     Net Realized (Loss) Gain on Investments...  (8,716)      (1)  --
Net Unrealized Gain (Loss) on Investments:
   Unrealized Gain (Loss) Beginning of Year....     661       --   --
   Unrealized (Loss) Gain End of Year..........  (2,095)     661   --
                                                -------    -----   --
   Net Unrealized (Loss) Gain on Investments...  (2,756)     661   --
                                                -------    -----   --
     Net (Loss) Gain on Investments............ (11,472)     660   --
(Decrease) Increase in Assets Resulting from
 Operations.................................... (11,696)     633   --
                                                =======    =====   ==


                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT A

 For the Years Ended December 31, 2002, 2001 and 2000, except for the AFIS New
  World Fund Division which is for the period May 1, 2000 (inception) through December 31, 2000 and the Fidelity Equity Income Fund Division, Fidelity Index
  500 Fund Division, Fidelity Contrafund Fund Division, Fidelity Mid Cap Fund Division, MFS Emerging Growth Fund Division, MFS Total Return Fund Division and the MFS New Discovery Fund Division which are for the period September 7, 2001
                     (inception) through December 31, 2001



                                                          MFS Total Return    MFS New Discovery
                                                           Fund Division        Fund Division
                                                        -------------------- --------------------
                                                          2002    2001  2000   2002    2001  2000
                                                        -------  -----  ---- -------  -----  ----
Investment Income:
   Dividend Income..................................... $ 1,781     --   --       --     --   --
Expenses:
   Mortality and Expense Charge........................     683     88   --      565     40   --
                                                        -------  -----   --  -------  -----   --
      Net Investment Income (Expense)..................   1,098    (88)  --     (565)   (40)  --
Net Realized Gain (Loss) on Investments:
   Realized Gain from Distributions....................     484     --   --       --     --   --
   Proceeds from Sales.................................  23,081     29   --   71,198    106   --
   Cost of Investments Sold............................  23,924     28   --   83,593    103   --
                                                        -------  -----   --  -------  -----   --
      Net Realized (Loss) Gain on Investments..........    (359)     1   --  (12,395)     3   --
Net Unrealized Gain (Loss) on Investments:
   Unrealized Gain (Loss) Beginning of Year............   2,068     --   --    3,107     --   --
   Unrealized (Loss) Gain End of Year..................  (4,537) 2,068   --  (17,880) 3,107   --
                                                        -------  -----   --  -------  -----   --
   Net Unrealized (Loss) Gain on Investments...........  (6,605) 2,068   --  (20,987) 3,107   --
                                                        -------  -----   --  -------  -----   --
      Net (Loss) Gain on Investments...................  (6,964) 2,069   --  (33,382) 3,110   --
(Decrease) Increase in Assets Resulting from Operations $(5,866) 1,981   --  (33,947) 3,070   --
                                                        =======  =====   ==  =======  =====   ==


                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT A

                      STATEMENTS OF CHANGES IN NET ASSETS


 For the Years Ended December 31, 2002, 2001 and 2000, except for the AFIS New
                           World Fund Division which

  is for the period May 1, 2000 (inception) through December 31, 2000 and the Fidelity Equity Income Fund Division, Fidelity Index 500

    Fund Division, Fidelity Contrafund Fund Division, Fidelity Mid Cap Fund Division, MFS Emerging Growth Fund Division, MFS Total Return Fund Division and the MFS New Discovery Fund Division which are for the period September 7, 2001
                     (inception) through December 31, 2001



                                                        AFIS                              AFIS
                                                   Cash Management                  High-Income Bond
                                                    Fund Division                    Fund Division
                                          --------------------------------  -------------------------------  -----------
                                             2002        2001       2000       2002       2001       2000       2002
                                          ----------  ---------  ---------  ---------  ---------  ---------  ----------
Operations:
   Net Investment Income (Expense)....... $   74,764    122,842     (5,439)   333,814    393,674      4,093      83,095
   Net Realized (Loss) Gain on
    Investments..........................     (4,257)    27,144      4,540   (116,837)   (74,868)   (35,169)   (383,530)
   Net Unrealized (Loss) Gain on
    Investments..........................    (55,904)   (76,780)   122,042   (305,477)   (52,736)  (115,736) (5,226,919)
                                          ----------  ---------  ---------  ---------  ---------  ---------  ----------
   Increase (Decrease) in Net Assets
    Resulting from Operations............     14,603     73,206    121,143    (88,500)   266,070   (146,812) (5,527,354)
   Net Deposits into (Withdrawals from)
    Separate Account.....................    491,220    609,006   (507,224)     1,935    (61,614)    83,486    (292,979)
                                          ----------  ---------  ---------  ---------  ---------  ---------  ----------
      Increase (Decrease) in Net
       Assets............................    505,823    682,212   (386,081)   (86,565)   204,456    (63,326) (5,820,333)
Net Assets, Beginning of Year............  3,058,736  2,376,524  2,762,605  3,929,885  3,725,429  3,788,755  29,447,723
                                          ----------  ---------  ---------  ---------  ---------  ---------  ----------
Net Assets, End of Year.................. $3,564,559  3,058,736  2,376,524  3,843,320  3,929,885  3,725,429  23,627,390
                                          ==========  =========  =========  =========  =========  =========  ==========

                                                        AFIS                              AFIS
                                              U.S. Government/AAA-Rated             Asset Allocation
                                                    Fund Division                    Fund Division
                                          --------------------------------  -------------------------------  -----------
                                             2002        2001       2000       2002       2001       2000       2002
                                          ----------  ---------  ---------  ---------  ---------  ---------  ----------
Operations:
   Net Investment Income (Expense)....... $  140,052    147,662     (6,892)    98,116    199,471    (28,875)     95,545
   Net Realized Gain (Loss) on
    Investments..........................     36,594     20,879    (21,123)   (80,612)   456,511     41,099    (563,251)
   Net Unrealized Gain (Loss) on
    Investments..........................    126,379     15,458    319,624   (855,173)  (670,676)   243,150  (1,181,661)
                                          ----------  ---------  ---------  ---------  ---------  ---------  ----------
   Increase (Decrease) in Net Assets
    Resulting from Operations............    303,025    183,999    291,609   (837,669)   (14,694)   255,374  (1,649,367)
   Net Deposits into (Withdrawals from)
    Separate Account.....................    713,345    284,478   (470,944)    74,980   (739,512)  (135,253)   (230,587)
                                          ----------  ---------  ---------  ---------  ---------  ---------  ----------
      Increase (Decrease) in Net
       Assets............................  1,016,370    468,477   (179,335)  (762,689)  (754,206)   120,121  (1,879,954)
Net Assets, Beginning of Year............  3,307,878  2,839,401  3,018,736  6,354,374  7,108,580  6,988,459  11,048,395
                                          ----------  ---------  ---------  ---------  ---------  ---------  ----------
Net Assets, End of Year.................. $4,324,248  3,307,878  2,839,401  5,591,685  6,354,374  7,108,580   9,168,441
                                          ==========  =========  =========  =========  =========  =========  ==========


                                                          AFIS
                                                         Growth
                                                      Fund Division
                                          ------------------------------------
                                             2001        2000         2002         2001        2000
                                          ----------  ----------  -----------  -----------  ----------
Operations:
   Net Investment Income (Expense).......    806,428    (164,327)    (240,234)   2,475,931    (511,183)
   Net Realized (Loss) Gain on
    Investments..........................  2,727,496     481,955   (1,241,817)  11,817,930   1,907,717
   Net Unrealized (Loss) Gain on
    Investments.......................... (2,978,759)  1,621,364  (10,497,432) (25,924,221)    703,971
                                          ----------  ----------  -----------  -----------  ----------
   Increase (Decrease) in Net Assets
    Resulting from Operations............    555,165   1,938,992  (11,979,483) (11,630,360)  2,100,505
   Net Deposits into (Withdrawals from)
    Separate Account.....................    239,852  (1,258,729)  (1,278,315)  (1,570,166)    994,998
                                          ----------  ----------  -----------  -----------  ----------
      Increase (Decrease) in Net
       Assets............................    795,017     680,263  (13,257,798) (13,200,526)  3,095,503
Net Assets, Beginning of Year............ 28,652,706  27,972,443   49,048,244   62,248,770  59,153,267
                                          ----------  ----------  -----------  -----------  ----------
Net Assets, End of Year.................. 29,447,723  28,652,706   35,790,446   49,048,244  62,248,770
                                          ==========  ==========  ===========  ===========  ==========

                                                          AFIS
                                                      Global Growth
                                                      Fund Division
                                          ------------------------------------
                                             2001        2000         2002         2001        2000
                                          ----------  ----------  -----------  -----------  ----------
Operations:
   Net Investment Income (Expense).......    293,398    (138,566)       4,473       45,185     (11,244)
   Net Realized Gain (Loss) on
    Investments..........................  2,693,474     855,078     (123,695)     (26,776)     47,054
   Net Unrealized Gain (Loss) on
    Investments.......................... (6,081,053) (5,191,824)     (94,093)    (290,775)   (519,764)
                                          ----------  ----------  -----------  -----------  ----------
   Increase (Decrease) in Net Assets
    Resulting from Operations............ (3,094,181) (4,475,312)    (213,315)    (272,366)   (483,954)
   Net Deposits into (Withdrawals from)
    Separate Account..................... (1,098,459)    341,668       12,909      (39,137)  1,170,015
                                          ----------  ----------  -----------  -----------  ----------
      Increase (Decrease) in Net
       Assets............................ (4,192,640) (4,133,644)    (200,406)    (311,503)    686,061
Net Assets, Beginning of Year............ 15,241,035  19,374,679    1,458,106    1,769,609   1,083,548
                                          ----------  ----------  -----------  -----------  ----------
Net Assets, End of Year.................. 11,048,395  15,241,035    1,257,700    1,458,106   1,769,609
                                          ==========  ==========  ===========  ===========  ==========


                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT A

 For the Years Ended December 31, 2002, 2001 and 2000, except for the AFIS New
  World Fund Division which is for the period May 1, 2000 (inception) through December 31, 2000 and the Fidelity Equity Income Fund Division, Fidelity Index
  500 Fund Division, Fidelity Contrafund Fund Division, Fidelity Mid Cap Fund Division, MFS Emerging Growth Fund Division, MFS Total Return Fund Division and the MFS New Discovery Fund Division which are for the period September 7, 2001
                     (inception) through December 31, 2001



                                                             AFIS Bond Fund               AFIS Global Small
                                                                Division             Capitalization Fund Division
                                                      ---------------------------  -------------------------------
                                                        2002      2001     2000       2002       2001       2000
                                                      --------  -------  --------  ---------  ---------  ---------
Operations:
   Net Investment Income (Expense)................... $ 15,164   14,924       318      2,100      3,805     (6,790)
   Net Realized (Loss) Gain on Investments...........   (2,933)     (22)   (6,701)  (123,870)   (50,173)    17,275
   Net Unrealized Gain (Loss) on Investments.........    8,203      966    10,224   (162,666)  (142,733)  (398,697)
                                                      --------  -------  --------  ---------  ---------  ---------
   Increase (Decrease) in Net Assets Resulting from
    Operations.......................................   20,434   15,868     3,841   (284,436)  (189,101)  (388,212)
   Net Deposits into (Withdrawals from) Separate
    Account..........................................  115,776  320,815  (101,725)   233,878     77,755  1,181,464
                                                      --------  -------  --------  ---------  ---------  ---------
      Increase (Decrease) in Net Assets..............  136,210  336,683   (97,884)   (50,558)  (111,346)   793,252
Net Assets, Beginning of Year........................  429,733   93,050   190,934  1,194,920  1,306,266    513,014
                                                      --------  -------  --------  ---------  ---------  ---------
Net Assets, End of Year.............................. $565,943  429,733    93,050  1,144,362  1,194,920  1,306,266
                                                      ========  =======  ========  =========  =========  =========

                                                           Fidelity Index 500            Fidelity Contrafund
                                                             Fund Division                  Fund Division
                                                      ---------------------------  -------------------------------
                                                        2002      2001     2000       2002       2001       2000
                                                      --------  -------  --------  ---------  ---------  ---------
Operations:
   Net Investment Income (Expense)................... $    460     (102)       --       (443)        (7)        --
   Net Realized (Loss) Gain on Investments...........   (5,806)      --        --     (5,304)        --         --
   Net Unrealized (Loss) Gain on Investments.........  (16,320)   2,872        --    (10,102)       227         --
                                                      --------  -------  --------  ---------  ---------  ---------
   (Decrease) Increase in Net Assets Resulting from
    Operations.......................................  (21,666)   2,770        --    (15,849)       220         --
   Net Deposits into (Withdrawals from) Separate
    Account..........................................   56,292   67,962        --    118,042      7,085         --
                                                      --------  -------  --------  ---------  ---------  ---------
      Increase (Decrease) in Net Assets..............   34,626   70,732        --    102,193      7,305         --
Net Assets, Beginning of Year........................   70,732       --        --      7,305         --         --
                                                      --------  -------  --------  ---------  ---------  ---------
Net Assets, End of Year.............................. $105,358   70,732        --    109,498      7,305         --
                                                      ========  =======  ========  =========  =========  =========


                                                           AFIS New World      Fidelity Equity Income
                                                           Fund Division            Fund Division
                                                      ------------------------ -----------------------
                                                        2002     2001    2000    2002    2001    2000
                                                      -------  -------  ------ -------  ------  ------
Operations:
   Net Investment Income (Expense)...................   3,733     (222)     --   1,339     (92)     --
   Net Realized (Loss) Gain on Investments........... (16,105)  (1,911)     --  (1,744)      2      --
   Net Unrealized Gain (Loss) on Investments......... (12,930)    (550)     -- (29,997)  3,669      --
                                                      -------  -------  ------ -------  ------  ------
   Increase (Decrease) in Net Assets Resulting from
    Operations....................................... (25,302)  (2,683)     -- (30,402)  3,579      --
   Net Deposits into (Withdrawals from) Separate
    Account..........................................  74,328   17,458  36,033 139,431  64,585      --
                                                      -------  -------  ------ -------  ------  ------
      Increase (Decrease) in Net Assets..............  49,026   14,775  36,033 109,029  68,164      --
Net Assets, Beginning of Year........................  50,808   36,033      --  68,164      --      --
                                                      -------  -------  ------ -------  ------  ------
Net Assets, End of Year..............................  99,834   50,808  36,033 177,193  68,164      --
                                                      =======  =======  ====== =======  ======  ======

                                                          Fidelity Mid Cap       MFS Emerging Growth
                                                           Fund Division            Fund Division
                                                      ------------------------ -----------------------
                                                        2002     2001    2000    2002    2001    2000
                                                      -------  -------  ------ -------  ------  ------
Operations:
   Net Investment Income (Expense)...................     293      (92)     --    (224)    (27)     --
   Net Realized (Loss) Gain on Investments...........  (8,400)       4      --  (8,716)     (1)     --
   Net Unrealized (Loss) Gain on Investments......... (39,849)   4,541      --  (2,756)    661      --
                                                      -------  -------  ------ -------  ------  ------
   (Decrease) Increase in Net Assets Resulting from
    Operations....................................... (47,956)   4,453      -- (11,696)    633      --
   Net Deposits into (Withdrawals from) Separate
    Account.......................................... 325,894  124,798      -- (39,676) 66,072      --
                                                      -------  -------  ------ -------  ------  ------
      Increase (Decrease) in Net Assets.............. 277,938  129,251      -- (51,372) 66,705      --
Net Assets, Beginning of Year........................ 129,251       --      --  66,705      --      --
                                                      -------  -------  ------ -------  ------  ------
Net Assets, End of Year.............................. 407,189  129,251      --  15,333  66,705      --
                                                      =======  =======  ====== =======  ======  ======


                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT A

 For the Years Ended December 31, 2002, 2001 and 2000, except for the AFIS New
  World Fund Division which is for the period May 1, 2000 (inception) through December 31, 2000 and the Fidelity Equity Income Fund Division, Fidelity Index
  500 Fund Division, Fidelity Contrafund Fund Division, Fidelity Mid Cap Fund Division, MFS Emerging Growth Fund Division, MFS Total Return Fund Division and the MFS New Discovery Fund Division which are for the period September 7, 2001
                     (inception) through December 31, 2001



                                                                    MFS Total Return      MFS New Discovery
                                                                     Fund Division          Fund Division
                                                                 ---------------------- ---------------------
                                                                   2002     2001   2000   2002    2001   2000
                                                                 --------  ------  ---- -------  ------  ----
Operations:
   Net Investment Income (Expense).............................. $  1,098     (88)  --     (565)    (40)  --
   Net Realized (Loss) Gain on Investments......................     (359)      1   --  (12,395)      3   --
   Net Unrealized (Loss) Gain on Investments....................   (6,605)  2,068   --  (20,987)  3,107   --
                                                                 --------  ------   --  -------  ------   --
   (Decrease) Increase in Net Assets Resulting from Operations..   (5,866)  1,981   --  (33,947)  3,070   --
   Net Deposits into Separate Account...........................   55,084  59,747   --   21,943  68,417   --
                                                                 --------  ------   --  -------  ------   --
      Increase (Decrease) in Net Assets.........................   49,218  61,728   --  (12,004) 71,487   --
Net Assets, Beginning of Year...................................   61,728      --   --   71,487      --   --
                                                                 --------  ------   --  -------  ------   --
Net Assets, End of Year......................................... $110,946  61,728   --   59,483  71,487   --
                                                                 ========  ======   ==  =======  ======   ==



                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT A

                         Notes to Financial Statements

                               December 31, 2002

(1) Organization

   Paragon Life Insurance Company (Paragon) established Paragon Separate Account A (the "Separate Account") on October 30, 1987. The Separate Account commenced operations on October 24, 1989 and is registered under the Investment Company Act of 1940 as a unit investment trust. The Separate Account receives and invests net premiums for flexible premium group variable life insurance policies that are issued by Paragon. The Separate Account is divided in eighteen Fund Divisions (the "Divisions"), which invest exclusively in corresponding shares of American Funds Insurance Series (AFIS), Fidelity Variable Insurance Products Fund (Fidelity) and MFS Variable Insurance Trust
(MFS), open-end, diversified management investment companies. These funds are the AFIS Cash Management, AFIS High-Income Bond (formerly High-Yield Bond), AFIS Growth-Income, AFIS Growth, AFIS U.S. Government/ AAA-Rated, AFIS Asset Allocation, AFIS International, AFIS Global Growth, AFIS Bond, AFIS Global Small Capitalization, AFIS New World, Fidelity Equity Income, Fidelity Index 500, Fidelity Contrafund, Fidelity Mid Cap, MFS Emerging Growth, MFS Total Return and MFS New Discovery. Policyholders have the option of directing their premium payments into any or all of the Divisions.

(2) Significant Accounting Policies

   The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

  Investments

   The investments in the respective Divisions of the Separate Account in the funds are valued daily based on the net asset values of the respective fund shares held. The average cost method is used in determining the cost of shares sold on withdrawals by the Divisions of the Separate Account. Share transactions are recorded consistent with trade date accounting. All dividends and realized gain distributions are recorded on the ex-dividend date and are immediately reinvested.

  Federal Income Taxes

   The operations of the Separate Account, including its Divisions, are treated as part of Paragon for income tax purposes. Under existing Federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no Federal income tax has been provided.

  Use of Estimates

   The preparation of financial statements requires management to make estimates and assumptions with respect to amounts reported in the financial statements. Actual results could differ from those estimates.

(3) Policy Charges

   Charges are deducted from the respective divisions of the Separate Account in accordance with the provisions of the policies to compensate Paragon for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, incurring expenses in distributing the policies, and assuming certain risks in connection with the policy.

                          PARAGON SEPARATE ACCOUNT A

  Premium Expense Charge


   Certain policies include a provision that premium payments may be reduced by a premium expense charge. The premium expense charge, if any, is determined by the costs associated with distributing the policy and is equal to ("0") or 1% of the premium depending on whether the Policy is determined to be a group or individual contract under OBRA. The premium expense charge compensates Paragon for providing the insurance benefits set forth in the policies, incurring expenses of distributing the policies, and assuming certain risks in connection with the policies. In addition, some policies have a premium tax assessment equal to 2% to 2.25% to reimburse Paragon for premium taxes incurred. The premium payment less premium expense and premium tax charges equals the net premium that is invested in the underlying separate account.


  Monthly Expense Charge

   Paragon has responsibility for the administration of the policies and the Separate Account. As reimbursement for expenses related to the acquisition and maintenance of each policy and the Separate Account, Paragon assesses a monthly administration charge to each policy. This charge, which varies due to the size of the group, has a maximum of $6.00 per month during the first 12 policy months and $3.50 per month thereafter.

  Cost of Insurance

   The cost of insurance is deducted on each monthly anniversary for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increase in face amount. Paragon determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

  Optional Rider Benefits Charge

   The optional rider benefits charge is a monthly deduction for any additional benefits provided by policy riders.

  Surrender or Contingent Deferred Sales Charge

   During the first policy year, certain policies include a provision for a charge upon surrender or lapse of the policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount assessed under the policy terms, if any, depends upon the cost associated with distributing the particular policies. The amount of any charge depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received by Paragon, and the policy year in which the surrender or other event takes place.

  Mortality and Expense Charge

   In addition to the above contract charges, a daily charge is made against the operations of each division for the mortality and expense risks assumed by Paragon. For policies sold as Employer Sponsored Plans, Paragon deducts a daily charge from the Divisions of the Separate Account at the rate of .00206% of the net assets which equals an annual rate of .75% of those net assets. For policies sold as Group American Plus, Paragon deducts a daily charge from the Divisions of the Separate Account at the rate of .00247% of the net assets which equals an annual rate of .90% of those net assets. The mortality risk assumed by Paragon is that insureds may die sooner than anticipated and that, therefore, Paragon will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

                          PARAGON SEPARATE ACCOUNT A

Note 4--Purchases and Sales of American Funds Insurance Series, Fidelity Variable Insurance Products Fund and MFS Variable Insurance Trust Shares


   For the years ended December 31, 2002, 2001 and 2000, except for the AFIS New World Fund Division which is for the period May 1, 2000 (inception) through December 31, 2000 and the Fidelity Equity Income Fund Division, Fidelity Index 500 Fund Division, Fidelity Contrafund Fund Division, Fidelity Mid Cap Fund Division, MFS Emerging Growth Fund Division, MFS Total Return Fund Division and the MFS New Discovery Fund Division which are for the period September 7, 2001 (inception) through December 31, 2001.


                          AFIS Cash Management           AFIS High-Income Bond         AFIS Growth-Income
                             Fund Division                   Fund Division                Fund Division
                     ------------------------------   --------------------------- -----------------------------
                        2002        2001      2000      2002     2001     2000      2002      2001      2000
                     ----------   --------- --------- --------- ------- --------- --------- --------- ---------
Purchases........... $1,585,381   1,887,865   802,266   533,336 508,292   452,509 2,208,899 2,897,412 1,877,229
Sales............... $1,121,709   1,284,267 1,330,581   543,123 595,757   405,144 2,658,418 2,904,545 3,328,075

                              AFIS Growth              AFIS U.S. Government/AAA-      AFIS Asset Allocation
                             Fund Division                Rated Fund Division             Fund Division
                     ------------------------------   --------------------------- -----------------------------
                        2002        2001      2000      2002     2001     2000      2002      2001      2000
                     ----------   --------- --------- --------- ------- --------- --------- --------- ---------
Purchases........... $3,046,321   3,047,883 4,557,450 1,380,992 648,134   360,086   900,035   663,117   734,284
Sales............... $4,582,816   5,176,650 3,900,987   676,539 405,406   843,106   847,399 1,481,242   911,089

                           AFIS International             AFIS Global Growth                AFIS Bond
                             Fund Division                   Fund Division                Fund Division
                     ------------------------------   --------------------------- -----------------------------
                        2002        2001      2000      2002     2001     2000      2002      2001      2000
                     ----------   --------- --------- --------- ------- --------- --------- --------- ---------
Purchases........... $1,071,535   1,315,714 1,841,967   330,386 361,128 1,466,155   363,532   355,464    51,565
Sales............... $1,372,813   2,512,047 1,646,367   314,725 434,646   289,756   249,058    38,509   152,815

                     AFIS Global Small Capitalization       AFIS New World           Fidelity Equity Income
                             Fund Division                   Fund Division                Fund Division
                     ------------------------------   --------------------------- -----------------------------
                        2002        2001      2000      2002     2001     2000      2002      2001      2000
                     ----------   --------- --------- --------- ------- --------- --------- --------- ---------
Purchases........... $  493,747     331,462 1,429,996   231,571  81,319        --   175,700    63,222        --
Sales............... $  261,555     285,822   240,823   157,937  28,241        --    35,819        65        --

                           Fidelity Index 500             Fidelity Contrafund           Fidelity Mid Cap
                             Fund Division                   Fund Division                Fund Division
                     ------------------------------   --------------------------- -----------------------------
                        2002        2001      2000      2002     2001     2000      2002      2001      2000
                     ----------   --------- --------- --------- ------- --------- --------- --------- ---------
Purchases........... $  146,983      66,073        --   148,404   6,905        --   380,866   123,391        --
Sales............... $   89,329         155        --    30,534      27        --    55,526       443        --

                          MFS Emerging Growth              MFS Total Return             MFS New Discovery
                             Fund Division                   Fund Division                Fund Division
                     ------------------------------   --------------------------- -----------------------------
                        2002        2001      2000      2002     2001     2000      2002      2001      2000
                     ----------   --------- --------- --------- ------- --------- --------- --------- ---------
Purchases........... $   39,252      66,050        --    78,223  59,092        --    92,665    68,469        --
Sales............... $   78,914         224        --    23,081      29        --    71,198       106        --


   The purchases above do not include dividends and realized gains from distributions that have been reinvested into the respective divisions.

                          PARAGON SEPARATE ACCOUNT A

Note 5--Accumulation of Unit Activity


   The following is a reconciliation of the accumulation of unit activity for the years ended December 31, 2002, 2001 and 2000, except for the AFIS New World Fund Division which is for the period May 1, 2000 (inception) through December 31, 2000 and the Fidelity Equity Income Fund Division, Fidelity Index 500 Fund Division, Fidelity Contrafund Fund Division, Fidelity Mid Cap Fund Division, MFS Emerging Growth Fund Division, MFS Total Return Fund Division, and the MFS New Discovery Fund Division which are for the period September 7, 2001 (inception) through December 31, 2001.



                                                AFIS                     AFIS                       AFIS
                                          Cash Management          High-Income Bond            Growth-Income
                                           Fund Division             Fund Division             Fund Division
                                      -----------------------  ------------------------  -------------------------
                                       2002    2001     2000    2002     2001     2000     2002     2001     2000
                                      ------- ------- -------  ------- -------  -------  -------  -------  -------
Net Increase (Decrease) in Units
  Deposits...........................  97,787 106,667  48,753   20,872  17,932   15,415   39,412   39,629   24,170
  Withdrawals........................  70,279  72,211  79,372   20,793  19,928   12,701   43,561   36,985   40,833
                                      ------- ------- -------  ------- -------  -------  -------  -------  -------
   Net Increase (Decrease) in Units..  27,508  34,456 (30,619)      79  (1,996)   2,714   (4,149)   2,644  (16,663)
Outstanding Units, Beginning of Year. 171,656 137,200 167,819  123,071 125,067  122,353  345,582  342,938  359,601
                                      ------- ------- -------  ------- -------  -------  -------  -------  -------
Outstanding Units, End of Year....... 199,164 171,656 137,200  123,150 123,071  125,067  341,433  345,582  342,938
                                      ======= ======= =======  ======= =======  =======  =======  =======  =======

                                                AFIS
                                          U.S. Government/               AFIS                       AFIS
                                             AAA-Rated             Asset Allocation            International
                                           Fund Division             Fund Division             Fund Division
                                      -----------------------  ------------------------  -------------------------
                                       2002    2001     2000    2002     2001     2000     2002     2001     2000
                                      ------- ------- -------  ------- -------  -------  -------  -------  -------
Net Increase (Decrease) in Units
  Deposits...........................  61,274  30,859  17,811   37,192  24,596   25,175   64,148   55,647   49,043
  Withdrawals........................  32,038  18,454  41,187   35,121  48,974   29,901   73,494  100,674   41,916
                                      ------- ------- -------  ------- -------  -------  -------  -------  -------
   Net Increase (Decrease) in Units..  29,236  12,405 (23,376)   2,071 (24,378)  (4,726)  (9,346) (45,027)   7,127
Outstanding Units, Beginning of Year. 143,510 131,105 154,481  205,464 229,842  234,568  456,232  501,259  494,132
                                      ------- ------- -------  ------- -------  -------  -------  -------  -------
Outstanding Units, End of Year....... 172,746 143,510 131,105  207,535 205,464  229,842  446,886  456,232  501,259
                                      ======= ======= =======  ======= =======  =======  =======  =======  =======


                                                AFIS
                                               Growth
                                            Fund Division
                                      -------------------------
                                        2002     2001    2000
                                      -------  -------  -------
Net Increase (Decrease) in Units
  Deposits...........................  42,479   29,886   28,936
  Withdrawals........................  54,034   43,345   23,749
                                      -------  -------  -------
   Net Increase (Decrease) in Units.. (11,555) (13,459)   5,187
Outstanding Units, Beginning of Year. 401,614  415,073  409,886
                                      -------  -------  -------
Outstanding Units, End of Year....... 390,059  401,614  415,073
                                      =======  =======  =======


                                                AFIS
                                            Global Growth
                                            Fund Division
                                      -------------------------
                                        2002     2001    2000
                                      -------  -------  -------
Net Increase (Decrease) in Units
  Deposits...........................  25,947   23,210   61,636
  Withdrawals........................  24,318   26,451   14,167
                                      -------  -------  -------
   Net Increase (Decrease) in Units..   1,629   (3,241)  47,469
Outstanding Units, Beginning of Year.  90,556   93,797   46,328
                                      -------  -------  -------
Outstanding Units, End of Year.......  92,185   90,556   93,797
                                      =======  =======  =======

                          PARAGON SEPARATE ACCOUNT A

Note 5--Accumulation of Unit Activity--(continued)



                                              AFIS                  AFIS                       AFIS              Fidelity
                                              Bond          Global Small Capitalization     New World         Equity Income
                                          Fund Division         Fund Division             Fund Division       Fund Division
                                      --------------------  --------------------------- ------------------ --------------------
                                       2002   2001   2000    2002      2001     2000     2002  2001  2000   2002   2001   2000
                                      ------ ------ ------   -------   ------   ------  ------ ----- ----- ------  ----- ------
Net Increase (Decrease) in Units
  Deposits........................... 30,232 29,048  4,417   40,560   26,322   68,286   23,180 4,338 3,614  5,269  1,814     --
  Withdrawals........................ 20,995  3,088 13,433   24,395   21,860   13,651   17,258 2,537    --  1,365      1     --
                                      ------ ------ ------   -------   ------   ------  ------ ----- ----- ------  ----- ------
   Net Increase (Decrease) in Units..  9,237 25,960 (9,016)  16,165    4,462   54,635    5,922 1,801 3,614  3,904  1,813     --
Outstanding Units, Beginning of Year. 33,851  7,891 16,907   85,522   81,060   26,425    5,415 3,614    --  1,813     --     --
                                      ------ ------ ------   -------   ------   ------  ------ ----- ----- ------  ----- ------
Outstanding Units, End of Year....... 43,088 33,851  7,891  101,687   85,522   81,060   11,337 5,415 3,614  5,717  1,813     --
                                      ====== ====== ======   =======   ======   ======  ====== ===== ===== ======  ===== ======

                                            Fidelity              Fidelity                   Fidelity              MFS
                                            Index 500            Contrafund                  Mid Cap         Emerging Growth
                                          Fund Division         Fund Division             Fund Division       Fund Division
                                      --------------------  --------------------------- ------------------ --------------------
                                       2002   2001   2000    2002      2001     2000     2002  2001  2000   2002   2001   2000
                                      ------ ------ ------   -------   ------   ------  ------ ----- ----- ------  ----- ------
Net Increase (Decrease) in Units
  Deposits...........................  1,141    482     --    5,755      277       --   20,492 6,649    --  2,594  3,417     --
  Withdrawals........................    694      1     --    1,427        1       --    3,792    21    --  4,809     11     --
                                      ------ ------ ------   -------   ------   ------  ------ ----- ----- ------  ----- ------
   Net Increase (Decrease) in Units..    447    481     --    4,328      276       --   16,700 6,628    -- (2,215) 3,406     --
Outstanding Units, Beginning of Year.    481     --     --      276       --       --    6,628    --    --  3,406     --     --
                                      ------ ------ ------   -------   ------   ------  ------ ----- ----- ------  ----- ------
Outstanding Units, End of Year.......    928    481     --    4,604      276       --   23,328 6,628    --  1,191  3,406     --
                                      ====== ====== ======   =======   ======   ======  ====== ===== ===== ======  ===== ======

                                               MFS                   MFS
                                          Total Return          New Discovery
                                          Fund Division         Fund Division
                                      --------------------  ---------------------------
                                       2002   2001   2000    2002      2001     2000
                                      ------ ------ ------   -------   ------   ------
Net Increase (Decrease) in Units
  Deposits...........................  3,799  2,841     --    6,397    4,481       --
  Withdrawals........................  1,214     --     --    5,384        5       --
                                      ------ ------ ------   -------   ------   ------
   Net Increase in Units.............  2,585  2,841     --    1,013    4,476       --
Outstanding Units, Beginning of Year.  2,841     --     --    4,476       --       --
                                      ------ ------ ------   -------   ------   ------
Outstanding Units, End of Year.......  5,426  2,841     --    5,489    4,476       --
                                      ====== ====== ======   =======   ======   ======

                          PARAGON SEPARATE ACCOUNT A

                            SCHEDULE OF INVESTMENTS

                               December 31, 2002

                                                    Number     Market
                                                   of Shares   Value        Cost
                                                   --------- ----------- -----------
American Funds Insurance Series:
   AFIS Cash Management Fund Division.............   319,796 $ 3,572,124 $ 3,607,478
   AFIS High-Income Bond Fund Division............   368,483   3,846,965   4,625,674
   AFIS Growth-Income Fund Division...............   922,117  23,633,859  29,440,248
   AFIS Growth Fund Division...................... 1,069,203  35,786,223  50,919,674
   AFIS U.S. Government/AAA-Rated Fund Division...   349,538   4,323,789   4,041,336
   AFIS Asset Allocation Fund Division............   456,727   5,585,773   6,451,665
   AFIS International Fund Division...............   910,076   9,164,470  13,952,498
   AFIS Global Growth Fund Division...............   111,448   1,264,934   1,842,790
   AFIS Bond Fund Division........................    54,407     566,381     556,338
   AFIS Global Small Capitalization Fund Division.   123,637   1,146,118   1,751,356
   AFIS New World Fund Division...................    11,410      99,952     113,432
Fidelity Variable Insurance Products Fund:
   Fidelity Equity Income Fund Division...........     9,769     177,407     203,735
   Fidelity Index 500 Fund Division...............     1,056     105,484     118,932
   Fidelity Contrafund Fund Division..............     6,057     109,628     119,503
   Fidelity Mid Cap Fund Division.................    23,282     407,666     442,974
MFS Variable Insurance Trust:
   MFS Emerging Growth Fund Division..............     1,289      15,352      17,447
   MFS Total Return Fund Division.................     6,481     111,092     115,629
   MFS New Discovery Fund Division................     5,705      59,557      77,437


                See Accompanying Independent Auditors' Report.

                          PARAGON SEPARATE ACCOUNT A

                             FINANCIAL HIGHLIGHTS


                                              As of December 31, 2002       For the Year Ended December 31, 2002
                                         --------------------------------- -------------------------------------------
                                                                                        Expense
                                          Total                            Investment   Ratio***
                                          Units    Unit Fair                 Income    (lowest to  Total Return****
                                          Held      Value*     Net Assets   Ratio**     highest)   (highest to lowest)
                                         ------- ------------- ----------- ---------- ------------ -------------------
American Funds Insurance Series:
  AFIS Cash Management Fund
   Division............................. 199,164 $17.91, 17.87 $ 3,564,559   3.08%    0.75%, 0.90%   0.51%     0.34%
  AFIS High-Income Bond Fund
   Division............................. 123,150  31.22, 31.15   3,843,320   9.86%    0.75%, 0.90%  -2.25%    -2.38%
  AFIS Growth-Income Fund Division...... 341,433  69.24, 69.09  23,627,390   1.11%    0.75%, 0.90% -18.76%   -18.88%
  AFIS Growth Fund Division............. 390,059  91.82, 91.61  35,790,446   0.21%    0.75%, 0.90% -24.84%   -24.95%
  AFIS U.S. Government/AAA-Rated
   Fund Division........................ 172,746  25.04, 24.99   4,324,248   4.59%    0.75%, 0.90%   8.63%     8.46%
  AFIS Asset Allocation Fund Division... 207,535  26.96, 26.90   5,591,685   2.43%    0.75%, 0.90% -12.84%   -12.97%
  AFIS International Fund Division...... 446,886  20.54, 20.49   9,168,441   1.75%    0.75%, 0.90% -15.19%   -15.37%
  AFIS Global Growth Fund Division......  92,185  13.67, 13.64   1,257,700   1.12%    0.75%, 0.90% -15.15%   -15.23%
  AFIS Bond Fund Division...............  43,088  13.14, 13.11     565,943   4.01%    0.75%, 0.90%   3.46%     3.31%
  AFIS Global Small Capitalization Fund
   Division............................. 101,687  11.26, 11.23   1,144,362   0.94%    0.75%, 0.90% -19.40%   -19.56%
  AFIS New World Fund Division..........  11,337   8.81,  8.79      99,834   3.71%    0.75%, 0.90%  -6.08%    -6.29%
Fidelity Variable Insurance Products
 Fund:
  Fidelity Equity Income Fund Division..   5,717         30.99     177,193   1.67%       0.75%         -17.58%
  Fidelity Index 500 Fund Division......     928        113.58     105,358   1.22%       0.75%         -22.83%
  Fidelity Contrafund Fund Division.....   4,604         23.78     109,498   0.10%       0.75%         -10.03%
  Fidelity Mid Cap Fund Division........  23,328         17.45     407,189   0.83%       0.75%         -10.51%
MFS Variable Insurance Trust:
  MFS Emerging Growth Fund
   Division.............................   1,191         12.88      15,333   0.00%       0.75%         -34.22%
  MFS Total Return Fund Division........   5,426         20.45     110,946   2.03%       0.75%         -5.85%
  MFS New Discovery Fund Division.......   5,489         10.84      59,483   0.00%       0.75%         -32.12%

--------

   *Unit fair value amounts are listed for Employer Sponsored Plans and Group American Plus, respectively, where applicable.



  ** These amounts represent the dividends, excluding distributions of capital gains, received by the Fund Divisions from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Fund Division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. For periods in which a Fund Division commenced or ceased operations, the investment income ratio is not annualized.



 *** These ratios represent the annualized contract expenses of each of the Fund Divisions of the separate account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded. The ratios are listed for Employer Sponsored Plans and Group American Plus, respectively, where applicable.



**** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                          PARAGON SEPARATE ACCOUNT A



                             FINANCIAL HIGHLIGHTS



                                               As of December 31, 2001         For the Year Ended December 31, 2001
                                         ----------------------------------- -------------------------------------------
                                                                                          Expense
                                          Total                              Investment   Ratio**
                                          Units     Unit Fair                  Income    (lowest to   Total Return**
                                          Held        Value      Net Assets    Ratio*     highest)   (highest to lowest)
                                         ------- --------------- ----------- ---------- ------------ -------------------
American Funds Insurance Series:
  AFIS Cash Management Fund
   Division............................. 171,656 $  17.82, 17.81 $ 3,058,736    5.36%   0.75%, 0.90%   2.89%,     2.83%
  AFIS High-Yield Bond Fund
   Division............................. 123,071    31.94, 31.91   3,929,885   10.92%   0.75%, 0.90%   7.22%,     7.12%
  AFIS Growth-Income Fund Division...... 345,582    85.23, 85.17  29,447,723    3.50%   0.75%, 0.90%   2.01%,     1.94%
  AFIS Growth Fund Division............. 401,614  122.16, 122.07  49,048,244    5.41%   0.75%, 0.90% -18.54%,   -18.60%
  AFIS U.S. Government/AAA-Rated
   Fund Division........................ 143,510    23.05, 23.04   3,307,878    5.65%   0.75%, 0.90%   6.42%,     6.37%
  AFIS Asset Allocation Fund Division... 205,464    30.93, 30.91   6,354,374    3.83%   0.75%, 0.90%   0.00%,   - 0.06%
  AFIS International Fund Division...... 456,232    24.22, 24.21  11,048,395    3.02%   0.75%, 0.90% -20.36%,   -20.39%
  AFIS Global Growth Fund Division......  90,556    16.11, 16.09   1,458,106    3.56%   0.75%, 0.90% -14.63%,   -14.73%
  AFIS Bond Fund Division...............  33,851    12.70, 12.69     429,733    6.25%   0.75%, 0.90%   7.72%,     7.63%
  AFIS Global Small Capitalization Fund
   Division.............................  85,522    13.97, 13.96   1,194,920    1.06%   0.75%, 0.90% -13.28%,   -13.35%
  AFIS New World Fund Division..........   5,415      9.38, 9.38      50,808    0.16%   0.75%, 0.90% - 5.92%,   - 5.92%
Fidelity Variable Insurance Products
 Fund:
  Fidelity Equity Income Fund
   Division.............................   1,813           37.60      68,164    0.00%          0.75%      8.24%
Fidelity Variable Insurance Products
 Fund II:
  Fidelity Index 500 Fund Division......     481          147.18      70,732    0.00%          0.75%      9.34%
  Fidelity Contrafund Fund Division.....     276           26.43       7,305    0.00%          0.75%      6.13%
Fidelity Variable Insurance Products
 Fund III:
  Fidelity Mid Cap Fund Division........   6,628           19.50     129,251    0.00%          0.75%      9.37%
MFS Variable Insurance Trust:
  MFS Emerging Growth Fund
   Division.............................   3,406           19.58      66,705    0.00%          0.75%      21.46%
  MFS Total Return Fund Division........   2,841           21.72      61,728    0.00%          0.75%      5.04%
  MFS New Discovery Fund Division.......   4,476           15.97      71,487    0.00%          0.75%      27.76%

--------

   *These amounts represent the dividends, excluding distributions of capital gains, received by the Fund Divisions from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Fund Division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.


    For periods in which a Fund Division commenced or ceased operations, the investment income ratio is not annualized.



  **These ratios represent the annualized contract expenses of each of the Fund
   Divisions of the separate account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.



 ***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                                     PART C

                                OTHER INFORMATION

Item 27. Exhibits

1.   Board of Directors Resolutions.

     a) Resolution adopted by the Board of Directors of Paragon Life Insurance Company authorizing the establishment of Separate Account A of Paragon Life Insurance Company (3)

2.   Custodian Agreements. Not applicable.

3.   Underwriting Contracts.

     a) Form of Underwriting Agreement between Paragon Life Insurance Company and General American Distributors, Inc. (6)

     b)   Form of Selling Agreement (2)

     c)   Commission Schedule (3)

4.   Contracts.

     a)   Form of Group Contract (30010) (3)

     b)   Proposed Form of Individual Policy and Policy Riders: (3082600) (3)

     c)   Proposed Form of Certificate and Certificate Riders: (3080800) (3)

5.   Applications.

     a)   Form of Application for Group Contract (10914) (3)

     b) Form of Application for Employee Insurance (Guaranteed Issue) (Group Contract 10915) (3)

     c) Form of Application for Employee Insurance (Simplified Issue) (Group Contract 10921, 10920) (3)

     d)   Form of Application for Spouse Insurance (Group Contract 10917) (3)

     e) Form of Application for Employee Insurance Guaranteed Issue (Individual Policy 10352, 33100) (3)

     f) Form of Application for Employee Insurance (Simplified Issue) (Individual Policy 10357) (3)

     g)   Form of Application for Spouse Insurance (Individual Policy 10354) (3)

     h)   Form of Application Supplement (33116) (3)

6.   Depositor's Certificate of Incorporation and By-Laws.

     a) Amended Charter and Articles of Incorporation of Paragon Life Insurance Company (2)

     b)   By-Laws of Paragon Life Insurance Company (2)

7.   Reinsurance Contract. (1)

8.   Participation Agreements.

     a) Form of Participation Agreement with American Variable Insurance Series (3)

     b) Form of Participation Agreement with Fidelity Variable Insurance Products Fund (2)

          a. Amendment to the Participation Agreement with Fidelity Variable Insurance Products Fund authorizing use by Separate Account A.
               (5)

     c) Form of Participation Agreement with Fidelity Variable Insurance Products Fund II (2)

          a. Amendment to the Participation Agreement with Fidelity Variable Insurance Products Fund II authorizing use by Separate Account A.
               (5)

     d) Form of Participation Agreement with Fidelity Variable Insurance Products Fund III (2)

          a. Amendment to the Participation Agreement with Fidelity Variable Insurance Products Fund III authorizing use by Separate Account
               A. (5)

     e)   Form of Participation Agreement with MFS Variable Insurance Truse (2)

          a. Amendment to the Participation Agreement with MFS Variable Insurance Trust authorizing use by Separate Account A. (5)

     f)

     g)   Form of Participation Agreement with Scudder Variable Series I (2, 7)

     h)   Form of Participation Agreement with T. Rowe Price Equity Series, Inc.
          (5)

     i) Form of Participation Agreement with T. Rowe Price Fixed Income Series, Inc. (5)

9.   Administrative Contracts. Not applicable.

10.  Other Material Contracts. Powers of Attorney (1)

11.  Legal Opinion.

     a)   Opinion of Gregg P. Hirsch, Esquire (1)

12.  Actuarial Opinion.
     Not Applicable

13.  Calculations.
     Not Applicable

14.  Other Opinions.

     a)   Consent of Sutherland Asbill & Brennan LLP (1)

     b)   Consent of Deloitte & Touche LLP (1)

15. Omitted Financial Statements. No financial statements are omitted from Item 24.

16.  Initial Capital Agreements. Not applicable.

17. Redeemability Exemption. Memorandum describing Paragon Life Insurance Company's issuance, transfer and redemption procedures for the Policies and the Company's procedure for conversion to a fixed benefit policy (3)

----------

(1) Filed here

(2) Incorporated herein by reference to pre-effective amendment number 1 to the Form S-6 registration statement (File No. 333-80393) on September 1, 1999.

(3) Incorporated herein by reference to post-effective amendment number 12 to the Form S-6 registration statement (File No. 033-18341) filed on April 28, 2000.

(4) Incorporated herein by reference to post-effective amendment number 13 to the Form S-6 registration statement (File No. 033-18341) filed on April 25, 2001.

(5) Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 033-18341) filed on April 30, 2002

(6) Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 033-58796) filed on April 30, 2002.

Item 28. Directors and Officers of the Depositor

Name and Principal Business Address   Position and Offices with Depositor/1/
-----------------------------------   ------------------------------------------
EXECUTIVE OFFICERS/2/

Anthony F. Trani/3/................   President and Chief Executive Officer

Craig K. Nordyke/3/................   Executive Vice President and Chief
                                      Actuary

Michael J. McDermott/3/............   Vice President--Sales

Matthew K. Duffy...................   Vice President and Chief Financial
                                      Officer

John R. Tremmel....................   Vice President--Operations and System
                                      Development

DIRECTORS/4/

Nicholas D. Latrenta...............   Senior Vice President--Institutional
                                      Business Operations

Roy C. Albertalli..................   Chief Counsel--Institutional Business and
                                      Banking

Craig J. Guiffre...................   Vice President - Institutional Marketing

Eugene Marks, Jr...................   Senior Vice President--Institutional
                                      Business Operations

Stanley J. Talbi...................   Senior Vice President and Chief Financial
                                      Officer--U.S. Insurance and Financial
                                      Services Division

Michael W. Witwer .................   Vice President--Life Products

----------
/1/ All positions listed for Officers are with Paragon Life Insurance Company.

/2/ The principal business address for each person listed is Paragon Life
    Insurance Company, 190 Carondelet Plaza, St. Louis, MO 63105.

/3/ Indicates Executive Officers who are also Directors.

/4/ All positions listed for Directors are with Metropolitan Life Insurance
    Company with the principal business address of One Madison Avenue, New York, NY 10010, except for Michael W. Witwer and Craig J. Guiffre--Metropolitan Life Insurance Company, 501 US Highway 22, Bridgewater, NJ 08807.

Item 29. Persons Controlled by or Under Common Control With the Depositor or Registrant (1)

Item 30. Indemnification

     The By-Laws of Paragon Life Insurance Company provide, in part in Section 13 Article III, as follows:

                                   ARTICLE III

            INDEMNIFICATION OF DIRECTORS, OFFICERS, AND OTHER PERSONS

Section 13. "The Corporation may indemnify any person who is made a party to any civil or criminal suit, or made a subject of any administrative or investigative proceeding by reason of the fact that he is or was a director, officer, or agent of the Corporation. This indemnity may extend to expenses, including attorney's fees, judgments, fine, and amounts paid in settlement. The indemnity shall not be available to persons being sued by or upon the information of the Corporation not to person who are being investigated by the Corporation. The indemnity shall be discretionary with the Board of Directors and shall not be granted until the Board of Directors has made a determination that the person who would be indemnified acted in good faith and in a manner he reasonably believed to be in the best interest of the Corporation. The Corporation shall have such other and further powers of indemnification as are not inconsistent with the laws of Missouri."

     Insofar as indemnification for liability arising under the Securities Act of l933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the Charter and Articles of Incorporation of the Company, the By-Laws of the Company, agreement, statute, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriter

     (a) Other Activity. General American Distributors is ("GAD") is the principal underwriter of the Policies as defined in the Investment Company Act of 1940, as amended.

     (b) Management. The following information is furnished with respect to the officers and directors of GAD.

       NAME AND PRINCIPAL                       POSITIONS AND OFFICES
        BUSINESS ADDRESS                             WITH GAD/1/
       -------------------                      ---------------------
            Officers

       Richard V. Furlong/2//3/............     President
       Richard D. Evans....................     Vice President
       John E. Petersen....................     Vice President
       Steven D. Anderson/2/...............     Vice President and CFO
       Norman R. Lazarus...................     Vice President-Compliance
       Dennis J. Capriglione/2/............     Secretary/Treasurer
       James W. Koeger.....................     Assistant Treasurer

-----------

/1/ All positions listed for Officers are with General American Distributors, Inc., 700 Market Street, St. Louis, Missouri 63101, unless otherwise noted.

/2/  Indicates Officers who are also Directors.

/3/ Principal business address is Metropolitan Life Insurance Company, One Madison Avenue, New York, NY 10010.

     (c) Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

  (1)                (2)              (3)            (4)           (5)
  NAME OF     NET UNDERWRITING
 PRINCIPAL      DISCOUNTS AND    COMPENSATION     BROKERAGE
UNDERWRITER      COMMISSIONS     ON REDEMPTION   COMMISSIONS   COMPENSATION
-----------   ----------------   -------------   -----------   ------------
   GAD               $0               $0             $0            $ *


* Fees of $42,000 provided to GAD to offset costs of administering Home Office registered representatives.

Item 32. Location of Accounts and Records

     All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained by Paragon Life Insurance Company at 190 Carondelet Plaza, St. Louis, MO 63105.

Item 33. Management Services

     All management contracts are discussed in Part A or Part B.

Item 34. Fee Representation

     Paragon Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Paragon Life Insurance Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, in the City of St. Louis and State of Missouri, on the 30th day of April, 2003.

                                                   Separate Account A
                                             Of Paragon Life Insurance Company
                                                       (Registrant)

Attest:                                 By:
        ------------------                 ------------------------------------
        Elizabeth A. Rich                             Anthony F. Trani
        Assistant Secretary                President and Chief Executive Officer

                                        By:   Paragon Life Insurance Company
                                                      (Depositor)

Attest:                                 By:
        -------------------                ------------------------------------
        Elizabeth A. Rich                            Anthony F. Trani
        Assistant Secretary                President and Chief Executive Officer


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on April 30, 2003.

          SIGNATURES                                 TITLE
-----------------------------    -----------------------------------------------

                                 President, Chief Executive Officer and Director
-----------------------------               (Principal Executive Officer)
    Anthony F. Trani

                                          Executive Vice President,
-----------------------------            Chief Actuary and Director
    Craig K. Nordyke

            *                            Vice President and Director
-----------------------------
   Michael J. McDermott

            *                                      Director
-----------------------------
    Nicholas D. Latrenta

           *                                       Director
-----------------------------
      Roy C. Albertalli

           *                                       Director
-----------------------------
     Craig J. Guiffre

           *                                       Director
-----------------------------
     Eugene Marks, Jr.

           *                                        Director
-----------------------------
    Stanley J. Talbi

           *                                        Director
-----------------------------
    Michael W. Witwer

*By: ----------------------------
           Attorney-in-Fact
    Pursuant to Power of Attorney

                                  EXHIBIT INDEX

EXHIBITS
--------

  (7)         Reinsurance Contract

 (10)         Powers of Attorney

 (11)(a)      Opinion of Gregg P. Hirsch, Esquire

 (14)(a)      Consent of Sutherland Asbill & Brennan LLP

 (14)(b)      Consent of Deloitte & Touche LLP

 (29)         Organizational Structure of MetLife, Inc. and Subsidiaries